UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
ATHENE HOLDING LTD.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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ATHENE HOLDING LTD.
Chesney House, 96 Pitts Bay Road,
Pembroke, HM08, Bermuda
NOTICE OF 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF ATHENE HOLDING LTD.

Hamilton, Bermuda
April 21, 2020
Dear Shareholder:
Notice is hereby given that the annual general meeting of the holders of Class A common shares (the “Shareholders”) of Athene Holding Ltd. (“AHL” and together with its consolidated subsidiaries, the “Company,” “our,” “us,” or “we”) is to be held on June 2, 2020 at 9:00 a.m. Eastern Time. In light of public health concerns regarding the coronavirus (COVID-19) outbreak, we will be hosting a completely virtual annual general meeting, which will be conducted solely online via live webcast. You will be able to attend and participate in the annual general meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/257990728 at the meeting date and time stated above. You will need the password for the meeting and the control number included on your proxy card to access the meeting. The password for the meeting is ATH2020. There is no physical location for the annual general meeting. The annual general meeting will held for the following purposes:

1.	to elect the directors of Athene Holding Ltd. named in the accompanying proxy statement;

2.
to appoint PricewaterhouseCoopers LLP (“PwC”), an independent registered accounting firm, as the Company’s independent auditor to serve until the close of the Company’s next annual general meeting in 2021;

3.	to refer the determination of the remuneration of PwC to the audit committee of the board of directors of the Company; and

4.	to vote on a non-binding advisory resolution to approve the compensation paid to the Company’s named executive officers (“Say on Pay”).
The board of directors recommends a vote FOR each of Items 1 through 4. The Company will also present the Company’s audited consolidated financial statements for the year ended December 31, 2019 at the annual general meeting pursuant to the Bermuda Companies Act 1981, as amended, and Bye-law 78 of the Company’s Thirteenth Amended and Restated Bye-laws (the “Bye-laws”).
Only Shareholders of record, as shown by the Register of Shareholders and the records of Computershare and the Company at the close of business on April 3, 2020 (the “Record Date”) are entitled to receive notice and only those Shareholders as of the Record Date are entitled to vote at the annual general meeting. THE VOTING RIGHTS OF A SHAREHOLDER’S CLASS A COMMON SHARES ARE SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE BYE-LAWS AND AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. THE ADJUSTMENTS MAY, IN CERTAIN CIRCUMSTANCES, RESULT IN A SHAREHOLDER’S CLASS A COMMON SHARES CARRYING NO VOTES AT THE ANNUAL GENERAL MEETING. PLEASE SEE “IMPORTANT VOTING INFORMATION” IN THE ACCOMPANYING PROXY STATEMENT FOR A DESCRIPTION OF THE VOTING RIGHTS APPLICABLE TO THE CLASS A COMMON SHARES.
The proxy statement and accompanying materials are first being made available to Shareholders on or about April 21, 2020.
Under Bermuda law, if an item set out in this Notice is no longer applicable at the time of the meeting, the Chairman of the meeting may decide not to put such resolution to a vote at the meeting.
YOU MAY COMPLETE YOUR PROXY BY INTERNET OR MAIL AS SET FORTH ON THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY ALSO ATTEND THE

MEETING AND VOTE VIA THE LIVE WEBCAST OF THE MEETING AVAILABLE AT WWW.MEETINGCENTER.IO/257990728. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT. YOUR SHARES WILL BE VOTED PURSUANT TO THE INSTRUCTIONS CONTAINED IN YOUR COMPLETED PROXY. IF YOU RETURN A SIGNED PROXY CARD AND NO INSTRUCTIONS ARE GIVEN, YOUR SHARES WILL BE VOTED “FOR” ITEMS 2 THROUGH 4.
Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be Held on June 2, 2020: the proxy statement for Shareholders is also available at www.investorvote.com/ATH.

By order of the board of directors,

/s/ Natasha Scotland Courcy
Natasha Scotland Courcy
Corporate Secretary

ATHENE HOLDING LTD.
PROXY STATEMENT
FOR
THE ANNUAL GENERAL MEETING OF HOLDERS OF CLASS A COMMON SHARES
TO BE HELD ON JUNE 2, 2020

IMPORTANT INFORMATION ABOUT THE ANNUAL GENERAL MEETING
AND PROXY PROCEDURES
The accompanying proxy is solicited by the board of directors of Athene Holding Ltd. (“AHL” and together with its consolidated subsidiaries, the “Company,” “our,” “us,” or “we”) to be voted at the annual general meeting (“Annual General Meeting”) of holders of the Company’s Class A common shares (the “Shareholders” and the “Shares,” respectively) to be held on June 2, 2020 at 9:00 a.m. Eastern Time, and any adjournments thereof. In light of public health concerns regarding the coronavirus (COVID-19) outbreak, we will be hosting a completely virtual Annual General Meeting, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual General Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/257990728 at the meeting date and time stated above. You will need the password for the meeting and the control number included on your proxy card to access the meeting. The password for the meeting is ATH2020. There is no physical location for the Annual General Meeting. This proxy statement and the accompanying materials are first being made available to Shareholders on or about April 21, 2020.
The Purpose of the Annual General Meeting
At the Annual General Meeting, the Shareholders will vote in person (via the live webcast) or by proxy on the following matters as set forth in the notice of the meeting:

1.	to elect the directors of Athene Holding Ltd. named in this proxy statement;

2.
to appoint PricewaterhouseCoopers LLP (“PwC”), an independent registered accounting firm, as the Company’s independent auditor to serve until the close of the Company’s next annual general meeting in 2021;

3.	to refer the determination of the remuneration of PwC to the audit committee of the board of directors of the Company; and

4.	to vote on a non-binding advisory resolution to approve the compensation paid to the Company’s named executive officers (“Say on Pay”).
Presentation of Financial Statements
In accordance with the Bermuda Companies Act 1981, as amended, and Bye-law 78 of the Company’s Thirteenth Amended and Restated Bye-laws (the “Bye-laws”), the Company’s audited consolidated financial statements for the year ended December 31, 2019 prepared in accordance with accounting principles generally accepted in the United States will be presented at the Annual General Meeting and will be made available not later than five (5) business days prior to the Annual General Meeting. The board of directors of the Company has approved these financial statements. There is no requirement under Bermuda law that these financial statements be approved by Shareholders, and no such approval will be sought at the Annual General Meeting.
Shareholders Entitled to Vote at the Annual General Meeting
Shareholders of record as of the close of business on April 3, 2020 (the “Record Date”) that are eligible to vote will be entitled to vote at the Annual General Meeting. As of the Record Date, there were 194,224,043 outstanding Class A common shares. Each Class A common share entitles the holder of record thereof to vote at the Annual General Meeting, subject to certain adjustments and limitations, including those set forth in the Company’s Bye-laws and as described herein under “IMPORTANT VOTING INFORMATION—Adjustments to Voting Rights of Class A Common Shares.”

Questions and Answers About the Virtual Annual General Meeting

Q:	Why are you holding a virtual meeting instead of a physical meeting?

A:
In light of public health and safety concerns as well as widespread travel restrictions related to the COVID-19 outbreak, our Annual General Meeting will be a virtual meeting where shareholders can participate by accessing a website using the Internet. There will not be a physical meeting location.

Q:	How can I attend the Annual General Meeting?

A:
The Annual General Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual General Meeting only if you were a shareholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual General Meeting. No physical meeting will be held.

You will be able to attend the Annual General Meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/257990728. You also will be able to vote your shares online by attending the Annual General Meeting by webcast.
To participate in the Annual General Meeting, you will need the control number included on your notice or proxy card. The password for the meeting is ATH2020.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 9:00 a.m., Eastern Time on the June 2, 2020 meeting date. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Q:	How do I register to attend the Annual General Meeting virtually on the Internet?

A:
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual General Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual General Meeting virtually on the Internet. To register to attend the Annual General Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Athene Holding Ltd. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 28, 2020.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:
By email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com
By mail:
Computershare
Athene Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

IMPORTANT VOTING INFORMATION
Voting Procedures; Quorum
You can ensure that your Shares are properly voted at the meeting by completing, signing, dating and returning the enclosed proxy card to Proxy Services, c/o Computershare Investor Services, P.O. Box 505008, Louisville, KY 40233-9814. Shareholders may also complete their proxy via the internet in accordance with the instructions on your proxy card.
A Shareholder has the right to appoint another person (who need not be a Shareholder) to represent the Shareholder at the Annual General Meeting by completing an alternative form of proxy which can be obtained from the Corporate Secretary or by notifying the Inspectors of Election. See “—Inspectors of Election” below. Every Shareholder entitled to vote has the right to do so either in person (via the live webcast) or by one or more persons authorized by a written proxy executed by such Shareholder and filed with the Corporate Secretary. Any proxy duly executed will continue in full force and effect unless revoked by the person executing it in writing or by the filing of a subsequent proxy. See “—Revocation of Proxies” below.
A Shareholder of record can vote their Shares at the Annual General Meeting by attending the meeting and completing a ballot or by proxy in one of two ways: (1) by dating, signing and completing the proxy card and returning it in accordance with the instructions provided on the proxy card; or (2) electronically via the internet as described in the proxy card. Proxy cards must be either returned by mail or electronically.
Each of Items 1 through 3 to be voted upon at the Annual General Meeting requires the affirmative vote of a majority of the total voting power attributable to all shares of the Company cast at the Annual General Meeting, in each case provided there is a quorum (consisting of Shareholders present in person (via the live webcast) or by proxy entitled to cast a majority of the total votes attributable to all shares of the Company issued and outstanding). Shares owned by Shareholders electing to abstain from voting with respect to any proposal and “broker non-votes” will be counted towards the presence of a quorum but will not be considered votes cast with respect to matters to be voted upon at the Annual General Meeting. Therefore, assuming a quorum is achieved, abstentions and “broker non-votes” will have no effect on the outcome of the matters to be voted upon at the Annual General Meeting. A “broker non-vote” occurs when a nominee, such as a broker, holding Shares in “street name” for a beneficial owner, does not vote on a particular proposal because that nominee does not have discretionary voting power with respect to a proposal and has not received instructions from the beneficial owner. A Shareholder of Shares held in “street name” that would like to instruct their broker how to vote their Shares should follow the directions provided by their broker.
Item 4 to be voted upon at the Annual General Meeting is an advisory vote, and the result will not be binding. However, our compensation committee will consider the outcome of the vote with respect to Item 4 when evaluating the effectiveness of our compensation principles and in connection with its compensation decisions. With respect to Item 4, shares owned by Shareholders electing to abstain from voting and “broker non-votes” will be counted towards the presence of a quorum but will not be considered votes cast. Therefore, assuming a quorum is achieved, abstentions and “broker non-votes” will have no effect on the outcome of Item 4.
If you hold your Shares through a broker, bank or other financial institution, in order for your vote to be counted on any matter, you must provide specific voting instructions to your broker, bank or financial institution by following your broker, bank or financial institution’s instructions for completing and returning the proxy card to your broker, bank or financial institution or following your broker, bank or financial institution’s instructions to vote your Shares via the Internet. Voting deadlines vary by institution. Please check with your broker, bank or other financial institution for its voting cut-off date for the Annual General Meeting.
Revocation of Proxies
Any Shareholder giving a proxy has the power to revoke it prior to its exercise by: (1) giving notice of such revocation in writing to the Corporate Secretary of the Company at Athene Holding Ltd., Chesney House, 96 Pitts Bay Road, Pembroke, HM08, Bermuda; (2) by attending and voting in person (via the live webcast) at the Annual General Meeting; or (3) by executing a subsequent proxy, provided that any such action is taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the votes are taken. Sending in a signed proxy will not affect your right to attend the meeting and vote. If a Shareholder attends the meeting and votes in person (via the live webcast), any previously submitted proxy will be considered revoked. If a Shareholder holds their Shares in “street name” by a broker and has directed its broker to vote its Shares, such Shareholder should instruct its broker to change its vote or obtain a proxy to vote its Shares if such Shareholder wishes to cast its vote in person (via the live webcast) at the Annual General Meeting.

Adjustments to Voting Rights of Class A Common Shares
The Bye-laws generally provide that Shareholders are entitled to vote, on a non-cumulative basis, at all annual general and special meetings of Shareholders with respect to matters on which Class A common shares are eligible to vote. The Class A common shares collectively represent 100% of the total votes attributable to all shares of the Company issued and outstanding, and subject to certain voting restrictions and adjustments set forth in Bye-Law 4.3 (described below), each Class A common share is entitled to one vote.
Bye-law 4.3 sets out certain adjustments to the voting power of the Class A common shares, pursuant to which a Shareholder’s Class A common shares may carry no votes or be entitled to more or less than one vote per share. The adjustments apply automatically and depend on the identity and characteristics of the holder of the shares as of the Record Date; for example, Class A common shares that carry no votes at the 2020 Annual General Meeting may be entitled to vote at a later meeting of Shareholders as a result of a change in facts. The adjustments are applicable only until any date that is identified as the “Restriction Termination Date” for purposes of the Bye-laws by at least 70% of the board of directors (or, after March 31, 2021, 75% of the board of directors). As of the date hereof, no such “Restriction Termination Date” has been identified. Further, the adjustments do not apply if the number and relationships of the Company’s shareholders would make it impossible to fully reallocate all the vote that would be reduced pursuant to the voting adjustments.
The specific Class A common share voting adjustments are as follows:

•
In the event that any Tentative 9.9% Shareholder exists, then (A) the votes of the Controlled Shares of each such Tentative 9.9% Shareholder will be reduced pro rata to the extent necessary such that the aggregate votes of such Controlled Shares constitute no more than 9.9% of the total votes attributable to all shares of the Company issued and outstanding; and (B) the votes of all Restricted Common Shares will be reduced to zero.

•
The votes of all Class A common shares whose votes were not reduced pursuant to the adjustments above will be increased pro rata based on their then current voting power, in an aggregate amount equal to the aggregate reduction in votes of Class A common shares pursuant to the adjustments above; provided, that the increase will be limited as to any Class A common share to the extent necessary to avoid (A) causing any person other than a Permitted 9.9% Shareholder to be a 9.9% Shareholder or (B) creating a RPII Control Group.

The following definitions apply for purposes of these adjustments:

•	“9.9% Shareholder” means a person whose Controlled Shares constitute more than nine and nine-tenths percent (9.9%) of the total votes attributable to all shares of the Company issued and outstanding.

•
“Apollo Group” means, (i) Apollo Global Management, Inc. (“AGM”), (ii) AAA Guarantor - Athene, L.P., (iii) any investment fund or other collective investment vehicle whose general partner or managing member is owned, directly or indirectly, by AGM or by one or more of AGM’s subsidiaries, (iv) BRH Holdings GP, Ltd. and its shareholders, (v) any executive officer or employee of AGM or its subsidiaries, (vi) any Shareholder that has granted to AGM or any of its affiliates a valid proxy with respect to all of such Shareholder’s Class A common shares pursuant to Bye-law 34 and (vii) any affiliate of a person described in clauses (i), (ii), (iii), (iv), (v) or (vi) above; provided, that none of the Company or its subsidiaries will be deemed to be a member of the Apollo Group.

•
“Controlled Shares” means, in reference to any person, all Class A common shares owned by such person or any of its affiliates beneficially within the meaning of Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder.

•	“Permitted 9.9% Shareholder” means a person that has received consent of at least 70% of the board of directors (or, after March 31, 2021, 75% of the board of directors) to be a 9.9% Shareholder.

•
“Restricted Common Shares” means a Class A common share that is treated (for purposes of Section 954(d)(3) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), as applicable for purposes of Section 953(c) of the Code) as owned (in whole or in part) by any person (other than a member of the Apollo Group (without regard to clause (v) of the definition of “Apollo Group”)) who is treated (for purposes of Section 954(d)(3) of the Code, as applicable for purposes of Section 953(c) of the Code) as owning any stock of AGM.

•
“RPII Control Group” means any RPII Shareholder, or any person or persons who control (within the meaning of Section 954(d)(3) of the Code, as applicable for purposes of Section 953(c) of the Code) a RPII Shareholder, who would be treated (for purposes of Section 954(d)(3) of the Code, as applicable for purposes of Section 953(c) of the Code) as owning more than 49.9% of the total voting power of all classes of stock entitled to vote of the Company or any Subsidiary of the Company but not more than 50% of the total value of the stock of the Company or such Subsidiary, respectively, but for the application of these voting adjustments.

•	“RPII Shareholder” means a U.S. Person who owns (within the meaning of Section 958(a) of the Code) any stock of the Company.

•
“Tentative 9.9% Shareholder” means a person that, but for these adjustments to the voting rights of Class A common shares, would be a 9.9% Shareholder; provided, that in no event will a Permitted 9.9% Shareholder be a Tentative 9.9% Shareholder.

•	“U.S. Person” means a “United States person”, as such term is defined in Section 957(c) of the Code.
Based on our searches of public filings and other inquiries, as of the Record Date, the Company does not believe any Tentative 9.9% Shareholder exists and therefore voting adjustments shall not apply to the voting rights of the holders of the Class A common shares at the Annual General Meeting. Furthermore, as of the Record Date, only members of the Apollo Group have been designated as Permitted 9.9% Shareholders.
In general, the Bye-laws provide that the board of directors may determine that certain shares shall have different voting rights or carry no voting rights as it determines appropriate to avoid the existence of any 9.9% Shareholder other than any Permitted 9.9% Shareholder or, upon the request of a Shareholder, to avoid adverse tax, legal or regulatory consequences for such Shareholder or any of its affiliates or direct or indirect owners. In addition, the board of directors has the authority under the Bye-laws to request information from any Shareholder for the purpose of determining whether any person’s voting rights are to be adjusted pursuant to the Bye-laws, and a Shareholder is required to provide such information as promptly as reasonably practicable. IF A SHAREHOLDER FAILS TO REASONABLY RESPOND TO SUCH A REQUEST, OR SUBMITS INCOMPLETE OR INACCURATE INFORMATION IN RESPONSE TO SUCH A REQUEST, THE COMPANY MAY, IN ITS SOLE AND ABSOLUTE DISCRETION, DETERMINE THAT THE SHAREHOLDER’S CLASS A COMMON SHARES WILL CARRY NO VOTING RIGHTS OR REDUCED VOTING RIGHTS.
Restrictions on Holding Class A Common Shares
The Bye-laws also contain certain restrictions on holders of Class A common shares. Bye-law 5.1 provides that:

•
No Shareholder (or, to its actual knowledge, any direct or indirect beneficial owner thereof) who is a “United States shareholder” of the Company (within the meaning of Section 953(c) of the Code), nor any “related person” (within the meaning of Section 953(c) of the Code) to such Shareholder (or such owner), shall at any time knowingly permit itself to be a Related Insured Entity. For these purposes, a “Related Insured Entity” is any person who is (directly or indirectly) insured or reinsured by any of the Company’s subsidiaries as specified in Schedule 1 hereto or by any ceding company as specified in Schedule 2 hereto to which the Company’s subsidiaries provide reinsurance (as such Schedules may be amended by the board of directors from time to time and published on the Company’s website).

•
No Shareholder who is a U.S. Person shall knowingly permit itself (or, to its actual knowledge, any direct or indirect beneficial owner thereof) to own (directly, indirectly or constructively pursuant to Section 958 of the Code) shares of the Company possessing 50% or more of the total voting power or total value of the Company’s stock.

•
No Shareholder (or, to its actual knowledge, any direct or indirect beneficial owner thereof) nor any “related person” (within the meaning of Section 953(c) of the Code) to such Shareholder (or such owner) (in all cases, excluding any member of the Apollo Group) may (i) acquire any interests (for this purpose, including any instrument or arrangement that is treated as an equity interest for U.S. federal income tax purposes) in AGM or (ii) make any investment, or enter into a transaction, that, to the actual knowledge of such Shareholder at the time such Shareholder, owner or related person becomes bound to make the investment or enter into the transaction, would cause such Shareholder, owner or related person, or any other U.S. Person, to own (directly, indirectly or constructively pursuant to Section 958 of the Code) shares of the Company possessing 50% or more of the total voting power or total value of the Company’s stock.

Inspectors of Election
Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000, United States of America, has been appointed as Inspectors of Election for the Annual General Meeting. Representatives of Computershare will be available during the Annual General Meeting to facilitate the voting of ballots and determine the results of the vote.

Availability of Proxy Materials
Proxy materials for the Annual General Meeting, including the Notice of 2020 Annual General Meeting and this proxy statement are available online for viewing and downloading at: www.investorvote.com/ATH.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
Principal Shareholders
The following table sets forth information as of February 29, 2020 regarding the beneficial ownership of our Class A common shares by (1) each person or group who is known by us to own beneficially more than 5% of our outstanding Class A common shares (including any securities convertible or exchangeable within 60 days into Class A common shares), (2) each of our named executive officers (“NEOs”), (3) each of our directors and (4) all of our current executive officers and directors as a group.
Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”). These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. In addition, the voting power of our shareholders may be restricted or adjusted as described in “IMPORTANT VOTING INFORMATION” above. Additionally, in some cases, certain Class A common shares may be deemed non-voting. See “IMPORTANT VOTING INFORMATION—Adjustments to Voting Rights of Class A Common Shares.”
To our knowledge, each person named in the table below has sole voting and investment power with respect to all of the Class A common shares shown as beneficially owned by such person, except as otherwise set forth in the notes to the table and pursuant to applicable community property laws. Unless otherwise indicated in the table or footnotes below, the address for each officer and director listed in the table is c/o Athene Holding Ltd., Chesney House, First Floor, 96 Pitts Bay Road, Pembroke, HM08, Bermuda.

	Amount and Nature of Beneficial Ownership
	Class A Common Shares Beneficially Owned
	Number of Shares		Percent(1)
Apollo Holders(3)	63,274,962	(2)	30.1%
The Vanguard Group	14,430,067	(4)	7.1%
Wellington Management Group LLP	12,762,294	(5)	6.3%
Executive Officers and Directors
James R. Belardi	5,419,129	(6)	2.6%
William J. Wheeler	2,992,283	(7)	1.5%
Grant Kvalheim	1,922,724	(8)	*
Martin P. Klein	316,666	(9)	*
Frank Gillis	1,250,643	(10)	*
Marc Rowan	1,681,075	(11)	*
Marc Beilinson	77,771	(12)	*
Gernot Lohr	1,672,719	(13)	*
Matthew R. Michelini	128,267	(14)	*
Robert Borden	57,159	(15)	*
Hope Taitz	73,103	(16)	*
Lawrence J. Ruisi	48,970	(17)	*
Dr. Manfred Puffer	19,429	(18)	*
H. Carl McCall	24,446	(19)	*
Brian Leach	24,416	(20)	*
Arthur Wrubel	24,446	(21)	*
Fehmi Zeko	5,843	(22)	*
Mitra Hormozi	3,701	(23)	*
Scott Kleinman	257,258	(24)	*
All directors and executive officers as a group (20 persons)	16,160,375	(25)	7.6%

* Represents less than 1%

(1)	The percentage of beneficial ownership of our Class A common shares is based on 203,815,874 Class A common shares outstanding as of February 29, 2020.

(2)
Consists of shares held of record by the following members of the Apollo Group (as defined herein) (the “Apollo Holders”): 605,555 Class A common shares held of record by AAA Guarantor-Athene, L.P.; 80,096 Class A common shares held of record by Apollo Palmetto Advisors, L.P.; 220,000 Class A common shares held of record by Apollo Principal Holdings V, L.P.; 24,749,728 Class A common shares held of record by Apollo Principal Holdings VIII, L.P.; 1,569,625 Class A common shares held of record by AAA Holdings, L.P.; one Class A common share held of record by Apollo Insurance Solutions Group LP; 30,344 Class A common shares that have been granted to employees of Apollo Insurance Solutions Group LP and are held of record by Apollo Management Holdings, L.P. as custodian; all Class A common shares beneficially owned by Mr. Belardi and Mr. Wheeler, pursuant to a voting agreement among Apollo Management Holdings, L.P., Mr. Belardi, and Mr. Wheeler, to which Mr. Belardi and Mr. Wheeler irrevocably appointed Apollo Management Holdings, L.P. as its proxy to vote all such shares at any meeting of the Company’s shareholders; 2,882,191 Class A common shares held of record by APH I Holdings - Wednesday Sub (Cayman), LLC; 126,144 Class A common shares held of record by APH II Holdings - Wednesday Sub (Cayman), LLC; 440,296 Class A common shares held of record by APH III Holdings - Wednesday Sub (Cayman), LLC; 498,872 Class A common shares held of record by APH IV Holdings - Wednesday Sub (Cayman), LLC; 70,584 Class A common shares held of record by APH V Holdings - Wednesday Sub (Cayman), LLC; 375,365 Class A common shares held of record by APH VI Holdings - Wednesday Sub (Cayman), LLC; 182,050 Class A common shares held of record by APH VII Holdings - Wednesday Sub (Cayman), LLC; 1,262,505 Class A common shares held of record by APH VIII Holdings - Wednesday Sub (Cayman), LLC; 202,951 Class A common shares held of record by APH IX Holdings - Wednesday Sub (Cayman), LLC; 36,457 Class A common shares held of record by APH X Holdings - Wednesday Sub (Cayman), LLC; 1,309,203 Class A common shares held of record by APH XI Holdings - Wednesday Sub (Cayman), LLC; 283,829 Class A common shares held of record by APH XII Holdings - Wednesday Sub (Cayman), LLC; and 20,288,737 Class A common shares held of record by AMH Holdings - Wednesday Sub (Cayman), LLC.

The Apollo Holders are investment funds and management entities affiliated with Apollo Global Management, Inc., a New York Stock Exchange listed company.

The number of shares reported as beneficially owned by the Apollo Holders do not include shares held by the founders, employees and consultants of Apollo Global Management, Inc. As of February 29, 2020, the Apollo Holders and these Apollo related parties held in the aggregate 72,528,592 Class A common shares (based on information from Apollo) or 34.0% percent of the outstanding Class A common shares issued on a fully diluted basis. The number of shares reported as beneficially owned by the Apollo Holders also do not include the number of shares Apollo Management Holdings, L.P. may acquire upon the exercise of a right under a Shareholders Agreement among certain Apollo Holders and the Company to purchase up to that number of Class A common shares that would increase by five percentage points the percentage of the issued and outstanding Class A common shares beneficially owned by the Apollo Holders and other persons associated with Apollo Global Management, Inc., calculated on a fully diluted basis. The reported amounts also do not include shares that may be acquired pursuant to a certain right granted to Apollo to the extent the issued and outstanding Class A common shares owned by the Apollo Holders and other persons associated with Apollo Global Management, Inc. do not equal at least 35% of the issued and outstanding Class A common shares, on a fully diluted basis.

(3)
The address of each of Apollo Principal Holdings V, L.P., Apollo Principal Holdings VIII, L.P., APH I Holdings - Wednesday Sub (Cayman), LLC; APH II Holdings - Wednesday Sub (Cayman), LLC; APH III Holdings - Wednesday Sub (Cayman), LLC; APH IV Holdings - Wednesday Sub (Cayman), LLC; APH V Holdings - Wednesday Sub (Cayman), LLC; APH VI Holdings - Wednesday Sub (Cayman), LLC; APH VII Holdings - Wednesday Sub (Cayman), LLC; APH VIII Holdings - Wednesday Sub (Cayman), LLC; APH IX Holdings - Wednesday Sub (Cayman), LLC; APH X Holdings - Wednesday Sub (Cayman), LLC; APH XI Holdings - Wednesday Sub (Cayman), LLC; APH XII Holdings - Wednesday Sub (Cayman), LLC; and AMH Holdings - Wednesday Sub (Cayman), LLC is c/o Walkers Corporate Limited, Cayman Corporate Center, 27 Hospital Road, Georgetown, KY1-9008, Grand Cayman, Cayman Islands. The address of AAA Holdings, L.P. is Trafalgar Court, Les Banques, GY1 3QL, St. Peter Port, Guernsey, Channel Islands. The address of Athene Insurance Solutions Group LP is 2121 Rosecrans Ave., Suite 5300, El Segundo, CA 90245. The address of each of Apollo Palmetto Advisors, L.P., AAA Guarantor-Athene, L.P., Apollo Management Holdings, L.P., and Apollo Global Management, Inc. is 9 West 57th Street, 43rd Floor, New York, New York 10019.

(4)
The number of shares listed for The Vanguard Group is based on the Schedule 13G filed by The Vanguard Group on March 6, 2020. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(5)
The number of shares listed for Wellington Management Group LLP is based on the Schedule 13G filed by Wellington Management Group LLP on January 27, 2020. The address of Wellington Management Group LLP is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

(6)
Consists of (1) 1,004,384 Class A common shares held of record by the James and Leslie Belardi Family Trust, (2) 16,657 Class A common shares held of record by the Belardi Family Irrevocable Trust, (3) 28,005 Class A common shares held of record by the Belardi 2018 GRAT, (4) 131,691 Class A common shares held of record by the Belardi 2019 GRAT, (5) options to acquire 260,585 Class A common shares vested as of April 29, 2020, (6) warrants held of record by the Belardi Family Irrevocable Trust exercisable for 334,325 Class A common shares, (7) warrants held of record by the Belardi 2018 GRAT exercisable for 656,299 Class A common shares and (8) warrants held of record by the Belardi 2019 GRAT exercisable for 2,987,183 Class A common shares. Excludes 112,959 restricted Class A common shares, 51,873 Class A restricted stock units and options to acquire 123,352 Class A common shares which are unvested as of April 29, 2020. Mr. Belardi disclaims beneficial ownership of all common shares of Athene held by the Belardi Family Irrevocable Trust and the members of the Apollo Group.

(7)
Consists of (1) 469,500 Class A common shares, (2) options to acquire 147,783 Class A common shares vested as of April 29, 2020 and (3) warrants exercisable for 2,375,000 Class A common shares. Excludes 58,759 restricted Class A common shares, 40,633 Class A restricted stock units and options to acquire 94,263 Class A common shares which are unvested as of April 29, 2020.

(8)
Consists of (1) 1,601,220 Class A common shares, (2) options to acquire 89,042 Class A common shares vested as of April 29, 2020 and (3) warrants exercisable for 232,462 Class A common shares. Excludes 44,195 restricted Class A common shares, 34,753 Class A restricted stock units and options to acquire 78,394 Class A common shares which are unvested as of April 29, 2020.

(9)
Consists of (1) 92,797 Class A common shares, (2) options to acquire 90,953 Class A common shares vested as of April 29, 2020 and (3) warrants exercisable for 132,916 Class A common shares. Excludes 45,652 restricted Class A common shares, 34,062 Class A restricted stock units and options to acquire 77,694 Class A common shares which are unvested as of April 29, 2020.

(10)
Consists of (1) 156,941 Class A common shares held of record by Frank Gillis individually,  (2) 20,000 Class A common shares held of record by an individual retirement account in the name of Mr. Gillis, (3) 12,708 Class A common shares held of record by the Gillis Family Trust, (4) options to acquire 57,394 Class A common shares vested as of April 29, 2020, (5) warrants held of record by Frank Gillis individually exercisable for 718,600 Class A common shares and (6) warrants held of record by the Gillis Family Trust exercisable for 285,000 Class A common shares. Excludes 19,970 restricted Class A common shares and options to acquire 15,613 Class A common shares which are unvested as of April 29, 2020. Mr. Gillis disclaims beneficial ownership of all common shares of Athene held by the Gillis Family Trust.

(11)
Consists of Class A common shares held by entities directly or indirectly controlled by Mr. Rowan. The reported amount does not include, and Mr. Rowan disclaims beneficial ownership of, Class A common shares owned by the Apollo Holders, as well as AP Alternative Assets, L.P. (“AAA”), which is a limited partner of AAA Investments, L.P. Mr. Rowan does not have the power to vote or dispose of any Athene common shares that may from time to time be held by AAA or the Apollo Holders and therefore is not deemed to beneficially own such shares.

(12)	Excludes 3,542 restricted Class A common shares which are unvested as of April 29, 2020.

(13)
Mr. Lohr disclaims beneficial ownership of all common shares of Athene held of record or beneficially owned by the Apollo Holders or any other member of the Apollo Group. In addition to his ownership of our Class A common shares, Mr. Lohr also owns interests in AAA, which is a limited partner of AAA Investments, L.P. Mr. Lohr does not have the power to vote or dispose of any Athene common shares that may be held from time to time by AAA and therefore is not deemed to beneficially own such shares. 1,672,718 Class A common shares owned by Mr. Lohr have been pledged as security to a financial institution.

(14)
Mr. Michelini disclaims beneficial ownership of all common shares of Athene held of record or beneficially owned by the Apollo Holders or any other member of the Apollo Group. Mr. Michelini owns interests in AAA, which is a limited partner of AAA Investments, L.P. Mr. Michelini does not have the power to vote or dispose of any Athene common shares that may be held from time to time by AAA and therefore is not deemed to beneficially own such shares.

(15)
Consists of (1) 37,147 Class A common shares held of record by PENSCO Trust Co. Custodian FBO Robert L. Borden IRA and (2) 20,012 Class A common shares held of record by Mr. Borden individually. Excludes 3,155 restricted Class A common shares which are unvested as of April 29, 2020.

(16)	Excludes 3,155 restricted Class A common shares which are unvested as of April 29, 2020.

(17)	Excludes 3,155 restricted Class A common shares which are unvested as of April 29, 2020.

(18)	Excludes 3,155 restricted Class A common shares which are unvested as of April 29, 2020.

(19)	Excludes 3,155 restricted Class A common shares which are unvested as of April 29, 2020.

(20)	Excludes 3,155 restricted Class A common shares which are unvested as of April 29, 2020.

(21)	Excludes 3,155 restricted Class A common shares which are unvested as of April 29, 2020.

(22)	Excludes 3,155 restricted Class A common shares which are unvested as of April 29, 2020.

(23)	Excludes 3,155 restricted Class A common shares which are unvested as of April 29, 2020.

(24)
Mr. Kleinman disclaims beneficial ownership of all common shares of Athene held of record or beneficially owned by the Apollo Holders or any other member of the Apollo Group. Mr. Kleinman owns interests in AAA, which is a limited partner of AAA Investments, L.P. Mr. Kleinman does not have the power to vote or dispose of any Athene common shares that may be held from time to time by AAA and therefore is not deemed to beneficially own such shares.

(25)	Totals include restricted common shares, warrants and options held by such individuals which have vested or will vest as of April 29, 2020.

CORPORATE GOVERNANCE
Corporate Governance
Our business and affairs are managed under the direction of our board of directors. Our board of directors currently consists of 15 members. Six of our directors are employees of or consultants to Apollo or its affiliates (including Mr. Belardi, our Chairman, Chief Executive Officer and Chief Investment Officer, who is also Chairman and Chief Executive Officer of Apollo Insurance Solutions Group LP (“ISG”, formerly known as Athene Asset Management LLC). We believe that it is appropriate, given Mr. Belardi’s in-depth knowledge of the Company and our business and industry and his ability to formulate and implement strategic initiatives, that the offices of Chief Executive Officer and Chairman have been vested in Mr. Belardi.
Under our Bye-laws, our board of directors may consist of not less than two and not more than 17 directors. Our board size is currently set at 15 members. If there is a vacancy on our board of directors due to the death, disability, disqualification, removal or resignation of a director, or there is an increase in the number of our directors or a failure to elect a director at a shareholder meeting, the board of directors may appoint any person as a member of the board of directors on an interim basis until the next annual general meeting provided that such person has been approved by a majority of the nominating and corporate governance committee. At the next annual general meeting, the newly appointed director will be put to a shareholder vote. Persons appointed by the board of directors to fill vacancies must be approved by a majority of the board of directors.
Director Independence
Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our board of directors has determined that Messrs. Beilinson, Borden, Leach, McCall, Ruisi, Wrubel, Zeko and Ms. Hormozi do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors meets the independence requirements of the NYSE listing rules. Consequently, a majority of our directors are independent directors. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director and non-Apollo director has with our Company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our common shares by such director and any transactions involving them described under “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” herein.
Board Meetings and Committees; Attendance at Annual General Meeting
The board of directors held seven meetings in 2019 consisting of regularly scheduled, full agenda meetings and special, limited agenda meetings held on short notice. During 2019, the audit committee met eight times, the compensation committee met nine times, the nominating and corporate governance committee met four times, the risk committee met four times, the legal and regulatory committee (which was established during 2019) met two times, the executive committee met four times and the conflicts committee met ten times. Each director attended at least 75% of his or her board and committee meetings that such director was eligible to attend, other than Mr. Lohr.
Twelve directors of the Company attended the 2019 annual general meeting. As a public company, the Company encourages directors to use best efforts to attend all annual general meetings.
Classified Board of Directors
Our Bye-laws provide for our board of directors to be divided into three classes with members of each class serving staggered three-year terms. Only one class of directors will be elected at each annual general meeting of Shareholders, with directors in other classes continuing for the remainder of their respective three-year terms. Our current directors are divided among the three classes as follows:

•	our Class I directors are Messrs. Belardi, Michelini, Leach, Lohr and Rowan and their terms will expire at our annual general meeting to be held in 2022;

•	our Class II directors are Messrs. Wrubel, Ruisi, Zeko and Kleinman, and Ms. Taitz and their terms will expire at our annual general meeting to be held in 2020; and

•	our Class III directors are Messrs. Borden, McCall and Beilinson and Dr. Puffer and Ms. Hormozi and their terms will expire at our annual general meeting to be held in 2021.

Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation or removal. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.
The classification of our board of directors may have the effect of delaying or preventing changes of control of our Company.
Lead Independent Director
Mr. Beilinson is our Lead Independent Director. In this role, the Lead Independent Director, among other things, presides at executive sessions of the independent directors, serves as liaison between the chairman and the independent directors, reviews board meeting schedules and agendas, reviews information sent to the board and is authorized to call meetings of the independent directors.
Committees of the Board of Directors
Our board of directors has the authority to appoint committees to perform certain management and administration functions. Our board of directors has seven standing committees: audit, compensation, nominating and corporate governance, legal and regulatory, conflicts, executive and risk. The table below shows the membership for each of the board of directors’ standing committees.

Audit Committee	Compensation Committee	Conflicts Committee	Legal and Regulatory Committee
Lawrence J. Ruisi (Chair)*	Marc Beilinson (Chair)*	Marc Beilinson*	Marc Beilinson*
Robert Borden*	Mitra Hormozi*	Robert Borden*	Mitra Hormozi*
Brian Leach*	Arthur Wrubel*	Hope Taitz	Matthew Michelini
Hope Taitz

Executive Committee	Nominating and Corporate Governance Committee	Risk Committee
James R. Belardi	Arthur Wrubel (Chair)*	Manfred Puffer (Chair)
Marc Rowan	H. Carl McCall*	Robert Borden*
Matthew Michelini	Fehmi Zeko*	Brian Leach*
Matthew Michelini
Lawrence J. Ruisi*
Hope Taitz

* Independent director for purposes of the NYSE corporate governance listing requirements.

Audit Committee
The audit committee’s duties include, but are not limited to, assisting the board of directors with its oversight and monitoring responsibilities regarding:

•	the integrity of the Company’s consolidated financial statements and financial and accounting processes;

•	compliance with the audit, legal, accounting and internal controls requirements by AHL and its subsidiaries;

•	the independent auditor’s qualifications, independence and performance;

•
related party transactions other than transactions between AHL and its subsidiaries and Apollo and its affiliates (other than AHL and its subsidiaries) and other related party transactions ancillary thereto that are required to be reviewed by the conflicts committee or by the disinterested directors on our board of directors as described under “—Conflicts Committee” below, or are expressly exempt from such review under our internal policies;

•
the performance of the Company’s internal control over financial reporting and its subsidiaries’ internal control over financial reporting (including monitoring and reporting by subsidiaries) and the function of the Company’s internal audit department;

•	the Company’s legal and regulatory compliance and ethical standards;

•
procedures to receive, retain and treat complaints regarding accounting, internal controls over financial reporting or auditing matters and to receive confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

•	the review of the Company’s financial disclosure and public filings.

Our audit committee is currently comprised of Messrs. Leach, Ruisi and Borden. Mr. Ruisi is the chair of the audit committee. The board of directors has determined that each of Messrs. Ruisi, Leach and Borden meet the independence requirements of the NYSE rules and the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act of 1934, as amended. The board of directors has determined that each member of our audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE. The chair of our audit committee, Mr. Ruisi, is an independent director and an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC. Our board of directors has approved a written charter under which the audit committee will operate. A copy of the charter of our audit committee is available on our principal corporate website at www.athene.com. Information contained on our website or connected thereto does not constitute a part of, and is not incorporated by reference into, this proxy statement.
Pre-Approval Policies and Procedures of the Audit Committee
The audit committee has adopted procedures for pre-approving all audit and permissible non-audit services provided by the Company’s independent auditor. The audit committee will, on an annual basis, review and pre-approve the audit, review, attestation and permitted non-audit services to be provided during the next audit cycle by the Company’s independent auditor. To the extent practicable, the audit committee will also review and approve a budget for such services. Services proposed to be provided by the independent auditor that have not been pre-approved during the annual review and the fees for such proposed services must be approved by the audit committee. All requests or applications for the independent auditor to provide services to the Company over certain thresholds shall be submitted to the audit committee or the Chairman thereof. The audit committee considered whether the provision of non-audit services performed by the Company’s independent auditor is compatible with maintaining the independent auditor’s independence during 2019. The audit committee concluded in 2019 that the provision of these services was compatible with the maintenance of the independent auditor’s independence in the performance of its auditing functions during 2019. All services were approved by the audit committee or were pre-approved under the audit committee’s pre-approval policy.
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The following Report of the Audit Committee of the Board of Directors of the Company does not constitute soliciting material and should not be deemed filed or incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act, except to the extent the Company specifically incorporates this Report by reference.
The audit committee has reviewed and discussed the audited consolidated financial statements of the Company for the year ended December 31, 2019 with management and the independent auditors. The audit committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The audit committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the audit committee concerning independence. The audit committee has discussed with the independent auditors the independent auditors’ independence. The independent auditors and the Company’s internal auditors had full access to the audit committee, including meetings without management present as needed.
Based on the audit committee’s review and discussions referred to above, the audit committee recommended to the board of directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.
AUDIT COMMITTEE
Lawrence J. Ruisi, Chairman
Brian Leach
Robert Borden
Compensation Committee
The purposes of the compensation committee are generally to:

•	review and approve annually corporate goals and objectives, including financial and other performance targets, relevant to Chief Executive Officer and executive officer compensation;

•
review and approve annually corporate goals and objectives, including financial and other performance targets, relevant to compensation paid to the other executive officers and key employees of the Company and its subsidiaries;

•
review, approve and, when necessary, make recommendations to the board of directors regarding the Company’s compensation plans for executive officers and key employees, including with respect to incentive compensation plans and share-based plans, policies and programs;

•
review and administer the Company’s share incentive plans and any other share-based plan and any incentive-based plan of the Company and its subsidiaries, including approving grants and/or awards of restricted stock, stock options and other forms of equity-based compensation under any such plans to executive officers, and, at its discretion, delegate authority to senior management to administer such plans for employees of the Company who are not executive officers and key employees;

•
review and approve, for the Chief Executive Officer and other executive officers of the Company, when and if appropriate, employment agreements, severance agreements, consulting agreements and change in control or termination agreements and any benefits or perquisites not broadly applicable to the employee population;

•	prepare the compensation committee report to be included in an annual report or proxy statement, as required by applicable SEC and NYSE rules;

•	review periodically the Company’s compensation plans, policies and programs to assess whether such policies encourage excessive or inappropriate risk-taking or earnings manipulation;

•
review the results of any advisory stockholder votes on executive compensation and consider whether to recommend adjustments to the Company’s executive compensation policies and practices as a result of such vote; and

•	monitor compliance with stock ownership guidelines for the Chief Executive Officer and other executive officers of the Company.
Our compensation committee is comprised of Messrs. Beilinson and Wrubel and Ms. Hormozi. Mr. Beilinson is the chair of the compensation committee. The board of directors has determined that each of Messrs. Beilinson and Wrubel and Ms. Hormozi meet the independence requirements of the NYSE rules and therefore all members of the compensation committee are independent directors. Our board of directors has approved a written charter under which the compensation committee will operate. A copy of the charter of our compensation committee is available on our principal corporate website at www.athene.com. Information contained on our website or connected thereto does not constitute a part of, and is not incorporated by reference into, this proxy statement.
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
The compensation committee has reviewed and discussed “COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS” with executive management. Based on its review, the compensation committee recommended to the board of directors that “COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS” be included in this proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.
COMPENSATION COMMITTEE
Marc A. Beilinson, Chairman
Mitra Hormozi
Arthur Wrubel
Nominating and Corporate Governance Committee
The purposes of the nominating and corporate governance committee are to:

•	identify, evaluate and recommend individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors;

•
select, or recommend that our board of directors select, the director nominees to stand for election at each annual general meeting of shareholders of the Company or to fill vacancies on our board of directors;

•	develop and recommend to our board of directors a set of corporate governance guidelines applicable to the Company and its subsidiaries; and

•	oversee the annual performance evaluation of our board of directors and each of its committees.
The nominating and corporate governance committee recommends directors eligible to serve on the committees of our board of directors. The nominating and corporate governance committee also reviews and evaluates, in accordance with our Bye-laws, all shareholder director nominees. All shareholder director nominations must be made in accordance with the requirements of our Bye-laws, which specify the appropriate period of notice (as described below in “MORE INFORMATION

—Shareholders’ Proposals and Director Nominees for the 2021 Annual General Meeting”) and enumerate certain required disclosures the shareholder must include with his or her notice of intent to the Company when making a director nomination.
In recommending directors and evaluating shareholder director nominees, the nominating and corporate governance committee as a general matter seeks to compose the Company’s board to be of effective size and composition with a diversity of backgrounds, skills and experiences. The nominating and corporate governance committee, considers several additional factors, including the potential directors’:

•	fitness and propriety for the position, including a high level of professional ethics, integrity, leadership values and the ability to exercise sound judgment;

•
useful qualifications, industry experience, technical expertise; education and other skills and expertise, as well as the interplay of those factors with the qualifications and experience of incumbent directors;

•	a willingness and ability to devote the time necessary to carry out the duties and responsibilities of board membership;

•	a desire to oversee that the operations and financial reporting are effected in an accurate and transparent manner and in compliance with applicable laws, rules and regulations;

•	diversity, including gender, race, national origin, ethnicity and age; and

•	a dedication to the representation of the best interests of the Company and its shareholders.
Our nominating and corporate governance committee is comprised of Messrs. Wrubel, McCall, and Zeko. Mr. Wrubel is the chair of the nominating and corporate governance committee. The board of directors has determined that each of Messrs. Wrubel, McCall, and Zeko meet the independence requirements of the NYSE rules and therefore all members of our nominating and corporate governance committee are independent directors. A copy of the charter of our nominating and corporate governance committee is available on our principal corporate website at www.athene.com. Information contained on our website or connected thereto does not constitute a part of, and is not incorporated by reference into, this proxy statement.

Legal and Regulatory Committee
The purposes of the legal and regulatory committee are generally to provide oversight and monitoring of:

•	material litigation and other disputes;

•	material regulatory matters, including investigations, enforcement actions and other inquiries;

•	compliance with material laws and regulations; and

•	material compliance, legal and regulatory programs, policies and procedures.
The committee’s oversight responsibilities complement those of the audit committee. Our legal and regulatory committee is comprised of Messrs. Beilinson and Wrubel, and Mses. Taitz and Hormozi.
Conflicts Committee
Because the Apollo Group has a significant voting interest in AHL, and because AHL and its subsidiaries have entered into, and will continue in the future to enter into, transactions with Apollo and its affiliates, our Bye-laws require us to maintain a conflicts committee designated by our board of directors, comprised solely of directors who are not general partners, directors, managers, officers or employees of the Apollo Group. The conflicts committee meets at least quarterly and consists of Messrs. Beilinson and Borden and Ms. Taitz. The conflicts committee reviews and approves material transactions by and between AHL and its subsidiaries, on the one hand, and members of the Apollo Group, on the other hand, including any modification or waiver of the IMAs (as defined herein) with ISG, subject to certain exceptions. The conflicts committee is also responsible for the review and approval of related party transactions that are incidental or ancillary to the foregoing transactions and other related party transactions relating to or involving, directly or indirectly, Apollo or any member of the Apollo Group. For a description of the functions of the conflicts committee and such exceptions, see “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS—Related Party Transaction Policy.”
Executive Committee
The executive committee is responsible for facilitating the approval of certain actions that do not require consideration by the full board of directors or that are specifically delegated by the board of directors to the executive committee. The executive committee possesses and may exercise all powers of the board of directors in the management and direction of the Company’s business consistent with our Bye-laws, applicable law (including any applicable rule of any stock exchange or quotation system on which our common shares are then listed) and our operating guidelines, except that the executive committee shall not perform such functions that are expressly delegated to other committees of the board of directors. The executive committee does not have the power to:

•
declare dividends on or distributions of or in respect of shares of the Company that, in each case, is not within the scope of authority previously delegated to the executive committee by action of the board of directors;

•
issue shares or authorize or approve the issuance or sale, or contract for sale, of shares or determine the designation and relative rights, preferences and limitations of a series or class of shares unless specifically delegated by action of the board of directors to the executive committee or a subcommittee of the executive committee;

•	recommend to Shareholders any action that requires Shareholder approval;

•	recommend to Shareholders a dissolution or winding up of the Company or a revocation of a dissolution or winding up of the Company;

•	amend or repeal any provision of the memorandum of association or Bye-laws;

•
agree to the settlement of any litigation, dispute, investigation or other similar matter with respect to the Company that is not within the scope of authority previously delegated to the executive committee by the board of directors;

•	approve the sale or lease of real or personal property assets with a fair value greater than a threshold amount specifically delegated to the executive committee by the board of directors;

•
authorize mergers (other than a merger of any wholly-owned subsidiary with the Company), acquisitions, joint ventures, consolidations or dispositions of assets or any business of the Company or any investment in any business or Company by the Company with a fair value in excess of a threshold amount specifically delegated to the committee by the board of directors; or approve the sale, lease, exchange or encumbrance of any material asset of the Company that, in each case, is not within the scope of authority previously delegated to the executive committee by action of the board of directors; or

•	amend, alter or repeal, or take any action inconsistent with any resolution or action of the board of directors.
Our executive committee is comprised of Messrs. Belardi, Michelini and Rowan.
Risk Committee
The risk committee’s duties are to oversee the development and implementation of systems and processes designed to identify, manage and mitigate reasonably foreseeable material risks to the Company; assist our board of directors and our board committees in fulfilling their oversight responsibilities for the risk management function of the Company; approve the stress test assumption and limits utilized in our stress test scenario analyses and engage in such activities as it deems necessary or appropriate in connection with the foregoing. In assessing risk, the risk committee assesses the risk of the Company and its subsidiaries as a whole. The risk committee’s role is one of oversight. Management of the Company is responsible for developing and implementing the systems and processes designed to identify, manage and mitigate risk. Members of the risk committee are selected for their experience in managing risks in financial and/or insurance enterprises. Our risk committee meets quarterly and is comprised of Messrs. Borden, Leach, Michelini and Ruisi, Ms. Taitz and Dr. Puffer. Dr. Puffer is the chair of the risk committee.
Management Committees
An integral component of our corporate governance structure is our management committees. Management committees report to our senior officers, including our Chief Executive Officer, President, Chief Financial Officer, and Chief Risk Officer and to committees of our board of directors. Management committees are comprised of members of senior management and are designed to oversee business initiatives and to manage business risk and processes, with each committee focused on a discrete area of our business. The following is a description of certain of our management committees:

•	Management Executive Committee: oversees all of our strategic initiatives and our overall financial condition.

•
Management Risk Committee: oversees overall corporate risk, including credit risk, interest rate risk, equity risk, business risk, operational risk and other risks we confront. The committee reports to the board risk committee.

•
Operational Risk Committee: a subcommittee of the Management Risk Committee which oversees operational risk, including information security, disaster recovery, trading activities and operational management of our annuity portfolio.

•
Management Investment Committee: focuses on strategic decisions involving our investment portfolio, such as approving investment limits, new asset classes and our allocation strategy, reviewing large asset transactions as well as monitoring our credit risk and the management of our assets and liabilities. The committee reports to the board risk committee.

Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2019, Messrs. Wrubel, McCall and Beilinson, and Ms. Hormozi each served on our compensation committee. Mr. McCall was no longer a member of the compensation committee effective as of June 4, 2019, following the board of directors’ annual re-appointment of committee members and rotation of committee membership.

None of our executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee of any entity that has an executive officer serving as a member of our compensation committee or as a director on our board of directors.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
We have adopted corporate governance guidelines and a code of business conduct and ethics that applies to all of our directors, officers and employees. These documents are available at www.athene.com. Information contained on our website or connected thereto does not constitute a part of, and is not incorporated by reference into, this proxy statement.
Communications with the Board of Directors
Shareholders and other interested parties may communicate with members of the board of directors (either individually or as a body) by addressing correspondence to that individual or body to Athene Holding Ltd., Chesney House, First Floor, 96 Pitts Bay Road, Pembroke, HM08, Bermuda.
Shareholders and other interested parties may specifically direct their communications to any of the independent directors, including the Committee Chairs and the Lead Independent Director, by addressing correspondence to that individual or body to Athene Holding Ltd., Chesney House, First Floor, 96 Pitts Bay Road, Pembroke, HM08, Bermuda.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act, requires our directors, officers and holders of more than 10% of our common shares to file reports with the SEC regarding their ownership and changes in ownership of our securities. Based upon our examination of the copies of Forms 3, 4, and 5, and amendments thereto furnished to us and the written representations of our directors, officers and 10% stockholders, we believe that, during fiscal 2019, our directors, officers and 10% stockholders complied with all Section 16(a) filing requirements, except that a Form 4 was not filed on a timely basis to report the vesting of certain Class M-4 Prime common shares for John Rhodes on July 1, 2019.
Risk Management Oversight
The Company has implemented an enterprise-wide approach to risk management and has specifically established a risk committee of the board of directors charged with the oversight of the development and implementation of systems and processes designed to identify, manage and mitigate reasonably foreseeable material risks and with the duty to assist the board of directors and other board committees with fulfilling their oversight responsibilities for the Company’s risk management function.
As noted above in “Management Committees,” management committees oversee business initiatives and manage business risk and processes.
The audit committee assists the risk committee in its responsibility for oversight of risk management. In particular, the audit committee focuses on major financial risk exposures and the steps management has taken to monitor and control such risks, and discusses with our independent auditor the policies governing the process by which senior management and the various units of the Company assess and manage our financial risk exposure and operational/strategic risk. The compensation committee also assists the risk committee in overseeing risk management by reviewing the Company’s compensation plans, policies and programs to ensure that such plans, policies and programs do not encourage excessive or inappropriate risk-taking. The legal and regulatory committee assists in risk management by overseeing (1) material litigation and regulatory matters, (2) compliance with material laws and regulations, and (3) material legal, regulatory, and compliance programs, policies and procedures. As mentioned above, the legal and regulatory committee’s oversight responsibilities complement those of the audit committee.
With respect to cybersecurity, we have developed a program, overseen by our Chief Information Security Officer and our Information Security, Risk, and Compliance group, that is designed to protect and preserve the confidentiality, integrity and continued availability of all information that we own or that is otherwise in our care. This program includes a cyber incident response plan that provides controls and procedures for timely and accurate reporting of any material cybersecurity incident. The audit committee and the risk committee meet periodically with our Chief Information Officer, Chief Information Security Officer and certain other members of senior management to review our information technology and cybersecurity risk profile and discuss our activities to manage those risks. Our Operational Risk Committee maintains a cybersecurity subcommittee, which provides regular updates that, together with updates provided by other subcommittees, form a basis for periodic reporting to the risk committee. These updates and updates to the audit committee include the results of exercises and response readiness assessments led by outside advisors who provide a third-party independent assessment of our technical program and our internal response preparedness.

MANAGEMENT

Below is a list of the names and ages of our directors and executive officers, as of March 31, 2020, and a description of the business experience of each of them.

Name	Age	Position
James R. Belardi	63	Chairman of the Board, Chief Executive Officer, and Chief Investment Officer
William J. Wheeler	58	President
Grant Kvalheim	63	Executive Vice President—Athene, Chief Executive Officer and President—Athene USA
Martin P. Klein	60	Executive Vice President and Chief Financial Officer
John M. Rhodes	48	Executive Vice President and Chief Risk Officer
Marc Beilinson	61	Director*
Robert L. Borden	57	Director*
Mitra Hormozi	51	Director*
Scott Kleinman	47	Director
Brian Leach	61	Director*
Gernot Lohr	50	Director
H. Carl McCall	84	Director*
Matthew R. Michelini	38	Director
Dr. Manfred Puffer	56	Director
Marc Rowan	57	Director
Lawrence J. Ruisi	71	Director*
Hope Schefler Taitz	55	Director
Arthur Wrubel	54	Director*
Fehmi Zeko	61	Director*

* Independent director for purposes of the NYSE corporate governance listing requirements.

Executive Officers
James R. Belardi is our co-founder, and has served as our Chairman, Chief Executive Officer and Chief Investment Officer since May 2009. In addition, Mr. Belardi is the founder, Chairman and Chief Executive Officer of ISG, our investment manager. He is a member of our executive committee and ISG’s executive committee. Mr. Belardi is responsible for our overall strategic direction and management and the day-to-day management of our investment portfolio. Prior to founding our Company and ISG, Mr. Belardi was President of SunAmerica Life Insurance Company and was also Executive Vice President and Chief Investment Officer of AIG Retirement Services, Inc., where he had responsibility for an invested-asset portfolio of $250 billion. Mr. Belardi has a Bachelor of Arts degree in economics from Stanford University and a Master of Business Administration from the University of California, Los Angeles. He currently serves on the board of directors of ISG, Paulist Productions, where he chairs the investment committee, Aris Mortgage Holding Company LLC, which is the parent company of AmeriHome Mortgage Company, LLC , and Southern California Aquatics. Mr. Belardi swam in the 1976 and 1980 Olympic Swimming Trials and is a nine-time Masters Swimming World Record Holder. Mr. Belardi was selected to serve on our board of directors as a result of his demonstrated track record in and deep knowledge of the financial services business, including having founded both our Company and ISG, and his extensive experience in the insurance industry.
William J. Wheeler has served as our President since September 2015. Together with Mr. Belardi, Mr. Wheeler is responsible for our overall strategic direction. In particular, Mr. Wheeler oversees all of our distribution channels, which includes our retail and institutional channels, as well as our corporate development and risk activities. Prior to joining our Company, Mr. Wheeler was President of the Americas group for MetLife Inc. (“MetLife”) where he oversaw the insurance and retirement business in the United States and Latin America. Previously, Mr. Wheeler had been Executive Vice President and Chief Financial Officer at MetLife. Prior to joining MetLife, Mr. Wheeler was an investment banker at Donaldson, Lufkin & Jenrette. Mr. Wheeler has an AB from Wabash College, where he is now a member of the board of trustees, and an MBA from Harvard Business School. He currently serves on the boards of Evercore Inc., Athora Holding Ltd., Venerable Holdings, Inc. and the American Council of Life Insurers.
Grant Kvalheim has served as the Chief Executive Officer of Athene USA Corporation since June 2015 and served as our President from January 2011 until September 2015, served as the Chief Financial Officer from January 2011 until April 2013 and served as a director from January 2012 until February 2014. Mr. Kvalheim is responsible for the oversight of our U.S. operating companies with a focus on our retail annuity channel, including growth initiatives and new product development. Prior to joining our Company, Mr. Kvalheim was a senior executive of Barclays Capital (“Barclays”) from early 2001 to the end of 2007, becoming Co-President in September 2005. During his time at Barclays he converted a European cash investment grade business into a leading global cash and derivatives business across both securitized and non-securitized credit products, and significantly expanded Barclays’ investment banking platform. Prior to joining Barclays, Mr. Kvalheim held senior executive positions in the investment banks of Deutsche Bank and Merrill Lynch. Mr. Kvalheim has a Bachelor of Arts degree in economics from Claremont McKenna College and a Master of Business Administration in finance from the University of Chicago. He currently serves on the board of directors of LIMRA, Mottahedeh & Co., Sol Health and United Way of Central Iowa.
Martin P. Klein has served as our Executive Vice President and Chief Financial Officer since November 2015. Mr. Klein also serves as a director of several of our insurance subsidiaries. Mr. Klein is responsible for overseeing our financial management, including our enterprise finance, tax, actuarial and internal audit functions. He also helps to develop and execute strategic operating decisions across our Company. Prior to joining our Company, Mr. Klein was employed by Genworth Financial, Inc. (“Genworth”) from May 2011 through October 2015, where he most recently served as Executive Vice President & Chief Financial Officer and, from May through December 2012, also served as Genworth’s Acting President & Chief Executive Officer. Prior to joining Genworth in 2011, Mr. Klein served as a Managing Director and Senior Relationship Manager of Barclays, after its acquisition of the U.S. operations of Lehman Brothers Holdings, Inc. (“Lehman Brothers”). Mr. Klein joined Lehman Brothers in 1998, where he served as a Managing Director and the head of the Insurance Solutions Group and the Pension Solutions Group. Prior to Lehman Brothers, Mr. Klein had been with Zurich Insurance Group from 1994 to 1998 and was a Managing Director of Zurich Investment Management. Prior to Zurich, Mr. Klein served in finance and actuarial roles in other insurance organizations. Mr. Klein currently serves on the boards of Aris Mortgage Holding Company, LLC and Athora Holding Ltd., as well as Caritas, a non-profit organization in Richmond, Virginia. Mr. Klein is a Fellow of the Society of Actuaries and a Chartered Financial Analyst. He received his Bachelor of Arts in mathematics and business administration from Hope College and a Master of Science in statistical and actuarial sciences from University of Iowa.
John M. Rhodes has served as our Executive Vice President and Chief Risk Officer since August 2016. Mr. Rhodes is responsible for overseeing our enterprise risk management functions, as well as providing key support in connection with strategic operating decisions across our Company. Prior to joining our Company, Mr. Rhodes was the Chief Risk Officer of Allstate from November 2015 to June 2016. Prior to joining Allstate, Mr. Rhodes was the Chief Risk Officer of Lincoln Financial Group from July 2012 to October 2015. Prior to that he served as the Head of Equity Risk Management at Lincoln Financial Group from 2009 to 2012. Prior to joining Lincoln Financial Group, Mr. Rhodes was the Head of Hedging Operations and Performance Management at ING US Financial Services from 2006 to 2009. From 1999 to 2006, Mr. Rhodes served in a variety of roles at JPMorgan Chase and GE Capital focusing primarily on market risk and valuation. Mr. Rhodes also served in the U.S. Navy as a commissioned officer. Mr. Rhodes received a Bachelor of Science degree in Oceanography from the United States Naval Academy and a Master of Business Administration from New York University, Leonard Stern School of Business.
Directors
We believe our board of directors should be composed of a diverse group of individuals with sophistication and experience in many substantive areas that impact our business. We believe experience, qualifications and skills in the following areas are most important: insurance industry; accounting, finance and capital structure; strategic planning and leadership of complex organizations; legal/regulatory and government affairs; personnel management; and board practices of other major corporations. We believe that all of our current board members possess the professional and personal qualifications necessary for service on our board, and have highlighted particularly noteworthy attributes for each board member in the individual biographies below, or above in the case of our Chairman and Chief Executive Officer.
Marc Beilinson has served as a director of our Company since 2013, and is the lead independent director, the chair of our compensation committee and a member of our conflicts committee and legal and regulatory committee. Since August 2011, Mr. Beilinson has been the Managing Director of Beilinson Advisory Group, a financial restructuring and hospitality advisory group that specializes in assisting distressed companies. Most recently, Mr. Beilinson served as Chief Restructuring Officer of Newbury Common Associates LLC (and certain affiliates) from December 2016 to June 2017. Mr. Beilinson previously served as Chief Restructuring Officer of Fisker Automotive from November 2013 to August 2014 and as Chief Restructuring Officer and Chief Executive Officer of Eagle Hospitality Properties Trust, Inc. from August 2011 to December 2014 and Innkeepers USA Trust from November 2008 to March 2012. Mr. Beilinson oversaw the Chapter 11 reorganization of Innkeepers USA, Fisker Automotive and Newbury Common Associates in his interim management roles as the Chief Restructuring Officer of those companies. Mr. Beilinson currently serves on the boards of directors of MFG Assurance Company Limited, Dura Automotive Systems, Sigue Corporation, Acosta, Inc., Kingfisher Midstream LLC and KB US, Inc, as well as the audit committee of MFG Assurance Company Limited. Mr. Beilinson has previously served on the boards of directors and audit committees of a number of public and privately held companies, including Westinghouse Electric, Caesars Acquisition Company, Wyndham International, Inc., Apollo Commercial Real Estate Finance, Inc., Innkeepers USA Trust, Gastar Inc., American Tire, UCI Holdings, Haggen, Agrokor and Monitronics. Mr. Beilinson has a Bachelor of Arts in political science from the University of California, Los Angeles and a Juris Doctor from the University of California Davis Law School. Mr. Beilinson was selected to serve on our board of directors as a result of having over thirty years of service to the boards of both public and private companies, and his extensive knowledge of legal and compliance issues, including the Sarbanes-Oxley Act of 2002.
Robert L. Borden has served as a director of our Company and our Company’s subsidiary, ALRe, since 2010, and is a member of our risk, audit and conflicts committees. Mr. Borden is a Founding Partner and served as both Chief Executive Officer and Chief Investment Officer of Delegate Advisors, LLC from January 2012 through December 2018. From April 2006 to January 2012, Mr. Borden served as the Chief Executive Officer and Chief Investment Officer of the South Carolina Retirement System Investment Commission (“SCRSIC”), which is responsible for investing and managing all assets of the South Carolina Retirement Systems. Prior to his role at SCRSIC, Mr. Borden served as the Executive Director and Chief Investment Officer of the Louisiana State Employees Retirement System, where he was responsible for investment management, benefits administration, finance and operations. Mr. Borden has also served as Vice Chairman and Chairman of the Fund Evaluation Committee for the Louisiana Deferred Compensation Commission and as a member of the South Carolina Deferred Compensation Committee. Prior to that, Mr. Borden served as Treasurer and Senior Manager for Financial Services at the Texas Workers’ Compensation Insurance Fund after serving as VP of Treasury and Interest Rate Risk Manager at Franklin Federal Bancorp. Mr. Borden serves on the board of directors of Delegate Advisors, LLC, Apollo Senior Floating Rate Fund, Inc. and Apollo Tactical Income Fund Inc. Mr. Borden has a Bachelor of Business Administration with a major in finance from the University of Texas at Austin and received a Master of Science degree in finance from Louisiana State University. Mr. Borden holds both the Chartered Financial Analyst and Chartered Alternative Investment Analyst professional designations. Mr. Borden was selected to serve on our board of directors as a result of his extensive experience in leadership positions, and in particular, his experiences as Chief Executive Officer and Chief Investment Officer at several companies.
Mitra Hormozi has served as a director of our Company since December 2018 and is a member of our compensation committee and legal and regulatory committee. Ms. Hormozi is also a director of a number of our US subsidiaries. Ms. Hormozi was Executive Vice President and General Counsel of Revlon, Inc. from April 2015 to July 2019, where she was responsible for overseeing Revlon’s legal affairs worldwide. Ms. Hormozi has extensive experience in both the public and private sectors of the legal field. Prior to joining Revlon in April 2015, she was a litigation partner at two major law firms from 2011 to 2015 and served as Deputy Chief of Staff to then New York State Attorney General, Andrew Cuomo. She also served as an Assistant United States Attorney prosecuting high-profile complex racketeering cases in the Eastern District of New York. Currently, she sits on the board of directors of Revlon, as well as the Board of New York University School of Law’s Program on Corporate Compliance and Enforcement. Ms. Hormozi received a Bachelor of Arts in history from the University of Michigan and a Juris Doctor from the New York University School of Law. Ms. Hormozi was selected to serve on our board of directors as a result of her extensive legal counsel experience.
Scott Kleinman has served as a director of our Company since December 2018. Mr. Kleinman serves as Co-President of Apollo Global Management, Inc., sharing responsibility for all of Apollo’s revenue-generating and investing business across its integrated alternative investment platform. Mr. Kleinman, who focuses on Apollo’s equity and opportunistic businesses, joined Apollo in 1996, and in 2009 he was named Lead Partner for Private Equity. Prior to joining Apollo, Mr. Kleinman was a member of the Investment Banking division at Smith Barney Inc. In 2014, Mr. Kleinman founded the Kleinman Center for Energy Policy at the University of Pennsylvania. He is a member of the Board of Overseers at the University of Pennsylvania Stuart Weitzman School of Design. Mr. Kleinman formerly served on the board of directors of Taminco Corporation and Verso Corporation. Mr. Kleinman received a BA and BS from the University of Pennsylvania and the Wharton School of Business, respectively, graduating magna cum laude, Phi Beta Kappa. Mr. Kleinman was selected to serve on our board of directors as a result of his extensive experience in the financial services sector.
Brian Leach has served as a director of our Company since August 2016, and is a member of our risk and audit committees. From 2013 to 2015, Mr. Leach served as Head of Franchise Risk & Strategy at Citigroup with responsibility for managing all of Citibank’s global risk, audit, compliance and strategy. From 2008 to 2012, Mr. Leach served as the Chief Risk Officer of Citibank. In 2005, Mr. Leach, together with several former colleagues from Morgan Stanley, formed Old Lane and from 2005 to 2008, Mr. Leach served as Old Lane’s co-Chief Operating Officer and Chief Risk Officer. Prior to that, Mr. Leach worked his entire post-graduate career at Morgan Stanley encompassing running a successful proprietary trading business and culminating as the Risk Manager of the Institutional Securities Business reporting directly to its President. During his time with Morgan Stanley, Mr. Leach was seconded to Long-Term Capital Management (“LTCM”) for approximately one year. During that time, he was one of six managers selected by a consortium of 14 global financial institutions to manage the liquidation of LTCM. Mr. Leach serves on the Advisor Investment Committee of Mountain Capital. Mr. Leach has a Bachelor of Arts degree in economics from Brown University and a Master of Business Administration from Harvard Business School. Mr. Leach has been awarded Risk Manager of the Year on two separate occasions: the first by Risk Magazine for his work in restructuring the hedge fund LTCM and the second by the Global Association of Risk Professionals for his work in restructuring Citigroup after the global financial crisis. Mr. Leach was selected to serve on our board of directors as a result of his extensive experience in risk management.
Gernot Lohr has served as a director of our Company and our subsidiary, ALRe, since 2009. Mr. Lohr has served as a director of ISG, our investment manager, since 2009. Mr. Lohr is a Senior Partner and Global Head of the Financial Institutions Group at Apollo, which he joined in May 2007. Prior to joining Apollo, Mr. Lohr was a founding partner at Infinity Point LLC, Apollo’s joint venture partner for the financial services industry since 2005. Before that time, Mr. Lohr spent eight years in financial services investment banking at Goldman, Sachs & Co. in New York and also worked at McKinsey & Company and B. Metzler Corporate Finance in Frankfurt. Currently, Mr. Lohr serves on the board of directors of Athora Holding Ltd., Catalina Holdings and Oldenburgische Landesbank. Mr. Lohr has previously served on the board of directors of Tranquilidade, Amissima Vita S.p.A., Amissima Assicurazioni S.p.A., Bremer Kreditbank Aktiengesellschaft, Brit Insurance Holdings BV, Brit PLC, Nova Kreditna banka Maribor d.d. and KBS Banka d.d. Mr. Lohr has a joint Master’s Degree in economics and engineering from the University of Karlsruhe, Germany, and received a Master of Business Administration from the MIT Sloan School of Management. Mr. Lohr was selected to serve on our board of directors as a result of his extensive experience in the financial services sector.
H. Carl McCall has served as a director of our Company since August 2016, and is a member of our nominating and corporate governance committee. From 2011 to 2019, Mr. McCall served as the Chairman of the Board of Trustees of the State University of New York. From 2002 to 2015, Mr. McCall served as a board member or trustee of several organizations, including Ariel Investment, Tyco International, New Plan Realty Corporation and the New York Stock Exchange. Since 2004, Mr. McCall has served as a principal of Covenant Capital, LLC. From 1993 to 2002, Mr. McCall served as the Comptroller of the State of New York, a position in which he was the sole trustee of the second largest public pension fund in the United States. From 1991 to 1993, Mr. McCall served as the President of the New York City Board of Education. From 1986 to 1991, Mr. McCall served as Commissioner of the Port Authority of New York and New Jersey. From 1985 to 1993, Mr. McCall served as a Vice President of Citicorp, Inc. From 1980 to 1981, Mr. McCall served as an ambassador to the United Nations. From 1975 to 1980, Mr. McCall served as a state senator of New York. Mr. McCall received a Bachelor of Arts degree in government from Dartmouth College and a Masters of Arts from Andover Newton Theological Seminary. Mr. McCall was selected to serve on our board of directors as a result of his extensive leadership experience in various sectors, and his experience serving on the boards of a number of public and private companies.
Matthew R. Michelini has served as a director of our Company and certain of our subsidiaries since 2010, and is a member of our executive, legal and regulatory, and risk committees. Mr. Michelini serves as a director of ISG, our investment manager. Mr. Michelini is a Senior Partner at Apollo and Co-Head of Apollo’s Hybrid Value Fund. He joined Apollo in July 2006. Prior to joining Apollo, Mr. Michelini was a member of the mergers and acquisitions group of Lazard Frères & Co. from 2004 to 2006. Mr. Michelini serves on the board of directors of Aleris Corporation, OneMain Holdings and Venerable Holdings, Inc. He has previously served on the boards of Noranda Aluminum Holding Corporation (formerly NYSE listed under “NOR”) and Warrior Met Coal, Inc. At Apollo, Mr. Michelini has executed deals across the world including in North America, Europe, and Asia. Mr. Michelini graduated from Princeton University with a B.S. in mathematics and a Certificate in Finance and received his M.B.A. from Columbia University. Mr. Michelini was selected to serve on our board of directors as a result of his extensive experience in the financial services sector.

Dr. Manfred Puffer has served as a director of our Company since 2012, and is the chair of our risk committee. Dr. Puffer has served as a Senior Advisor to Apollo since October 2008. From 2006 to 2008, Dr. Puffer was a senior managing director in the Financial Institutions Group of Bear Stearns International, Head of Germany, Austria and Eastern Europe and a Member of the European Executive Committee. From 2002 to 2005, Dr. Puffer was a member of the managing board of WestLB AG and Head of the Investment Bank, Fixed Income, Equities and Structured Finance. Currently, Dr. Puffer is a member of the supervisory board of Infineon Technologies AG. Dr. Puffer holds a Ph.D. and a Master of Business Administration from the University of Vienna. Dr. Puffer was selected to serve on our board of directors as a result of his extensive experience in the financial services sector.

Marc Rowan has served as a director of our Company since 2009, and is a member of our executive committee. Mr. Rowan has served as a director of ISG, our investment manager, since 2009. Mr. Rowan is a co-founder and Senior Managing Director of Apollo, a leading alternative asset manager focused on contrarian and value-oriented investments across private equity, credit-oriented capital markets, insurance and real estate. Mr. Rowan currently serves on the boards of directors of Apollo and Athora Holding Ltd. He has previously served on the boards of directors of numerous other entities, including Apollo portfolio companies, other entities affiliated with Apollo, and other entities. Mr. Rowan is a founding member and

Chairman of Youth Renewal Fund, Chairman of the Board of Overseers of The Wharton School, and a member of the University of Pennsylvania’s Board of Trustees. He also serves on the board of directors of OpenDor Media and several technology-oriented companies. Mr. Rowan graduated summa cum laude from the University of Pennsylvania’s Wharton School of Business with a BS and MBA in finance. Mr. Rowan was selected to serve on our board of directors as a result of his service on the boards of numerous public and private companies and his demonstrated track record of success and extensive experience in the financial services sector.
Lawrence J. Ruisi has served as a director of our Company since 2013, and is the chair of our audit committee and is a member of our risk committee. Mr. Ruisi is also a director of a number of our US subsidiaries. As an operating executive, Mr. Ruisi held various senior level positions in the entertainment business, including President & Chief Executive Officer of Loews Cineplex Entertainment Corporation, a movie theatre operator with 400 locations worldwide, and as Executive Vice President and Chief Financial Officer of Columbia Pictures Entertainment. As a non-executive, Mr. Ruisi served on numerous boards including Hughes Communications Inc., UST Inc., InnKeepers USA Trust, Wyndham International, Inc. and Adaptec, Inc. During his tenure on these boards, Mr. Ruisi was Chairman of various audit committees, named designated financial expert and served on both compensation and nominating and corporate governance committees. Mr. Ruisi was Chairman of the Independent Committee of the board of InnKeepers, which oversaw its restructuring, and was Chairman of Special Committees at both Wyndham and Adaptec. Mr. Ruisi began his career at Price Waterhouse & Co., where he was a Senior Manager. He is a Certified Public Accountant and received a Bachelor of Science degree in accounting and a Master of Business Administration in finance from St. John’s University. Mr. Ruisi is currently an adjunct professor of accounting at St. John’s University. Mr. Ruisi was selected to serve on our board of directors as a result of his extensive leadership experience in various sectors, his expertise in accounting and financial reporting matters and his experience serving on the boards of numerous public and private companies.
Hope Schefler Taitz has served as a director of our Company and our subsidiary, ALRe, since 2011, and is a member of our risk, legal and regulatory, and conflicts committees. Ms. Taitz is also a director of a number of our US subsidiaries. Ms. Taitz has served as the CEO of ELY Capital since 2014. Now acting as an investor and advisor with expertise in media, technology and the consumer, she helps innovative enterprises grow through financial leadership and connections to established corporations. Ms. Taitz, a strong advocate of women on boards, currently serves on the board of MidCap Finco Holdings Limited and Summit Hotel Properties, Inc. She has previously served on the boards of Apollo Residential Mortgage, Inc., Greenlight Capital Re, Ltd., Diamond International Resorts, Inc., as well as Lumenis Ltd. From 1995 to 2003, Ms. Taitz was Managing Partner of Catalyst Partners, L.P., a money management firm. From 1990 to 1992, Ms. Taitz was a Vice President at The Argosy Group (now part of the Canadian Imperial Bank of Commerce (NYSE: CM)) specializing in financial restructuring before becoming a Managing Director at Crystal Asset Management, from 1992 to 1995. From 1986 to 1990, Ms. Taitz was at Drexel Burnham Lambert, first as a mergers and acquisitions analyst and then as an associate in the leveraged buyout group. On the not for profit side, Ms. Taitz focuses on education and is an advocate for STEM. She is a founding executive member of YRF Darca, an emeritus board member of Pencils of Promise, a member of the undergraduate executive board of The Wharton School at the University of Pennsylvania and a member of the Center for Social Innovation. Ms. Taitz is a former board member of Girls Who Code and is now a board member of the New York City Foundation for Computer Science. Ms. Taitz graduated with honors from the University of Pennsylvania with a Bachelor of Arts degree in economics. Ms. Taitz was selected to serve on our board of directors as a result of her extensive experience in the financial services sector as well as her experience serving on the governance committees of other public companies.
Arthur Wrubel has served as a director of our Company since August 2016, and is the chair of our nominating and corporate governance and a member of our compensation committee. In 2001, Mr. Wrubel formed Wesley Capital Management, a long/short investment fund focused on real estate securities. Since its inception, Wesley Capital has been among the largest investment funds in the real estate securities sector. In 1993, Mr. Wrubel joined Dickstein & Co., a bankruptcy and event-driven investment fund as a partner. His focus was on real estate and asset backed securities. At Dickstein, Mr. Wrubel was involved in many high-profile real estate corporate restructurings including Olympia & York, Cadillac Fairview, Rockefeller Center Properties, Bramalea, and Trizec. Mr. Wrubel began his career in 1987 at JMB Realty Corporation, where he was an associate in the acquisitions group. Mr. Wrubel currently serves as a member of the Wharton Undergraduate Board at the University of Pennsylvania. Mr. Wrubel received a Bachelor of Science in economics from The Wharton School at the University of Pennsylvania. Mr. Wrubel was selected to serve on our board of directors as a result of his extensive experience in the financial services sector.
Fehmi Zeko has served as a director of our Company since March 2018 and is a member of our nominating and corporate governance committee. Mr. Zeko currently serves as CEO of Zeko Partners LLC, Senior Advisor at CDX Advisors and a General Partner at Great Point Capital Management. From 2015 to March 2018, Mr. Zeko served as Vice Chairman, Global Technology, Media and Telecommunications Investment Banking Group at Bank of America Merrill Lynch. In this role he helped organize and execute the strategic plan to reposition the entire Technology, Media and Telecom franchise for large cap coverage globally. Prior to Bank of America, Mr. Zeko was Senior Managing Director, Group Head North America and Global Chairman, Telecom, Media, Entertainment and Technology (“TMET”) at Macquarie Capital, where he led the firm’s Global TMET Investment Banking and Principal Investing Practice. Prior to joining Macquarie Capital, Mr. Zeko was Vice Chairman and Co-Founder of the Foros Group, where he led the firm’s Media and Communication Advisory Practice. Prior to that, Mr. Zeko held senior investment banking positions at Deutsche Bank and Citigroup. Mr. Zeko currently serves on the board of directors of Entravision Communications Corporation. He received his Bachelor of Business Administration and Master of Business Administration in Finance from Texas Christian University’s Neeley School of Business. Mr. Zeko was selected to serve on our board of directors as a result of his extensive financial and global experience.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
Compensation Discussion and Analysis (“CD&A”)
Introduction
Our NEOs, comprised of our principal executive and financial officers and the three highest paid executive officers other than our principal executive and financial officers, are as follows:

Executive	Title
James R. Belardi	Chairman, Chief Executive Officer and Chief Investment Officer
Martin P. Klein	Executive Vice President and Chief Financial Officer
William J. Wheeler	President
Grant Kvalheim	Executive Vice President, AHL and Chief Executive Officer and President, Athene USA Corporation
Frank (“Chip”) L. Gillis	Executive Vice President*

*Mr. Gillis retired on December 31, 2019, having served as Chief Executive Officer of ALRe through June 12, 2019 and Executive Vice President of the Company through December 31, 2019.
Compensation Framework
Goals, Principles and Process
Our compensation committee believes that our executive compensation program should reward actions and behaviors that support policyholder protection, drive long-term and profitable revenue growth, and create sustainable shareholder value. The compensation committee has sought to foster these objectives through a compensation program that focuses on increasing our executives’ personal interest in our growth and success through performance-based annual incentive awards and ownership of our Class A common shares. We believe that these awards create a balanced focus on our short-term and long-term strategic and financial goals. Our executive compensation program is designed to:

•	attract, retain and motivate high-performing talent;

•	reward outstanding performance;

•	align executive compensation elements with both short-term and long-term company performance; and

•	align the interests of our executives with those of our stakeholders.
Our compensation committee has the responsibility for overseeing and approving the compensation of all of our executive officers. Our compensation committee also receives input from the compensation committee’s independent compensation consultant and recommendations from Mr. Belardi regarding the compensation arrangements for executive officers other than himself. None of our NEOs participated in the determination of their own compensation.
In 2019, our compensation committee conducted a review of the Company’s executive compensation program, with the assistance of the compensation committee’s independent compensation consultant, Willis Towers Watson. Willis Towers Watson provided input on the Company’s overall incentive design and a benchmarking analysis with respect to our executive officer compensation program. When setting 2019 NEO compensation, our compensation committee considered survey data from the 2018 Willis Towers Watson CDB Financial Services Executive Compensation Database, as well as compensation data from a group of peer companies (the “Peer Group”) to evaluate compensation arrangements against those of the Company. Prior to making 2019 compensation decisions, the compensation committee approved certain changes to the Peer Group to better align the core business lines of the constituent companies with the core business lines of the Company. As a result, Aflac Incorporated was removed, and AXA Equitable Holdings, Inc. and Brighthouse Financial were added to the Peer Group. The companies in the Peer Group were selected based on one or more of the following characteristics: the companies are similar in size to the Company; the companies are industry competitors; or the companies are considered a source of talent. Even though some of the Peer Group companies have larger revenues and market capitalization than the Company, the compensation committee determined that each company was an appropriate peer based on such company being an industry competitor or a source of talent. The Peer Group used to evaluate 2019 compensation decisions consisted of the following ten publicly-traded insurance companies:

AXA Equitable Holdings, Inc. Brighthouse Financial Globe Life Inc. Lincoln National Corporation	Principal Financial Group, Inc. Prudential Financial, Inc. Reinsurance Group of America	Sun Life Financial Inc. Unum Group Voya Financial, Inc.

While our compensation committee considers compensation between the 50th and 75th percentile of the Peer Group when setting executive compensation, it does not believe it appropriate to establish compensation levels based only on market practices. Our compensation committee believes that compensation decisions are complex and require a deliberate review of Company performance and peer compensation levels. The factors that influence the amount of compensation awarded include market competition for a particular position, an individual’s experience and past performance inside or outside the Company, compensation history, role and responsibilities within the Company, tenure with the Company and associated institutional knowledge, long-term potential with the Company, contributions derived from creative and innovative thinking and leadership, industry expertise, past and future performance objectives and the value of the position within the Company.
In addition to executive compensation consulting services, for which the Company paid $188,727 in the aggregate for 2019, Willis Towers Watson provided other services during 2019 for which the Company paid $4,371,697 in the aggregate. These other services consisted of (i) corporate risk and brokerage services and (ii) insurance consulting and technology services.
The decision to engage Willis Towers Watson for the other services was made by management. Although the compensation committee did not approve such other services, the compensation committee assessed the independence of Willis Towers Watson pursuant to SEC rules and NYSE listing standards and concluded that Willis Towers Watson’s work did not raise any conflict of interest.
2019 Compensation Elements
Base Salary
Base salaries for our NEOs are determined annually, based on a number of factors, including the size, scope and impact of their role, the market value associated with their role, leadership skills, length of service, and individual performance and contributions.
Annual Incentive Awards
As further discussed below in “ —2019 Compensation Decisions,” we grant annual cash incentive awards to our NEOs based on the achievement of financial, operational and personal objectives. In general, these objectives are communicated to our NEOs at the beginning of the year, and the compensation committee determines the amount of the awards after the completion of the performance period. The annual incentive award payout for each NEO is subject to a personal performance modifier that allows for an adjustment in payout based on a holistic assessment of each NEO’s individual performance.
Long-Term Incentive Awards
In general, the Company’s long-term incentive compensation program is designed to recognize the scope of an individual’s responsibilities, reward demonstrated performance and leadership, further align the interests of award recipients with those of the Company’s shareholders and retain award recipients through the vesting period. Important factors in determining the amount of grants awarded to each NEO include the size of past grant amounts, individual performance and expected future contributions to the Company.
Consistent with the 2018 awards, the 2019 long-term incentive awards to executive officers were comprised of 50% performance-based restricted share awards (“RSAs”) (based on target), 25% time-based RSUs and 25% time-based stock options, determined based on target grant date value. The form and annual amount of the long-term incentive awards are determined by the compensation committee with input from Willis Towers Watson. We use grants of stock options to focus our executives on delivering long-term value to shareholders because options have intrinsic value only to the extent that the price of our stock on the date of exercise exceeds the stock price on the grant date. We also use stock options to retain executives, since the stock options vest ratably over a three-year period, provided the recipient remains employed through the applicable vesting date. We believe that time-based RSUs further align the interests of our executives with those of our shareholders and also serve to retain executives, as these RSUs also vest ratably over a three-year period, provided the recipient remains employed through the applicable vesting date.
We use performance-based RSAs to motivate our executives to achieve pre-established performance goals designed to be aligned with shareholder value creation and to retain our executives, as recipients must generally remain employed with the Company through the three-year performance period. The performance-based RSAs included in our 2019 long-term incentive award program vest and are payable following the three-year performance period (2019-2021) only if we achieve specified goals based on three equally weighted performance metrics: average annual adjusted return on equity, cumulative adjusted operating income, and adjusted book value per share for the three-year performance period. Starting with the 2019 grants, we added the third metric of adjusted book value per share because we believe it is a fairly comprehensive measure of shareholder value creation. The target levels of these goals were designed to be reasonably achievable with strong management performance.
Other Compensation Practices
Employment Agreements
We have entered into employment agreements with certain of our NEOs, as follows:
Belardi Agreement
As Mr. Belardi also serves as ISG’s Chairman and Chief Executive Officer, he has separate employment agreements with both the Company and with ISG. Under these agreements, Mr. Belardi is entitled to receive, among other benefits, a base salary and is eligible to receive an incentive award each fiscal year during the term of employment. For 2019, ISG and the compensation committee of AHL consulted with each other to determine Mr. Belardi’s total base salary, incentive award targets and actual incentive awards. Pursuant to an understanding between AHL and ISG, AHL has agreed that AHL is responsible for paying half of his base salary and incentive award, and ISG agreed to be responsible for paying the remaining amount. Either party, at its sole discretion, may pay its portion of the incentive award in the form of cash or equity. The target incentive award is 100% of Mr. Belardi’s base salary, but the actual incentive award is determined by our compensation committee and ISG’s compensation committee, based on non-alternative investment performance relative to the Barclays US Aggregate Bond Index, aggregate alternative investment net performance relative to the Company’s underwriting target, and other corporate performance targets established by the compensation committee. We report our portion of Mr. Belardi’s total annual salary and incentive award in our 2019 Summary Compensation Table. In addition, ISG retains discretion to pay other elements of compensation under the employment agreement with ISG or otherwise as it deems appropriate in its sole discretion.
Mr. Belardi’s employment agreement with us has a three-year initial term that expired on November 3, 2016 which automatically extends for subsequent one-year terms unless one party gives notice of non-renewal prior to expiration of the then current term. Pursuant to his employment agreement, severance is payable to Mr. Belardi in the event of a termination of employment by the Company without cause, by the Company by reason of non-renewal, by Mr. Belardi for good reason, or due to Mr. Belardi’s death or disability. Mr. Belardi is entitled to receive severance payments in an amount equal to the sum of his then-annual base salary and a pro rata incentive award for the year of termination based, in part, on the incentive award and annual salary paid to him in the year preceding his termination. In the event of involuntary termination other than due to death or disability, Mr. Belardi is entitled to receive an additional severance payment equal to his then-annual base salary multiplied by a bonus percentage, calculated based on the bonus paid to him in the year preceding his termination and divided by his annual base salary in the year preceding his termination. In the event of involuntary termination other than due to non-renewal by the Company, under the terms of the employment agreement, any outstanding and unvested time-based restricted shares that were scheduled to vest during the one-year period following the termination date will immediately vest, and a portion of each tranche of outstanding and unvested Class M performance-based restricted shares will remain outstanding and eligible to vest pursuant to their terms for a period of 18 months following the termination date (please note that on February 28, 2020, all outstanding Class M common share awards vested and were exchanged for Class A common shares and warrants to acquire Class A common shares. See “Class M Common Shares and the Class M Exchange” below for more information). As a condition to his receipt of the severance payments and benefits described above, Mr. Belardi must timely execute (and not revoke) a general release of claims against the Company and its affiliates. Mr. Belardi’s employment agreement with the Company also contains customary restrictive covenants, including confidentiality and nondisclosure covenants, a covenant not to compete with, or solicit customers of, the Company or ISG for 12 months following termination, and a covenant not to solicit employees of the Company or ISG for 24 months following termination.
Wheeler Agreement
Pursuant to his employment agreement, Mr. Wheeler is entitled to receive a minimum base salary of $1,250,000 and is eligible to receive an annual incentive award each fiscal year he is employed. The annual incentive award opportunity and payouts are determined by the compensation committee in its sole discretion, with payouts determined based on performance objectives (which may include corporate, financial, strategic, individual or other objectives) established by the compensation committee. His employment is at will and may be terminated by him or by the Company at any time by giving two months’ notice.

In addition to termination by Mr. Wheeler or the Company at any time by giving two months’ notice, the Company has the right, in its discretion, to terminate the agreement with a payment in lieu of notice. The Company may also terminate the agreement without notice or payment in lieu of notice if Mr. Wheeler is guilty of any gross default or misconduct, or any repeated misconduct after due warning, in connection with the Company or in the event of any serious or repeated breach or non-observance with any of the provisions in the agreement. The employment agreement contains customary restrictive covenants, including confidentiality and nondisclosure covenants and covenants not to solicit customers or employees of the Company or any affiliate of the Company for 12 months following termination.
Klein Agreement
Pursuant to his employment agreement, Mr. Klein is entitled to receive a minimum base salary of $550,000 and is eligible to receive an annual incentive award each fiscal year he is employed. The annual incentive award opportunity and payouts are determined by the compensation committee in its sole discretion, with payouts determined based on performance objectives (which may include corporate, financial, strategic, individual or other objectives) established by the compensation committee. His employment is at will and may be terminated by him or by the Company at any time by giving two months’ notice.
In addition to termination by Mr. Klein or the Company at any time by giving two months’ notice, the Company has the right, in its discretion, to terminate the agreement with a payment in lieu of notice. The Company may also terminate the agreement without notice or payment in lieu of notice if Mr. Klein is guilty of any gross default or misconduct, or any repeated misconduct after due warning, in connection with the Company or in the event of any serious or repeated breach or non-observance with any of the provisions in the agreement. The employment agreement contains customary restrictive covenants, including confidentiality and nondisclosure covenants and covenants not to solicit customers or employees of the Company or any affiliate of the Company for 12 months following termination.
Gillis Transition Agreement
On June 12, 2019, in connection with Mr. Gillis’ retirement from the Company at the end of 2019, the Company and Mr. Gillis entered into a transition agreement (the "Transition Agreement"), pursuant to which Mr. Gillis resigned as CEO of ALRe on June 12, 2019 and continued to serve as Executive Vice President of the Company and Executive Chairman of ALRe through December 31, 2019 (the “Transition Period”). Under the terms of the Transition Agreement, Mr. Gillis resigned from all his existing positions with the Company and its subsidiaries at the end of the Transition Period and also agreed to serve on the board of Athene Co-Invest Reinsurance Affiliate 1A Ltd. (“ACRA”) following the Transition Period. The Transition Agreement also provides for a release of claims by Mr. Gillis and includes non-competition, non-solicitation, and other restrictive covenants. A breach by Mr. Gillis of the restrictive covenants will result in the forfeiture of any Company equity awards that remain unvested.
Under the Transition Agreement, Mr. Gillis received or is entitled to receive the following: (i) base salary continuation during the Transition Period; (ii) an annual incentive bonus for 2019 in the amount of $900,000, a negotiated amount based in part on his target annual incentive award opportunity; (iii) accelerated vesting as of December 31, 2019 of time-based RSUs and time-based Class M-4 Prime common shares; (iv) continued vesting of options in accordance with their normal vesting schedule; (v) continued vesting of performance-based RSUs and RSAs in accordance with their normal vesting schedules; and (vi) continued vesting of performance-based Class M-4 Prime common shares through December 31, 2022, based on performance goals set forth in the applicable award agreement. Subsequent to the execution of the Transition Agreement and Mr. Gillis’ retirement, all outstanding Class M common shares issued by the Company were exchanged for Class A common shares and warrants to acquire Class A common shares in connection with the consummation of a strategic transaction between the Company and Apollo Global Management, Inc. See “Class M Common Shares and the Class M Exchange” below for more information.
The compensation committee considered the Transition Agreement and approved it as being in the best interests of the Company in light of Mr. Gillis’ contributions during his tenure with the Company, Mr. Gillis’ agreement to serve on the board of ACRA and the restrictive covenants set forth in the Transition Agreement.
Use of Corporate Aircraft
The Company utilizes corporate aircraft for efficiency and business planning purposes. Personal use of corporate aircraft is subject to a formal policy approved by the compensation committee that sets forth the criteria and procedures applicable to its use. In addition, in June 2019, Mr. Belardi and the Company entered into a time-sharing agreement, pursuant to which Mr. Belardi may use the corporate aircraft for up to 25 flight hours per year, provided that the number of flight hours and other incidentals under such agreement shall be further limited so that the amount of payments from Mr. Belardi pursuant to such agreement (including any tax payments) shall not exceed $120,000 in any fiscal year of the Company. Occasionally, a guest may accompany Mr. Belardi on corporate aircraft when the aircraft is already scheduled for business purposes and can accommodate additional passengers. In those cases, there is no additional aggregate incremental cost to the Company and, as a result, no amount is reflected in the 2019 Summary Compensation Table.
Executive Stock Ownership Guidelines
We require management at the Senior Vice President level and above, including our NEOs, to own significant amounts of our Class A common shares. The value of Class A common shares that must be held is set at a multiple of the individual’s base salary. Covered executives have five years from the adoption of the stock ownership guidelines or, if later, the appointment to a covered position to satisfy the applicable stock ownership guideline.

Position	Multiple
Chief Executive Officer/President	6X
Executive Vice President	3X
Senior Vice President	2X
Purchased and restricted Class A common shares, shares acquired upon the vesting of Class A RSUs, vested warrants to purchase Class A common shares and vested stock options will count toward this requirement. Covered executives must retain at least 75% of all equity holdings in the Company until they meet their respective stock ownership requirements. As of the Record Date, each of our continuing NEOs met the applicable guideline.
Anti-Hedging and Anti-Pledging Policies
Under our insider trading policy, covered persons including all directors, executive officers, and employees, are not permitted to (i) short-sell any security originally issued by the Company (“Company Securities”), including but not limited to Class A common shares or (ii) purchase or hold any financial instrument (including put options, prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engage in any transaction that hedges or offsets or that is designed to hedge or offset a decrease in the market value of Company Securities either granted to the covered person by the Company in connection with an equity plan or otherwise as compensation to the covered person, or held, directly or indirectly, by the covered person. Covered persons are also not permitted to pledge their holdings of Company Securities without the permission of the Company. In addition, executives and directors may not pledge their Company Securities as collateral if they are counting those holdings towards their respective stock ownership requirements.
Review of Compensation Policies and Practices Related to Risk Management
Effective risk management is central to our success, and compensation is carefully designed to be consistent with our risk management framework and controls. If the Company’s performance is obtained in a manner inconsistent with this framework or these controls, then the compensation committee has the discretion, with input from the risk committee, if necessary, to decrease or not award any bonuses to our NEOs and other executive officers. In addition, the performance objectives for our Chief Risk Officer and the other employees in our risk management function are based in part on the effectiveness of our risk management policies and procedures. We have determined that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.
Consideration of Say On Pay Vote
As part of its ongoing review of the Company’s executive compensation program, the compensation committee considered the approval by approximately 96% of the votes cast for the Company’s “say on pay” vote at the Company’s 2019 Annual General Meeting of Shareholders. After considering the 2019 “say on pay” results, the compensation committee determined that the Company’s executive compensation objectives and compensation elements continued to be appropriate and did not make any specific changes to the Company’s executive compensation program in response to the 2019 “say on pay” vote.
Athene Plan Points
On February 18, 2020, Messrs. Belardi, Wheeler, Klein, Kvalheim and Rhodes as well as certain other members of our senior management were granted limited partner interests in a newly authorized subsidiary of the Company (“Athene Plan LP”) in the form of “Athene Plan Points.” Each Athene Plan Point generally represents the right to participate in 1/1500th of the carried interest received by Apollo ADIP Advisors, L.P. (the “ADIP GP”) from the Apollo/Athene Dedicated Investment Program (“ADIP”). Athene Plan Points are allocated from time to time by our management team, with approval of our compensation committee, where applicable, to certain personnel as incentive compensation in connection with, and based on the performance of, ADIP. We believe these grants further align such personnel with our strategic objective to deploy excess capital at attractive risk-adjusted returns across our various liability channels and, in particular, we believe that the efforts of our personnel who will be receiving these allocations are critical to achieving a successful, risk-adjusted return at ADIP and ACRA. In addition, these grants provide a key retention tool for personnel who are deemed key to the success of ADIP and ACRA, and therefore key to our success more broadly.
ALRe is expected to be the general partner of Athene Plan LP. Athene Plan LP is expected to become a limited partner in the ADIP GP and to become entitled to one-third of the carried interest allocated to the ADIP GP from ADIP. The value of the carried interest is calculated in a manner customarily used in the investment fund industry and is based on a percentage of the total returns on ADIP’s capital after ADIP investors receive a preferred return. Distributions (other than tax distributions) will not be made with respect to Athene Plan Points until ADIP has returned contributed capital to its limited partners and made distributions in excess of a specified performance return. Any distributions made with respect to Athene Plan Points are expected to be paid in cash.
Messrs. Belardi, Wheeler, Klein, Kvalheim and Rhodes were granted 76, 59.5, 32.5, 32.5 and 16 Athene Plan Points, respectively, and they may receive additional Athene Plan Points upon the forfeiture of Athene Plan Points by other participants. A participant’s Athene Plan Points are treated as fully vested for purposes of receiving distributions while the participant remains employed by us or our affiliates. Upon a termination of employment (other than for cause), a participant will be eligible to retain up to a maximum of 75% of his or her Athene Plan Points, with the actual number of Athene Plan Points retained to be determined based on a five-year monthly vesting schedule beginning on October 1, 2019, the date the ACRA joint venture began. A participant will forfeit all of his or her Athene Plan Points upon a termination for cause or upon a breach of applicable confidentiality, non-competition, non-solicitation, non-disparagement or other post-separation covenants. See “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” for further discussion regarding ACRA and ADIP.
2019 Compensation Decisions
Base Salary
Mr. Belardi’s base salary decreased from $863,750 in 2018 to $680,000 in 2019 to offset incremental fees paid by the Company in 2019 (as compared to 2018) for financial and estate planning services, primarily to assist Mr. Belardi with estate planning with respect to his holdings of Company equity. The compensation committee determined that providing this benefit was in the interests of the Company in light of Mr. Belardi’s significant ownership interest in the Company. Mr. Klein’s base salary increased from $625,000 in 2018 to $650,000 in 2019 as a result of a market adjustment. Our other NEOs’ base salaries in 2019 remain unchanged from 2018 levels.
Annual Incentive Awards
The NEO annual incentive awards in 2019 were based on a combination of five overall corporate financial and operational goals, which comprised 50% of the award for Mr. Belardi and 75% of the award for our other NEOs, and individualized performance goals, which comprised 50% of the award for Mr. Belardi and 25% of the award for our other NEOs. For 2019, the compensation committee established target incentive award opportunities of approximately 100%, 126%, 173%, 188% and 127% of base salary for Mr. Belardi, Mr. Wheeler, Mr. Kvalheim, Mr. Klein and Mr. Gillis, respectively. Each NEO, other than Mr. Belardi, was eligible for a total annual incentive award payout ranging from 0% to 200% of such NEO’s target award opportunity, with a payout range of 0% to 164% for the corporate performance component of the incentive award. Mr. Belardi was eligible for a total annual incentive award payout ranging from 0% to 137% of his target award opportunity, with a payout range of 0% to 164% for the corporate performance component of his incentive award. Pursuant to the terms of the Transition Agreement described above, Mr. Gillis received a 2019 annual incentive bonus of $900,000 in lieu of an annual incentive award payout.
The corporate performance measurements, their respective weightings, 2019 performance and achievement with respect to these measurements, and payout level are set forth below. We believe the targets were designed to be reasonably achievable with strong management performance and the coordinated, cross-functional focus and effort of the NEOs, and did not reflect unrealistic targets that may encourage excessive risk-taking. The targets for the corporate financial and operational measures were determined in relation to the Company’s internal business plan for the year. For 2019, the compensation committee added capital as an additional performance objective as compared to 2018 in order to focus senior management on capital creation activities designed to fund future Company growth.

Objectives	Weight	Measurement	Target	2019 Performance	Payout Level
Overall profitability	35%	Adjusted operating income(1)	$1.395B	$1.338B	81%
Expense management	15%	Expense targets(2)	—	Exceeded	124%
Organic growth	10%	Organic deposits(3)	$14.8B	$17.6B	110%
New business profitability	15%	Underwritten IRR(4)	—	Exceeded	150%
Capital	25%	Excess equity capital generation(5)	—	Exceeded	150%

(1) Adjusted for the impact of certain material transactions undertaken during 2019 that were not included in the Company’s 2019 financial plan, as contemplated by the performance measurement.
(2) Represents consolidated operating expenses included in operating income, adjusted for M&A, long-term incentive program, and bonus accrual variances in relation to target, as well as reimbursements from ACRA.

(3) Organic deposits include retail IMO, retail financial institution, funding agreements, pension risk transfer and flow reinsurance.
(4) Underwritten IRR on new sales, retail IMO, retail financial institution, funding agreements, pension risk transfer and flow reinsurance.
(5) Increase in excess equity capital, excluding capital deployed for share buybacks, inorganic transactions, and certain other uses.
Based on the Company’s 2019 performance with respect to these five objectives, the payout level was 115% of the corporate target opportunity. Total amounts of awards were also based on the assessment of individual performance factors, as discussed below.
Mr. Belardi
In addition to the five objectives above, which collectively comprised 50% of his award, Mr. Belardi’s annual incentive plan award in 2019 was based on two individualized performance objectives. The first objective, weighted at 25%, compared the Company’s non-alternative investment performance to the Barclays US Aggregate Bond Index over a three-year period. The second objective, also weighted at 25%, compared the Company’s alternative investment performance relative to a 50-50 blended index of the S&P 500 and the BofA Merrill Lynch US High Yield Index over a three-year period, subject to maintaining a minimum return on alternative investment performance since the inception of the Company.
For the objective based on the Company’s non-alternative investment performance, the committee compared the Company’s results of 5.42% for the three-year period ended December 31, 2019 (as calculated by ISG, based on information provided by the Company, and reviewed by the compensation committee) to 3.60% for the Barclays US Aggregate Bond Index for the same period and determined to pay out 100% of the award for this objective. For the objective based on the Company’s alternative investment performance, the committee compared the Company’s results of 9.49% for the three-year period ended December 31, 2019 (as calculated by ISG, based on information provided by the Company, and reviewed by the compensation committee) to 11.42% for the 50-50 blended index described above and determined to pay out 83% of the award for this objective.
Other NEOs
For purposes of determining the payout with respect to the portion of the annual incentive award tied to individual performance for the other participating NEOs, our compensation committee assessed individual performance against the 2019 personal performance objectives established for each NEO at the beginning of 2019. These personal objectives were designed to generally align with the Company’s strategic and operating initiatives (both short-term and long-term) and included goals relating to execution on key strategic initiatives, leadership and team-related objectives and other objectives tied to the executives’ areas of responsibilities. The compensation committee reviews and approves the individual performance objectives (including the objectives’ relative weightings) for each of the other NEOs. In early 2020, the compensation committee evaluated the NEOs’ individual performance, with input from Mr. Belardi. Based on this evaluation, the compensation committee certified the achievement by each of the other NEOs of his individual performance objectives and assigned each NEO an individual performance payout percentage (potentially ranging from 0% to 200%), which is weighted 25% in the annual incentive payout formula. In addition, the annual incentive award payout for each NEO is subject to a personal performance modifier that allows for an adjustment in payout based on a holistic assessment of each NEO’s individual performance. The payout amounts are reported under “Non-Equity Incentive Plan Compensation” in the 2019 Summary Compensation Table (except for Mr. Gillis, whose payout amount is reported under “Bonus” in the 2019 Summary Compensation Table).
Equity and Long-Term Incentive Awards
The compensation committee determined the value of 2019 annual long-term incentive awards for the NEOs based on competitive market data, input from the committee’s compensation consultant, Willis Towers Watson, and our overall philosophy of aligning pay with performance. In an effort to be more market competitive in light of the size and growth of the Company, the compensation committee determined it was appropriate to increase the total target value of the 2019 long-term incentive awards for Messrs, Wheeler, Kvalheim, and Klein in order to more closely align their compensation with the 75th percentile of the Peer Group (as opposed to the 50th percentile in 2018). The total target value of these long-term incentive awards for each NEO was allocated among the awards as follows: approximately 25% of the target value in stock options, 25% of the target value in time-based RSUs, and 50% of the target value in performance-based RSAs. The target values of the 2019 long-term incentive awards granted to our NEOs are shown in the following table (the target values reported in this table may differ from the value reported in the compensation tables that follow because the value of equity awards reported in the compensation tables that follow are based on the grant date fair value determined in accordance with applicable accounting rules and, in the case of performance-based RSAs, the probable achievement of the underlying performance goal at the time of grant):

Named Executive Officer	Time-Based Stock Options	Time-Based RSUs	Performance- Based RSAs(1)	Total
James R. Belardi	$625,000	$625,000	$1,250,000	$2,500,000
William J. Wheeler	$500,000	$500,000	$1,000,000	$2,000,000
Grant Kvalheim	$437,500	$437,500	$875,000	$1,750,000
Martin P. Klein	$425,000	$425,000	$850,000	$1,700,000
Frank (“Chip”) L. Gillis	$150,000	$150,000	$300,000	$600,000

(1) Performance-based RSAs were issued to the NEOs at maximum potential value, with shares to be forfeited if the maximum level of performance is not achieved. The numbers in this column represent the target value of the performance-based RSAs.

2017 Long-Term Incentive Program Results and Payouts
Under the terms of the performance-based RSUs granted as part of the 2017 long-term incentive program, 2019 represented the final year of the three-year performance period for the 2017 performance awards. The 2017 performance awards were granted in the form of performance-based RSUs for all of the NEOs. The 2017 performance awards vested based on the attainment of performance goals relating to average adjusted operating return on equity (ROE) and cumulative adjusted operating income during the 2017-2019 performance period, with each goal weighted equally in the determination of the vesting level. These performance goals were set in 2017 based on the Company’s strategic plans at the time. Based on performance, participants were eligible to receive a payout ranging from 0% - 150% of target, with a threshold payout opportunity equal to 50% of target.
The threshold, target and maximum payout opportunities and the performance metrics under the 2017 performance awards were as follows:

	2017-2019 Performance Goals
	Adjusted Operating ROE (3 year average)		Adjusted Operating Income (3 year cumulative)
	Performance	Payout	Performance	Payout
Threshold	12.5%	50%	$2,500M	50%
Target	15.0%	100%	$3,000M	100%
Maximum	17.5%	150%	$3,500M	150%
For the 2017-2019 performance period, the Company achieved average adjusted operating ROE of 14.02% and cumulative adjusted operating income of $3,426 million, resulting in the vesting level for the 2017 performance awards at approximately 116% of target. The table below sets forth the target number of shares subject to the 2017 performance awards and the number of shares earned based on actual performance during the 2017 - 2019 performance period.

Named Executive Officer	2017 Target Shares (#)	Shares Earned under 2017 Performance Awards (#)
James R. Belardi	24,391	28,387
William J. Wheeler	14,635	17,033
Grant Kvalheim	8,293	9,652
Martin P. Klein	9,757	11,356
Frank (“Chip”) L. Gillis	5,854	6,813

2019 Summary Compensation Table
The following table contains 2019, 2018 and 2017 compensation information for our NEOs.

Name and Principal Position	Year	Salary	Bonus(7)	Stock Awards(1)		Option Awards(2)	Non-Equity Incentive Plan Compensation(3)		All Other Compensation(4)	Total
James R. Belardi(5) Chairman, Chief Executive Officer and Chief Investment Officer	2019	$680,000	$—	$2,702,739	(6)	$625,000	$—	(6)	$246,842	$4,254,581
	2018	$863,750	$—	$2,716,318		$625,002	$—		$70,239	$4,275,309
	2017	$925,000	$—	$2,522,695		$625,002	$—		$712	$4,073,409
William J. Wheeler President	2019	$1,250,000	$—	$1,398,053		$500,006	$1,752,188		$18,642	$4,918,889
	2018	$1,250,000	$—	$1,066,406		$375,003	$1,700,000		$50,062	$4,441,471
	2017	$1,250,000	$—	$851,250		$375,003	$2,106,563		$65,473	$4,648,289
Grant Kvalheim Executive Vice President—Athene, and Chief Executive Officer and President—Athene USA Corporation	2019	$750,000	$—	$1,223,289		$437,509	$1,550,000		$115,173	$4,075,971
	2018	$750,000	$—	$604,307		$212,505	$1,460,000		$147,627	$3,174,439
	2017	$750,000	$—	$482,377		$250,008	$1,738,750		$140,090	$3,361,225
Martin P. Klein Executive Vice President and Chief Financial Officer	2019	$650,000	$—	$1,188,352		$425,006	$1,359,475		$120,205	$3,743,038
	2018	$625,000	$—	$710,912		$250,008	$1,116,300		$118,168	$2,820,388
	2017	$550,000	$—	$567,528		$250,008	$1,337,500		$109,670	$2,814,706
Frank (“Chip”) L. Gillis Former Executive Vice President	2019	$550,000	$900,000	$1,094,448		$1,609,585	$—		$205,592	$4,359,625
	2018	$550,000	$—	$426,574		$150,003	$628,650		$204,063	$1,959,290
	2017	$550,000	$—	$340,090		$150,003	$916,781		$193,048	$2,150,322

(1)
This column includes the grant date fair value of the performance-based RSAs and time-based RSUs granted to our NEOs in 2019, calculated in accordance with FASB ASC Topic 718. For the time-based RSUs, grant date fair value is calculated by multiplying the number of RSUs by the closing share price on the date of grant. For the performance-based RSAs, we have reported the grant date fair value assuming the probable outcome of satisfying the performance conditions. Assuming the probable outcome of performance conditions will be achieved, the grant date fair value of the 2019 performance-based RSAs would be as follows: $1,122,525; $898,025; $785,775; $763,315; and $269,420, for Messrs. Belardi, Wheeler, Kvalheim, Klein and Gillis, respectively. Assuming the highest level of performance conditions will be achieved, the grant date fair value of the 2019 performance-based RSAs would be as follows: $1,875,042; $1,500,042; $1,312,542; $1,275,025; and $450,034, for Messrs. Belardi, Wheeler, Kvalheim, Klein and Gillis, respectively. For Mr. Gillis, his 2019 amount also includes the incremental fair value (calculated in accordance with FASB ASC Topic 718) associated with modification of his unvested stock awards under the terms of the Transition Agreement. As noted in the CD&A, Mr. Gillis’ outstanding equity awards were modified in connection with his separation to provide for accelerated or continued vesting and the compensation associated with such modification does not represent newly granted awards.

(2)
This column represents the aggregate grant date fair value of stock options granted in 2019, calculated in accordance with FASB ASC Topic 718. With respect to the stock options, the Company measures the fair value of each stock option grant at the date of grant using a Black-Scholes option pricing model. The following represents the assumptions used in the Black-Scholes option pricing model: risk-free interest rate of 2.25%, dividend yield of 0.0%, volatility of 25% and expected life of 3.81 years. For Mr. Gillis, his 2019 amount also includes the incremental fair value associated with modification of his option awards under the terms of the Transition Agreement. As noted in the CD&A, Mr. Gillis’ outstanding equity awards were modified in connection with his separation to provide for accelerated or continued vesting and the compensation associated with such modification does not represent newly granted awards.

(3)
The amounts in this column represent annual cash incentive awards paid to the NEOs other than Mr. Belardi. Such amounts were determined by the compensation committee after the end of applicable year and were based on the achievement of financial, operational, and personal objectives.

(4)
For 2019, these amounts include the Company’s 401(k) matching payment of $16,800 for Messrs. Wheeler and Klein, $21,800 for Mr. Gillis, and $14,063 for Mr. Kvalheim; housing allowances of $33,000 for Mr. Kvalheim and $52,029 (which includes a tax gross-up of $23,738) for Mr. Klein for their residences in Iowa, and $180,000 for Mr. Gillis for his residence in Bermuda; taxable amounts of $68,110 (which includes a tax gross-up of $30,888) for Mr. Kvalheim and $51,376 (which includes a tax gross-up of $23,589) for Mr Klein, for travel expenses from their principal residences to the Company’s office in Iowa; the Company’s payment of tax preparation fees for Messrs. Belardi, Wheeler and Gillis; and $245,000 in fees paid by the Company for financial and estate planning services, primarily to assist Mr. Belardi with estate planning with respect to his holdings of Company equity. Each of these amounts represent the cost paid directly to the NEO or service provider, as applicable.

(5)
Pursuant to an understanding between the Company and ISG, the Company and ISG have each agreed to pay 50% of Mr. Belardi’s annual salary and incentive plan award. The amounts reported for each period reflect only those amounts for which the Company is responsible. The fees for Mr. Belardi’s estate planning services that were paid by the Company are counted towards the amounts for which the Company is responsible.

(6)
In accordance with the terms of Mr. Belardi’s annual incentive award, Mr. Belardi received his annual incentive award of $955,200 for 2019 performance in the form of restricted Class A common shares. The restricted Class A common shares, which are included in the Stock Awards column, were awarded in 2019 as Mr. Belardi’s annual incentive opportunity but were granted in the form of restricted shares in 2020 following the conclusion of and determination of achievement for the 2019 performance period and vest ratably over a two-year period.

(7)	In accordance with the terms of his Transition Agreement, Mr. Gillis received an annual incentive bonus of $900,000.

2019 Grants of Plan-Based Awards Table
The following table provides information about awards granted to the NEOs in 2019: (1) the grant date; (2) the threshold, target and maximum estimated future payouts under annual incentive plan awards; (3) the number of stock options, RSAs and RSUs granted to the NEOs under the Company’s 2016 Share Incentive Plan; (4) the exercise price of the stock options; and (5) the grant date fair value of the share and option awards, computed in accordance with applicable SEC rules.

Name of Executive	Grant Date		Estimated Future Payouts Under Annual Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards:(2) (#)			All Other Stock Awards: Number of Shares or Units(3)	All Other Option Awards: Number of Securities Underlying Options(4)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Share and Option Awards(5)
			Threshold	Target	Maximum	Threshold	Target	Maximum
James R. Belardi	4/3/2019					14,727	29,454	44,181				$1,122,525
	4/3/2019								14,727			$625,014
	4/3/2019									64,433	$42.44	$625,000
	4/3/2019	(6)				—	19,216	—				$955,200
William J. Wheeler	4/3/2019					11,782	23,563	35,345				$898,025
	4/3/2019								11,782			$500,028
	4/3/2019									51,547	$42.44	$500,006
	4/3/2019		—	$1,575,000	$3,150,000
Grant Kvalheim	4/3/2019					10,309	20,618	30,927				$785,775
	4/3/2019								10,309			$437,514
	4/3/2019									45,104	$42.44	$437,509
	4/3/2019		—	$1,300,000	$2,600,000
Martin P. Klein	4/3/2019					10,014	20,029	30,043				$763,315
	4/3/2019								10,015			$425,037
	4/3/2019									43,815	$42.44	$425,006
	4/3/2019		—	$1,222,000	$2,444,000
Frank L. Gillis	4/3/2019					3,535	7,069	10,604				$269,420
	4/3/2019								3,535			$150,025
	4/3/2019									15,464	$42.44	$150,001
	4/3/2019		—	$698,500	$1,397,000
	6/12/2019	(7)								140,611		$1,459,584
	6/12/2019	(8)							32,417			$675,003

(1)
The 2019 annual incentive awards for our NEOs other than Mr. Belardi were based on a combination of five overall corporate financial and operational goals, which comprised 75% of the award, as well as individualized performance goals, which comprised the other 25% of the award. The corporate performance component of the awards has a payout range between 0% and 164% of the corporate performance component. The overall payout range of the awards, including both the corporate performance component and the personal performance component of the award, is between 0% and 200% of the target amount. As noted in the CD&A, Mr. Gillis received an annual incentive bonus of $900,000 in lieu of an annual incentive award payout per the terms of the Transition Agreement.

(2)
All equity incentive plan awards reported in this column, other than the award to Mr. Belardi of 19,216 shares, represent performance-based RSAs. The performance-based RSAs cliff-vest after the 2019–2021 performance period provided the recipient is continuously employed during the period and are payable only if the Company achieves specified goals based on three equally weighted performance metrics: average annual adjusted return on equity, cumulative adjusted operating income, and adjusted book value per share, each for the three-year period.

(3)	The time-based RSUs vest ratably over three years provided the recipient remains employed through the applicable vesting date.

(4)	The stock options vest ratably over a three-year period provided the recipient remains employed through the applicable vesting date.

(5)	For valuation methodology, see notes 1 and 2 to the 2019 Summary Compensation Table.

(6)
The award to Mr. Belardi of 19,216 shares represents a 2019 annual incentive award that is dollar-denominated but by its terms is payable in restricted Class A common shares, which vest ratably over a two-year period provided that Mr. Belardi remains employed through the applicable vesting date. Mr. Belardi’s annual incentive award was issued with a target value of $925,000 and was based on a combination of five overall corporate financial and operational goals, which comprised 50% of the award, as well as individualized performance goals, which comprised the other 50% of the award. The corporate performance component of the award has a payout range between 0% and 164% of the corporate performance component. The overall payout range of the award, including both the corporate performance component and the personal performance component of the award, is between 0% and 137% of the target amount. 19,216 restricted Class A common shares were issued to Mr. Belardi on 2/21/20 following the compensation committee’s determination of the payout amount of the annual incentive award, which represents the amount of the annual incentive award payout, $955,200, divided by the closing price of the Class A common shares on the date of issuance.

(7)
The grant date fair value for these awards represents the incremental fair value related to the modification of Mr. Gillis’ outstanding stock awards pursuant to the Transition Agreement and does not reflect a new equity grant.

(8)
The grant date fair value for these awards represents the incremental fair value related to the modification of Mr. Gillis’ outstanding option awards pursuant to the Transition Agreement and does not reflect a new equity grant.

2019 Outstanding Equity Awards at Fiscal Year-End Table
The following table provides information on the holdings of the Company’s equity awards by the NEOs as of December 31, 2019. This table includes vested Class M common shares, which are similar to vested, unexercised options; unvested Class A common shares; and unvested Class M time-based and performance-based common shares with vesting conditions that were not satisfied as of December 31, 2019. Each equity grant is shown separately for each NEO. The vesting schedule for each outstanding award is shown in the notes to this table. On February 28, 2020, all outstanding Class M common share awards vested and were exchanged for Class A common shares and warrants to acquire Class A common shares. See “Class M Common Shares and the Class M Exchange” below.

				Option Awards					Stock Awards
Name of Executive	Grant Date	Stock Class or Option Class		Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)		Option Conversion Price	Option Expiration Date(1)	Number of Shares of Stock or Units of Stock that Have Not Vested	Market Value of Shares of Stock or Units of Stock That Have Not Vested(2)	Number of Unearned Shares of Stock or Units of Stock that Have Not Vested(6)	Market Value of Unearned Shares of Stock or Units of Stock that Have Not Vested(2)
James R. Belardi(3)	7/15/2009	M-1		2,346,155			$10.00	—
	10/15/2012	M-2		841,011			$10.78	—
	4/28/2014	M-3		1,000,000			$13.46	—
	3/7/2017	RSA	(7)						11,489	$540,328
	2/20/2018	RSA	(8)						21,078	$991,298
	4/3/2019	RSA	(9)						19,216	$903,728
	6/6/2016	Options		128,645			$33.95	6/6/2026
	3/21/2017	Options		44,185	22,093		$51.25	3/21/2027
	2/27/2018	Options		22,092	44,186		$48.05	2/27/2028
	4/3/2019	Options			64,433		$42.44	4/3/2029
	3/21/2017	RSU	(4)						4,066	$191,224
	3/21/2017	RSU	(5)								24,391	$1,147,109
	2/27/2018	RSU	(4)						8,672	$407,844
	2/27/2018	RSA	(10)								26,015	$1,223,485
	4/3/2019	RSU	(4)						14,727	$692,611
	4/3/2019	RSA	(10)								29,454	$1,385,222
William J. Wheeler	10/1/2015	M-4 Prime		1,500,000	1,000,000	*	$27.83	10/1/2025
	6/6/2016	Options		64,323			$33.95	6/6/2026
	3/21/2017	Options		26,511	13,256		$51.25	3/21/2027
	2/27/2018	Options		13,255	26,512		$48.05	2/27/2028
	4/3/2019	Options			51,547		$42.44	4/3/2029
	3/21/2017	RSU	(4)						2,440	$114,753
	3/21/2017	RSU	(5)								14,635	$688,284
	2/27/2018	RSU	(4)						5,204	$244,744
	2/27/2018	RSA	(10)								15,609	$734,091
	4/3/2019	RSU	(4)						11,782	$554,107
	4/3/2019	RSA	(10)								23,563	$1,108,168
Grant Kvalheim	5/23/2016	M-4 Prime		128,076	205,333	*	$34.23	5/23/2026
	6/6/2016	Options		36,450			$33.95	6/6/2026
	3/21/2017	Options		15,023	7,512		$51.25	3/21/2027
	2/27/2018	Options		7,511	15,024		$48.05	2/27/2028
	4/3/2019	Options			45,104		$42.44	4/3/2029
	3/21/2017	RSU	(4)						1,383	$65,042
	3/21/2017	RSU	(5)								8,293	$390,020
	2/27/2018	RSU	(4)						2,949	$138,691
	2/27/2018	RSA	(10)								8,845	$415,980
	4/3/2019	RSU	(4)						10,309	$484,832
	4/3/2019	RSA	(10)								20,618	$969,665

				Option Awards					Stock Awards
Name of Executive	Grant Date	Stock Class or Option Class		Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)		Option Conversion Price	Option Expiration Date(1)	Number of Shares of Stock or Units of Stock that Have Not Vested	Market Value of Shares of Stock or Units of Stock That Have Not Vested(2)	Number of Unearned Shares of Stock or Units of Stock that Have Not Vested(6)	Market Value of Unearned Shares of Stock or Units of Stock that Have Not Vested(2)
Martin P. Klein	11/15/2015	M-4 Prime		83,924	104,000	*	$27.83	11/15/2025
	6/6/2016	Options		32,162			$33.95	6/6/2026
	3/21/2017	Options		17,674	8,838		$51.25	3/21/2027
	2/27/2018	Options		8,837	17,675		$48.05	2/27/2028
	4/3/2019	Options			43,815		$42.44	4/3/2029
	3/21/2017	RSU	(4)						1,627	$76,518
	3/21/2017	RSU	(5)								9,757	$458,872
	2/27/2018	RSU	(4)						3,469	$163,147
	2/27/2018	RSA	(10)								10,406	$489,394
	4/3/2019	RSU	(4)						10,015	$471,005
	4/3/2019	RSA	(10)								20,029	$941,964
Frank (“Chip”) L. Gillis	7/15/2009	M-1		917,735			$10.00
	2/23/2015	M-4		9,282			$26.00
	6/7/2016	M-4 Prime		87,403	66,667	*	$33.95	6/7/2026
	6/6/2016	Options		25,729			$33.95	6/6/2026
	3/21/2017	Options		10,604	5,303		$51.25	3/21/2027
	2/27/2018	Options		5,302	10,605		$48.05	2/27/2028
	4/3/2019	Options			15,464		$42.44	4/3/2029
	3/21/2017	RSU	(5)								5,854	$275,314
	2/27/2018	RSA	(10)								6,244	$293,655
	4/3/2019	RSA	(10)								7,069	$332,455

* As discussed below, on February 28, 2020, all outstanding Class M common shares vested and were exchanged for Class A common shares and warrants to acquire Class A common shares in connection with the Class M Exchange.

(1)
This column reports the expiration date for Class M common shares and stock options. Once vested, Class M common shares may remain outstanding until converted into Class A common shares. Class M-4 prime shares that do not vest by the tenth anniversary of the grant date will be forfeited to the Company. Class M time-based common shares vest ratably over a five-year period. Time-based stock options vest ratably over a three-year period.

(2)	As of December 31, 2019, the fair market value of a Class A common share was $47.03.

(3)	Substantially all outstanding equity awards for Mr. Belardi have been transferred to a trust, other than for value, for estate planning purposes.

(4)	This row shows the number of time-based RSUs, which vest ratably over a three-year period.

(5)	This row shows the number of performance-based RSUs, which cliff-vest after a three-year period, assuming performance conditions have been met.

(6)
The number of performance-based RSUs or RSAs that ultimately vest is based on actual performance during the three-year performance period. The number of performance-based RSUs or RSAs reflected in this column is based on the number of performance-based RSUs or RSAs that would vest assuming the target level of performance is achieved. Final payouts under the performance-based RSUs or RSAs will not be known until the respective performance period is completed.

(7)
The award to Mr. Belardi with a grant date of 3/7/17 represents a 2017 annual incentive award that is dollar-denominated but by its terms is payable in restricted Class A common shares which vest ratably over a two-year period provided that Mr. Belardi remains employed through the applicable vesting date. Mr. Belardi’s annual incentive award was issued with a target value of $925,000.

(8)
The award to Mr. Belardi with a grant date of 2/20/18 represents a 2018 annual incentive award that is dollar-denominated but by its terms is payable in restricted Class A common shares which vest ratably over a two-year period provided that Mr. Belardi remains employed through the applicable vesting date. Mr. Belardi’s annual incentive award was issued with a target value of $925,000.

(9)
The award to Mr. Belardi with a grant date of 4/3/19, as disclosed in footnote 6 of the 2019 Grants of Plan-Based Awards Table, represents a 2019 annual incentive award that is dollar-denominated but by its terms is payable in restricted Class A common shares which vest ratably over a two-year period provided that Mr. Belardi remains employed through the applicable vesting date. Mr. Belardi’s annual incentive award was issued with a target value of $925,000. The amount reported represents the number of restricted Class A common shares granted in 2020 after the committee’s determination of the achievement of the 2019 performance goals.

(10)	This row shows the number of performance-based RSAs, which cliff-vest after a three-year period, assuming performance conditions have been met.
Class M Common Shares and the Class M Exchange
In association with and following each of the four rounds of equity capital raise transactions prior to our initial public offering, we granted restricted Class M common shares to our officers and certain other employees to align their incentives with shareholders. Class M common shares were non-voting incentive compensation shares, convertible into Class A common shares upon vesting and the payment of the conversion price. In the tables in “Compensation of Executive Officers and Directors,” we report these equity share awards as options, rather than shares, because they economically represented a call option on Class A common shares with an exercise price equal to the conversion price embedded in the Class M common shares. Unlike options, however, once the Class M common shares vested, they could remain outstanding in perpetuity, were not required to be converted into Class A common shares and were entitled to dividends. There were four outstanding classes of Class M common shares, Class M-1, Class M-2, Class M-3 and Class M-4. Each grant of restricted Class M common shares was comprised of two tranches, one involving time-based vesting criteria and the other involving performance-based vesting criteria.
On February 28, 2020, the Company closed a strategic transaction with Apollo Global Management, Inc., which resulted in, among other things, the elimination of the Company’s multi-class share structure and the conversion of all of the Company’s outstanding Class M common shares into a combination of Class A common shares and warrants to acquire Class A common shares (the “Class M Exchange”). As part of the Class M Exchange, all vesting conditions with respect to the outstanding unvested Class M common shares were accelerated immediately prior to the Class M Exchange. In connection with the Class M Exchange, each holder of Class M common shares received a combination of newly issued warrants and Class A common shares with a total value that is equivalent to the Class M common shares exchanged by that holder. The warrants and shares represent 95% and 5% of the total value, respectively, of the Class M common shares exchanged by such holder and both were fully vested upon issuance. The warrants are exercisable for Class A common shares and have terms and conditions similar to vested Class M common shares, including the same exercise prices as the Class M common shares that were exchanged.
2019 Option Exercises and Stock Vested Table
The following table provides information for the NEOs on the number of Class A common shares acquired upon exercise of stock options (including for this purpose the conversion of Class M common shares) and vesting of stock awards in 2019 and the value realized at such time.

	Option Awards			Stock Awards(5)
Name	Number of Shares Acquired on Conversion (#)	Value Realized on Conversion ($)		Number of Class A Common Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
James R. Belardi	—	$—		71,769	(1)	$2,858,559
William J. Wheeler	—	$—		27,487	(2)	$1,094,807
Grant Kvalheim	—	$—		15,577	(2)	$620,432
Martin P. Klein	—	$—		14,584	(2)	$580,881
Frank (“Chip”) L. Gillis	95,000	$3,061,090	(4)	14,054	(3)	$581,574

(1)	Comprised of (1) RSUs and (2) restricted share awards issued as part of annual incentive awards in each of 2017 and 2018, all of which vested on 1/1/19 with a market value of $39.83 per share.

(2)	Comprised of RSUs, which vested on 1/1/19 with a market value of $39.83 per share.

(3)
Comprised of RSUs, a portion of which vested on 1/1/19 with a market value of $39.83 per share and a portion of which vested on 12/31/19 in accordance with the Transition Agreement with a market value of $46.96 per share.

(4)
Comprised of Class M-1 common shares which were converted to Class A common shares. The value realized is based upon the difference between the market price of the Class A common shares at exercise and the exercise price of the Class M-1 common shares, multiplied by the number of Class M-1 common shares converted.

(5)
Does not include vesting of Class M common shares, which remain outstanding until they are converted to Class A common shares by the executive. The number of Class M common shares vested and the value realized on vesting of Class M common shares for each of the NEOs during 2019 is as follows: 29,333 shares and $268,076 for Mr. Kvalheim; 41,000 shares and $493,328 for Mr. Gillis; 166,667 shares and $2,371,500 for Mr. Wheeler; and 17,333 shares and $280,956 for Mr. Klein. As part of the Class M Exchange, on February 28, 2020, all outstanding Class M common shares were converted into Class A common shares and warrants to purchase Class A common shares, as described above.

2019 Potential Payments Upon Termination or Change-in-Control at Fiscal Year-End
The information below describes and quantifies certain compensation that would have become payable under existing plans and arrangements if the NEO’s employment had terminated on December 31, 2019. These benefits are in addition to benefits available generally to salaried employees, such as distributions under our 401(k) Plan, disability benefits and accrued vacation pay. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any amounts actually paid or distributed may be different. Factors that could affect these amounts include the time during the year of any such event and the executive’s age. Because Class M common shares were still held by our NEOs as of December 31, 2019, the discussion and tables below still include Class M awards and do not reflect the vesting of any remaining unvested Class M common shares and the conversion of Class M common shares into Class A common shares and warrants to acquire Class A common which occurred on February 28, 2020. See “Class M Common Shares and the Class M Exchange” above for further information regarding the 2020 exchange of Class M common shares.

Equity Awards
Class M time-based restricted shares issued under our 2014 and 2016 Share Incentive Plans will vest in full upon a sale of the Company or a change in control that occurs either prior to a participant’s termination of service or within six months following a participant’s termination of service without cause, by the participant for good reason or due to death or disability. Separate and apart from a sale or change in control, following a participant’s termination of service without cause, by the participant for good reason or due to death or disability, the Class M performance-based restricted shares that are outstanding and unvested shall remain outstanding and eligible to vest pursuant to their terms for a period of 18 months. If such performance-based restricted shares fail to vest during this 18-month period, they will be forfeited.
The equity awards, other than any Class M awards, issued to our NEOs under our 2016 Share Incentive Plan starting in 2016, including time-based RSUs, performance-based RSUs, performance-based RSAs, time-based stock options and time-based Class A restricted shares, will vest in full upon a termination of service by the Company without cause or by the participant for good reason which occurs within 18 months following a change in control. In the case of performance-based RSUs and performance-based RSAs, the payout will be based on the target level of the award. In the event a participant’s termination of service results from the participant’s death or disability, each such equity award will vest in full. In addition, upon the retirement of a participant, performance-based RSUs and performance-based RSAs will vest on a pro rata basis in accordance with the time elapsed in the performance period.
Pursuant to Mr. Belardi’s employment agreement, in the event of involuntary termination of service other than due to non-renewal by the Company, all outstanding restricted shares that are held by Mr. Belardi that are subject to time-vesting and scheduled to vest during the one-year period following his termination shall immediately vest, and a portion of each tranche of outstanding and unvested Class M performance-based restricted shares, depending on when they were granted, shall remain outstanding and eligible to vest pursuant to their terms for a period of 18 months following the termination date. Under the terms of Mr. Belardi’s employment agreement, the value of the accelerated vesting of his restricted shares in accordance with the foregoing would equal $1,035,977 assuming a December 31, 2019 termination of employment.

The following table provides the cumulative intrinsic value (that is, the value based upon our share price as of December 31, 2019 which was $47.03, less the conversion price of the award, if any) of all equity awards that would vest if (i) the NEO terminated employment as a result of voluntary retirement as of December 31, 2019, (ii) the NEO terminated employment as a result of death or disability as of December 31, 2019, (iii) the NEO was terminated without cause or terminated employment for good reason as of December 31, 2019, (iv) the NEO was terminated without cause or terminated employment for good reason within 18 months following a change in control of the Company as of December 31, 2019, or (v) there was a sale of the Company or change in control as of December 31, 2019 and which, with respect to Class M time-based restricted shares only, also includes if there was a sale of the Company or a change in control within six months after (1) the NEO was terminated without cause, (2) the NEO terminated employment for good reason, or (3) the NEO terminated employment as a result of death or disability as of December 31, 2019 (each of (1), (2), and (3), a “Qualifying Termination”).
2019 Potential Equity Benefits upon Change in Control and Termination Table(1)

Name	Retirement(2)	Death or Disability(3)	Termination by the Company Without Cause or by the NEO for Good Reason(3)	Termination by the Company Without Cause or by the NEO for Good Reason within 18 months following a Change in Control(3)	Change in Control(4)
James R. Belardi	$2,424,517	$6,874,884	$—	$6,874,884	$—
William J. Wheeler	$1,547,083	$19,444,179	$16,000,000	$19,444,179	$3,200,000
Grant Kvalheim	$990,562	$4,548,596	$1,877,338	$4,548,596	$750,930
Martin P. Klein	$1,099,122	$4,466,011	$1,664,000	$4,466,011	$332,800
Frank (“Chip”) L. Gillis(5)	$581,902	$2,154,477	$872,004	$2,154,477	$348,797

(1)
For purposes of this table only, all amounts reported in this table were calculated in accordance with the terms of applicable individual award agreements and do not take into account the potential treatment of certain equity awards under Mr. Belardi’s employment agreement, as described above.

(2)
For purposes of this table only, the amounts reported in this column assume that the performance-based RSUs and performance-based RSAs vest at 100% of the target level of the award. Performance-based RSUs and performance-based RSAs awarded under the 2016 Share Incentive Plan become vested based on actual performance through the end of the performance period. Under the share incentive plan, the amount earned is prorated based on the number of days employed during the performance period.

(3)
As noted above, in the event of a Qualifying Termination, Class M performance-based restricted shares that are outstanding and unvested shall remain outstanding and eligible to vest pursuant to their terms for a period of 18 months. For purposes of this table only, the amounts reported in this column assume that 100% of the unvested Class M performance-based restricted shares that are eligible to vest do, in fact, vest over the 18 months following December 31, 2019.

(4)
The intrinsic value of Class M time-based restricted shares, which are included in the total amounts reported in this column, may result from a change-in-control that occurs either prior to an NEO’s termination of service or a change-in-control that occurs within six months following a Qualifying Termination.

(5)
The amounts in this table do not reflect the actual equity benefits received by Mr. Gillis in connection with his separation. As noted above, Mr. Gillis entered into a Transition Agreement in June 2019 in connection with his retirement from the Company. Please see the description of such agreement above for information regarding the equity benefits received by Mr. Gillis in connection with his separation.

Severance Benefits
Our NEOs would be eligible for benefits under the Athene USA Corporation Severance Pay Plan, which covers our U.S. full-time employees, if they are involuntarily terminated without cause, and provided they release the Company from any and all claims and, in some instances, agree to non-compete/non-solicit covenants. In general, eligible employees receive two weeks of their annual base salary for each completed year of service. The minimum benefits payable under this plan are four weeks of annual base salary; and the maximum benefits payable under this plan are 26 weeks of annual base salary. In the event that an NEO is notified by us that he is required to comply with a post-separation non-compete covenant for a period longer than the number of weeks of annual base salary to which the NEO is entitled based on his years of service, then the amount of the NEO’s severance benefit will be increased to an amount equal to annual base salary for the same number of weeks as the duration of the non-compete covenant. However, except for Mr. Belardi, in accordance with his employment agreement, in no event will an NEO receive more than two times his annual base salary received during the year immediately preceding the year of termination. In its sole discretion, the Company may determine to pay a pro-rated bonus to the involuntarily terminated executive, as approved by the compensation committee.
Our employees based in Bermuda are eligible for benefits under the Company’s Bermuda Severance Pay Plan, which are substantially similar to the benefits provided by the Athene USA Corporation Severance Pay Plan.
2019 Potential Pay Upon Termination Table

Name of Executive	Termination Scenario(1)	Athene Severance Pay
James R. Belardi	Voluntary Separation	—
	Involuntary Separation	$2,803,050	(2)
	Termination For Cause	—
William J. Wheeler	Voluntary Separation	—
	Involuntary Separation	$1,250,000	(3)
	Termination For Cause	—
Grant Kvalheim	Voluntary Separation	—
	Involuntary Separation	$750,000	(3)
	Termination For Cause	—
Martin P. Klein	Voluntary Separation	—
	Involuntary Separation	$650,000	(3)
	Termination For Cause	—
Frank (“Chip”) L. Gillis (4)	Voluntary Separation	—
	Involuntary Separation	$550,000	(3)
	Termination For Cause	—

(1)
Voluntary separation does not automatically trigger severance payments. For NEOs other than Mr. Belardi, voluntary separation triggers a severance payment only if the Company decides to enforce any non-compete provision, in which case the NEO would be entitled to an amount of severance benefits up to the amount set forth in the table above for the involuntary separation scenario. Involuntary separation provides for severance to coincide with a 12-month non-compete clause. Severance is not payable where an employee is terminated for cause.

(2)
The total amount reported here represents the Company’s portion of the severance payable to Mr. Belardi in the event of a termination of employment by the Company without cause, by the Company by reason of non-renewal, by Mr. Belardi for good reason, or due to Mr. Belardi’s death or disability, each of which is defined as an involuntary termination under Mr. Belardi’s employment agreement. In each of these scenarios, Mr. Belardi is entitled to receive severance payments in an amount equal to the sum of his then-annual base salary and a pro rata bonus for the year of termination based, in part, on the bonus and annual salary paid to him in the year preceding his termination. In the event of an involuntary termination other than due to death or disability, Mr. Belardi is entitled to receive an additional severance payment equal to his then-annual base salary multiplied by a bonus percentage, calculated based on the bonus paid to him in the year preceding his termination and divided by his annual base salary in the year preceding his termination. The amount reported here includes such additional severance payment, which would only be payable in the event of an involuntary termination other than due to death or disability. Mr. Belardi is also eligible to receive certain post-termination benefits under his employment agreement with ISG.

(3)	Severance does not include any pro-rata bonus payable at the discretion of the Company.

(4)
The amounts in this table do not reflect the actual benefits received by Mr. Gillis in connection with his separation. As noted above, Mr. Gillis entered into a Transition Agreement in June 2019 in connection with his retirement from the Company. Please see the description of such agreement above for information regarding the benefits received by Mr. Gillis in connection with his separation.

CEO Pay Ratio
We believe our CEO to median employee pay ratio is a reasonable estimate calculated in accordance with Item 402(u) of Regulation S-K and applicable SEC guidance. SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and assumptions and, as a result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.

In accordance with Item 402(u) of Regulation S-K, we are using the same median employee identified in 2018 in our 2019 pay ratio calculation, as we believe that there has been no material change in our employee population or employee compensation arrangements that would result in a significant change to our pay ratio disclosure for 2019.

We identified the median employee in 2018 by examining the total cash compensation for all employees, excluding our CEO, for the nine-month period from January 1, 2018 to September 30, 2018, who were employed by us as of October 1, 2018. We included all employees, whether employed on a full-time, part-time, or seasonal basis. In the U.S., we distinguished employees versus independent contractors based on the methodology we use for payroll purposes, which is based on IRS guidance. For non-US employees we classified them as our employees if we were the employer of record. Employees on leave of absence were included in the employee headcount. In identifying the median employee, we used total cash compensation, consisting of base salary plus target level bonus or variable sales-related compensation, as the consistently applied compensation measure. We believe the use of total cash compensation as the consistently applied compensation measure is reasonable because cash compensation represents the principal form of compensation that we use as we do not widely distribute annual equity awards to employees. We did not make any assumptions, adjustments, or estimates with respect to total cash compensation, except that for any employee as of October 1, 2018 who was employed by us for only a portion of the period from January 1, 2018 to September 30, 2018 we adjusted their compensation as if he/she was employed for the entire period. We applied a U.S. dollar exchange rate as of October 1, 2018 to any compensation paid in non-U.S. currency.
In accordance with Item 402(u) of Regulation S-K, after identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our NEOs as set forth in the 2019 Summary Compensation Table.
Annual total compensation from the 2019 Summary Compensation Table uses a different measurement of compensation than what we used to identify the median employee. Among other things, the 2019 Summary Compensation Table includes in compensation the value of equity awards, including stock awards and option awards.
For 2019,

•	The annual total compensation of the median employee of the Company (other than Mr. Belardi) (the “Median Employee”) was $85,259.

•	Mr. Belardi’s annual total compensation, as reported in the Total column of the 2019 Summary Compensation Table, was $4,254,581.

•	Based on this information, the ratio of the annual total compensation of Mr. Belardi to the annual total compensation of the Median Employee is estimated to be 50 to 1.
Director Compensation

None of Mr. Belardi or any Apollo director, other than Dr. Puffer, who is not an employee of Apollo, but acts as a consultant to Apollo and its affiliates, receive any additional compensation for serving as directors. Each of our other directors are eligible to receive annual compensation, a portion of which is paid in cash and a portion of which is paid in restricted Class A common shares that vest after a one-year period. No fees are paid specifically for attending regular board or committee meetings, however directors are eligible to receive, subject to certain exceptions, $5,000 per trip to the United Kingdom to physically attend board or standing committee meetings that take place in the United Kingdom, other than the four trips associated with our regularly scheduled quarterly board meetings. In light of the workload and broad responsibilities of the lead director, the lead director receives additional annual compensation, payable 50% in cash and 50% in restricted Class A common shares that vest after a one-year period. Further, the chairpersons and non-chair members of the standing committees of the board of directors are entitled to receive additional cash retainers each year. A member of a committee who is also the chair of that committee receives only the committee chair fee.

In late 2018 and early 2019, we conducted a review of the Company’s director compensation program, with the assistance of Willis Towers Watson. Based on this review we determined to increase certain elements of our director compensation program in consideration of the increased time commitment and obligations on directors associated with conducting board and committee meetings in the United Kingdom. Effective as of January 1, 2019, the equity portion of the annual compensation was increased and effective as of April 1, 2019, the base cash fee, the lead director, committee member, and committee chair fees were each increased, as follows:

Element of Compensation	2018 fees	2019 fees
Annual cash retainer	$105,000	$120,000
Annual equity retainer (in the form of restricted Class A common shares)	$135,000	$150,000
Lead director fees (50% in cash and 50% in the form of restricted Class A common shares)	$35,000	$36,750
Audit committee chair	$30,000	$31,500
Compensation committee chair	$20,000	$21,000
Risk committee chair	$20,000	$21,000
Nominating and corporate governance committee chair	$15,000	$15,750
Audit committee members (non-chairperson)	$15,000	$15,750
All other committee members	$10,000	$10,500

In addition, Mses. Taitz and Hormozi and Messrs. Borden and Ruisi each served as a director on the boards of one or more of our subsidiaries, for which they each received separate compensation.

Furthermore, Mr. Beilinson, Mr. Wrubel, Mr. Leach, Mr. McCall, Mr. Borden and Ms. Hormozi also served on special committees, for which they each received separate compensation. Mr. Beilinson served on three special committees, Messrs. Leach and Wrubel served on two special committees, and Messrs. Borden and McCall and Ms. Hormozi served on one special committee. The board of directors forms special committees from time to time to evaluate and provide recommendations to the board on potential significant transactions, including transactions involving Apollo that are outside the ordinary responsibilities of the conflicts committee. Due to the extensive demands on special committee members as a result of the conflicts involved and the complexity of the underlying transactions, the board has approved certain fixed fees to compensate special committee members for their additional service to the Company.
The table below indicates the elements and total value of cash compensation and of equity awards granted to each eligible director for services performed in 2019.
2019 Director Compensation Table

Name	Fees Earned or Paid in Cash(1)		Share Awards(2)	All Other Compensation(3)	Total	Total Excluding Special Committee Fees
Marc Beilinson	$745,902	(4)	$167,510	$	$913,412	$343,413
Robert Borden	302,559	(8)	150,002	5,000	457,561	307,560
Mitra Hormozi	278,308	(8)	150,002	25,000	453,310	303,309
Brian Leach	483,437	(6)	150,002		633,439	292,189
H. Carl McCall	359,721	(7)	150,002		509,723	280,973
Manfred Puffer	136,996		150,002		286,998	286,998
Lawrence J. Ruisi	162,746		150,002	25,000	337,748	337,748
Hope Taitz	153,025		150,002	30,000	333,027	333,027
Arthur Wrubel	562,187	(5)	150,002		712,189	292,189
Fehmi Zeko	132,278		150,002		282,280	282,280

(1)
This column reflects the retainer and fees earned in 2019 for service on the board of directors and committees, including any fees earned for physical attendance at special meetings held in the United Kingdom.

(2)
This column includes the grant date fair value of the restricted Class A common shares granted to eligible directors in 2019, calculated in accordance with FASB ASC Topic 718, which has been calculated by multiplying the number of restricted common shares by the closing share price on the date of grant. As of December 31, 2019, the number of outstanding unvested equity awards held by each director is as follows: 29,733; 29,187; 27,550; 27,580; 29,275; 29,451; 30,088; 27,580; 5,843 and 3,701 for Messrs. Beilinson, Borden, Leach, McCall, Puffer, Ruisi, Taitz, Wrubel and Zeko and Ms. Hormozi, respectively.

(3)	This column reflects fees earned in 2019 for serving as a director of a subsidiary/subsidiaries of the Company.

(4)	Includes $570,000 received for serving on three special board committees.

(5)	Includes $420,000 received for serving on two special board committees.

(6)	Includes $341,250 received for serving on two special board committees.

(7)	Includes $228,750 received for serving on a special board committee.

(8)	Includes $150,000 received for serving on a special board committee.
Director Stock Ownership Guidelines
We require all non-employee directors of the Company who are eligible to receive compensation for their service as a director of the Company to own Class A common shares with a value equal to three times the annual cash retainer amount for non-employee directors (excluding any retainer amount paid for service on a board committee or service as lead director). Covered directors have five years from the initial adoption of the stock ownership guidelines to satisfy our share ownership requirement. Any new covered directors will have five years from joining the board to satisfy our share ownership requirement. As of the Record Date, each non-employee director complies with the stock ownership requirements or is projected to be in compliance with the stock ownership requirements after the applicable five-year period.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The following is a description of certain relationships and transactions since January 1, 2019, for which the amount involved exceeds $120,000 and our directors, executive officers, or shareholders who are known to us to beneficially own more than five percent of our voting Class A common shares, including Apollo, have a direct or indirect material interest as well as certain other transactions.
Relationships and Related Party Transactions Involving Apollo or its Affiliates
We have a strategic relationship with Apollo. In addition to being our co-founder, Apollo assists us in identifying and capitalizing on acquisition opportunities that have been critical to our ability to significantly grow our business. Persons and entities related to Apollo Global Management, Inc. are significant owners of our common shares and control approximately 34% of the aggregate voting power of our equity securities, which may be subject to certain adjustments, as described in “IMPORTANT VOTING INFORMATION” above. James R. Belardi, our Chief Executive Officer and a member of our board of directors, is the Chief Executive Officer and a director of ISG, a subsidiary of Apollo that, together with Apollo, manages our investments. He receives remuneration from acting as Chief Executive Officer of ISG and owns a profits interest in ISG. Three of our other directors, Messrs. Lohr, Michelini, and Rowan, also serve as directors of ISG. Additionally, six of our directors, including Mr. Belardi, are employees of or consultants to Apollo or its affiliates. We expect our strategic relationship with Apollo to continue for the foreseeable future.
Mr. Belardi owns a 5% profits interest in ISG (the “Interest”). We expect that, subject to certain approvals, the Interest will be reset to reflect the increasing importance of sourcing differentiated assets to drive performance in today’s environment. Under these arrangements, Mr. Belardi will retain the Interest only during employment; and if Mr. Belardi remains employed with ISG through December 31, 2023, then following his employment termination, he will be eligible to receive a one-time payment equal to a multiple of the annual amount historically earned through the Interest.
The following table summarizes the amounts we have incurred, directly and indirectly, from Apollo and its affiliates:

(In millions)	Year ended December 31, 2019
Investment Management Agreements(1)(2)	$422.0
Apollo Fund Investments(3)	97.7
AmeriHome	12.2
Shared Services Agreement	8.9
Commercial Mortgage Loan Servicing Agreement	0.2
Out-of-Pocket Expenses	5.5

(1)	Excludes $3.5 million of sub-advisory fees paid to ISG for the benefit of third-party sub-advisors.
(2)
Excludes fees charged by Apollo to third-party cedants with respect to assets supporting obligations reinsured to us. Third-party cedants bear legal responsibility for payment of the investment management fees charged; however, we are the beneficiaries of the services performed and the fees ultimately reduce the settlement payments received from such third-party cedants. For the year ended December 31, 2019, such fees were $89 million.

(3)
Includes total management fees, carried interest (including unrealized but accrued carried interest fees) and other fees, including with respect to those investments we hold as equity method investments.

Investment Management Relationships
Substantially all of our invested assets are managed by Apollo pursuant to our investment management agreements (“IMAs”). Apollo provides a full array of asset and portfolio management services to us. Apollo has deep sector experience in the asset management industry and has overseen our investment portfolio since our founding. The Apollo investment platform provides us with access to Apollo’s investment expertise and fully-built infrastructure without the burden of incurring the development and maintenance costs of building an in-house investment asset manager with the capabilities of Apollo. As of December 31, 2019, Apollo managed approximately $127.6 billion of our assets.

As of December 31, 2019, Apollo’s investment professionals managed substantially all of the assets in accounts owned by us or in accounts supporting reinsurance ceded to our subsidiaries by third-party issuers (the “Accounts”) in a number of asset classes, including investment grade corporate credit, residential mortgage-backed securities (“RMBS”), high yield credit, commercial mortgage loans (“CMLs”), collateralized loan obligations (“CLOs”), commercial mortgage-backed securities (“CMBS”), and certain asset-backed securities (“ABS”). Having extensive knowledge of our corporate structure and business targets, Apollo often creates or sources unique investment opportunities, such as our investments in MidCap FinCo Limited (“MidCap”) and AmeriHome Mortgage Company, LLC (“AmeriHome”), described under “—MidCap” and “—AmeriHome” below.
We have historically relied on Apollo to efficiently reinvest large blocks of invested assets we have acquired. Apollo’s investment professionals have developed an intimate knowledge of our liability profile, which is long-dated and predominantly surrender charge protected. This knowledge serves as the foundation of our asset management strategy by enabling us to take advantage of our generally illiquid liability profile and identify asset opportunities with an emphasis on earning incremental yield by taking liquidity risk and complexity risk, rather than assuming solely credit risk. Through Apollo, we are able to source, value and invest in these high-quality assets to target and drive greater investment returns. Additionally, Apollo has tailored its service offering to our evolving needs. For example, Apollo is making significant investment in asset origination capabilities to provide higher yielding assets to our investment portfolio.
Current Fee Structure
During the second quarter of 2019, we entered into the Seventh Amended and Restated Fee Agreement, dated as of June 10, 2019, between us and ISG (the “Fee Agreement”). Under the Fee Agreement, effective retroactive to January 1, 2019, we pay Apollo:

(1)
a base management fee equal to the sum of (i) 0.225% per year of the lesser of (A) the aggregate market value of substantially all of the assets in substantially all of the investment accounts of or relating to us (collectively, the Accounts) on December 31, 2018 of $103.4 billion (the “Backbook Value”) and (B) the aggregate market value of substantially all of the assets in the Accounts at the end of the respective month, plus (ii) 0.15% per year of the amount, if any (the “Incremental Value”), by which the aggregate market value of substantially all of the assets in the Accounts at the end of the respective month exceeds the Backbook Value; plus

(2)
with respect to each asset in an Account, subject to certain exceptions, that is managed by Apollo and that belongs to a specified asset class tier (Core, Core Plus, Yield, and High Alpha), a sub-allocation fee as follows, which will, in the case of assets acquired after January 1, 2019, be subject to a cap of 10% of the applicable asset’s gross book yield:

(i)
0.065% of the market value of Core assets, which include public investment grade corporate bonds, municipal securities, agency RMBS or CMBS, and obligations of governmental agencies or government sponsored entities that are not expressly backed by the U.S. government;

(ii)
0.13% of the market value of Core Plus assets, which include private investment grade corporate bonds, fixed rate first lien CML, and certain obligations issued or assumed by financial institutions and determined by Apollo to be “Tier 2 Capital” under Basel III, a set of recommendations for international banking regulations developed by the Bank for International Settlements;

(iii)
0.375% of the market value of Yield assets, which include non-agency RMBS, investment grade CLO, CMBS and other ABS (other than RMBS and CLO), emerging market investments, below investment grade corporate bonds, subordinated debt obligations, hybrid securities or surplus notes issued or assumed by a financial institution, rated preferred equity, residential mortgage loans (RML), bank loans, investment grade infrastructure debt, and floating rate CMLs on slightly transitional or stabilized traditional real estate;

(iv)
0.70% of the market value of High Alpha assets, which include subordinated CML, below investment grade CLO, unrated preferred equity, debt obligations originated by MidCap, CMLs for redevelopment or construction loans or secured by non-traditional real estate, below investment grade infrastructure debt, certain loans originated directly by Apollo (other than MidCap loans), and agency mortgage derivatives; and

(v)	0.00% of the market value of cash and cash equivalents, U.S. treasuries, non-preferred equities and alternatives.

The following represents the assets managed by Apollo based on the above sub-allocation structure:

(In millions, except percentages)	December 31, 2019	Percent of Total
Core	$32,474	25.5%
Core Plus	30,155	23.6%
Yield	48,557	38.0%
High Alpha	5,062	4.0%
Other(1)	11,302	8.9%
Total sub-allocation assets	$127,550	100.0%

(1) Other includes assets within sub-allocation category (v) (which includes Apollo Fund Investments discussed below) and assets that do not fall within any of the sub-allocation categories described above. Assets that do not fall within the sub-allocation categories above are termed “Special Assets” and are subject to the base management fee and separately negotiated sub-allocation fees.

Additionally, the Fee Agreement provides for a possible payment by Apollo to us, or a possible payment by us to Apollo, equal to 0.025% of the Incremental Value as of the end of each year, beginning on December 31, 2019, depending upon the percentage of our investments that consist of Core and Core Plus assets. If more than 60% of our invested assets that are subject to the sub-allocation fees are invested in Core and Core Plus assets, we will receive a 0.025% fee reduction on the Incremental Value. If less than 50% of our invested assets that are subject to the sub-allocation fee are invested in Core and Core Plus assets, we will pay an additional fee of 0.025% on Incremental Value. Under the Fee Agreement fees payable to Apollo for sub-advisory services are encompassed within the current fee structure and we no longer separately pay sub-advisory fees to Apollo. However, in certain instances, Apollo earns an incentive fee in its capacity as sub-advisor of our invested assets.
Affiliates of Apollo also earn additional fees paid by funds or other collective investment vehicles in which we are invested for management and other services provided by such affiliates of Apollo to such funds and investment vehicles.
We believe that our relationship with Apollo has contributed to and will continue to contribute to our strong financial performance. For the year ended December 31, 2019, we generated net investment income of $4.5 billion. Net of the aforementioned fees, we achieved a consolidated net investment earned rate of 4.48% for the year ended December 31, 2019.
Termination of Investment Management or Advisory Agreements with Apollo
The investment management or advisory agreements between us and the applicable Apollo subsidiary have no stated term and may be terminated by either the applicable Apollo subsidiary, the Company or our relevant Company subsidiary, as applicable, upon notice at any time. However, the Bye-laws currently provide that we may not, and will cause our subsidiaries not to, terminate any IMA among us or any of our subsidiaries, on the one hand, and the applicable Apollo subsidiary, on the other hand, other than on June 4, 2023 or any two year anniversary of such date (each such date, an “IMA Termination Election Date”) and any termination on an IMA Termination Election Date requires (i) the approval of two-thirds of our Independent Directors (as defined below) and (ii) prior written notice to the applicable Apollo subsidiary of such termination at least 30 days, but not more than 90 days, prior to an IMA Termination Election Date. If our Independent Directors make such election to terminate and notice of such termination is delivered, the termination will be effective no earlier than the second anniversary of the applicable IMA Termination Election Date (the “IMA Termination Effective Date”). Notwithstanding the foregoing, (A) except as set forth in clause (B) below, our board of directors may only elect to terminate an IMA on an IMA Termination Election Date if two-thirds of our Independent Directors determine, in their sole discretion and acting in good faith, that either (i) there has been unsatisfactory long-term performance materially detrimental to us by the applicable Apollo subsidiary or (ii) the fees being charged by the applicable Apollo subsidiary are unfair and excessive compared to a comparable asset manager (provided, that in either case such Independent Directors must deliver notice of any such determination to the applicable Apollo subsidiary and the applicable Apollo subsidiary will have until the applicable IMA Termination Effective Date to address such concerns, and provided, further, that in the case of such a determination that the fees being charged by the applicable Apollo subsidiary are unfair and excessive, the applicable Apollo subsidiary has the right to lower its fees to match the fees of such comparable asset manager) and (B) upon the determination by two-thirds of our Independent Directors, we or our subsidiaries may also terminate an IMA with the applicable Apollo subsidiary, on a date other than an IMA Termination Effective Date, as a result of either (i) a material violation of law relating to the applicable Apollo subsidiary’s advisory business, or (ii) the applicable Apollo subsidiary’s gross negligence, willful misconduct or reckless disregard of its obligations under the relevant agreement, in each case of this clause (B), that is materially detrimental to us, and in either case of this clause (B), subject to the delivery of written notice at least 30 days prior to such termination; provided, that in connection with an even described in clause (B)(i) or (B)(ii), the applicable Apollo subsidiary shall have the right to dispute such determination of the Independent Directors within 30 days after receiving notice from us of such determination, in which case the matter will be submitted to binding arbitration and such IMA shall continue to remain in effect during the period of the arbitration (the events described in the foregoing clauses (A) and (B) are referred to in more detail in the Bye-laws as “AHL Cause”). For purposes of these provisions of the Bye-laws, an “Independent Director” cannot be (x) an officer or employee of ours or any of our subsidiaries or (y) an officer or employee of (1) any member of the Apollo Group described in clauses (i) through (iv) of the definition of “Apollo Group” as set forth in the Bye-laws or (2) AGM or any of its subsidiaries (excluding any subsidiary that constitutes any portfolio company (or investment) of (A) an investment fund or other investment vehicle whose general partner, managing member or similar governing person is owned, directly or indirectly, by AGM or by one or more of its subsidiaries or (B) a managed account agreement (or similar arrangement) whereby AGM or one or more of its subsidiaries serves as general partner, managing member or in a similar governing position). The limitations on our ability to terminate the IMAs with the applicable Apollo subsidiary could have a material adverse effect on our financial condition and results of operations.
Our organizational documents give our Independent Directors complete discretion, while acting in good faith, as to whether to determine if an AHL Cause event has occurred with respect to any IMA with the applicable Apollo subsidiary, and therefore our Independent Directors are under no obligation to make, and accordingly may exercise their discretion never to make, such a determination.
The boards of directors of the Company’s subsidiaries may terminate an IMA with the applicable Apollo subsidiary relating to the applicable Company subsidiary if such subsidiary’s board of directors determines that such termination is required in the exercise of its fiduciary duties. If our subsidiaries do elect to terminate any such agreement, other than as provided above, we may be in breach of the Bye-laws, which could subject us to regulatory scrutiny, expose us to shareholder lawsuits and could have a negative effect on our financial condition and results of operations.
Apollo Fund Investments
Apollo invests certain of our assets in investment funds or other collective investment vehicles whose general partner, managing member, investment manager or collateral manager is owned, directly or indirectly, by Apollo or by one or more of Apollo’s subsidiaries (“Apollo Fund Investments”). Apollo Fund Investments comprised 78.8% of our alternative investment portfolio as of December 31, 2019. Apollo’s alternative investment strategy is inherently opportunistic and subject to concentration limits on specific risks. We opportunistically allocate 5-10% of the assets in the Accounts to alternative investments. Individual alternative investments are selected based on the investment’s risk-reward profile, incremental effect on diversification and potential for attractive returns due to sector and/or market dislocations. We have a strong preference for alternative investments that have some or all of the following characteristics, among others: (i) investments that constitute a direct investment or an investment in a fund with a high degree of co-investment; (ii) investments with credit- or debt-like characteristics (for example, a stipulated maturity and par value), or alternatively, investments with reduced volatility when compared to pure equity; or (iii) investments that we believe have less downside risk. As of December 31, 2019, 3.7% of our assets in the Accounts were invested in Apollo Fund Investments. Fees related to such invested assets varied from 0% per annum to 2% per annum with respect to management fees and 0% to 20% of profits for carried interest, subject in many cases to preferred return hurdles.
Our Apollo Fund Investments consisted of the following:

	December 31, 2019
(In millions, except percentages)	Invested Asset Value	Percent of Total
Differentiated investments
AmeriHome	$595	14%
MidCap	547	12%
Catalina Holdings Ltd. (Catalina)	271	6%
Athora Holding Ltd. (Athora)	140	3%
Venerable Holdings, Inc. (Venerable)	99	2%
Other	208	5%
Total differentiated investments	1,860	42%
Real estate	1,089	25%
Credit funds	680	15%
Private equity	131	3%
Real assets	252	6%
Natural resources	271	6%
Public equities	119	3%
Total Apollo fund investments	$4,402	100%

As of December 31, 2019, 17.3% of our total investments, including related parties and consolidated VIEs, are comprised of securities, including investment funds, in which Apollo, or an Apollo affiliate, has significant influence or control over the issuer of a security or the sponsor of the investment fund. The following table summarizes our cash flow activity related to these investments for the period presented below:

(In millions)	Year ended December 31, 2019
Sales, maturities, and repayments	$749
Purchases	(4,469)
For additional information regarding these investments, refer to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019 (our “2019 Annual Report”).
Certain members of our board of directors and certain of our executive officers may directly receive carried interest or may receive a portion of the carried interest that Apollo receives from fund investments in which we are invested. Certain directors may invest in fund investments in which we have invested. Additionally, Mr. Belardi also has interests in certain of these fund investments. Certain officers from time to time may invest in Apollo funds or co-investments.
AmeriHome
We hold a significant investment in AmeriHome, a mortgage lender and mortgage servicer, through our investment in A-A Mortgage Opportunities, L.P (“A-A Mortgage”), an investment fund managed by Apollo. AmeriHome originates assets that we may acquire that are consistent with our investment strategy. See Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Consolidated Investment Portfolio in our 2019 Annual Report. Through December 31, 2019, we made equity investments of $349 million in A-A Mortgage. We have 71% of the economic interests in A-A Mortgage, A-A Mortgage owns 100% of the equity interests in Aris Mortgage Holding Company LLC (“Aris Holdco”) (not including profits interests in Aris Holdco held by AmeriHome management), and Aris Holdco owns 100% of the equity interests in AmeriHome. In addition, two of our executive officers, James R. Belardi (also a director) and Martin P. Klein, as well as one of our other directors, Marc Rowan, currently serve on the board of Aris Holdco. In connection with our equity investment in A-A Mortgage, we agreed that Aris Holdco will pay Apollo a management fee equal to 1.5% of Aris Holdco’s consolidated equity, in addition to the 10% carried interest that Apollo receives subject to an 8% hurdle. This management fee is paid in respect of certain management and oversight services provided by Apollo to A-A Mortgage and its subsidiaries. In connection with transaction advice that may be rendered by Apollo Global Securities, LLC (“AGS”) relating to certain strategic transactions that may be entered into by Aris Holdco and/or its subsidiaries, Aris Holdco has agreed, subject to certain limitations, to pay AGS transaction fees equal to 1% of the aggregate consideration in such transactions for which AGS provides advice. Certain other investors in A-A Mortgage, including an Apollo-affiliated fund, as a condition to their commitments to invest in A-A Mortgage, required that the amounts paid by Aris Holdco to Apollo in respect of the management fee and amounts paid to AGS in respect of transaction fees would be rebated to such investors.
Gross management fees incurred by Aris Holdco for services rendered by Apollo for the year ended December 31, 2019, totaling $1.5 million, were rebated to other investors in A-A Mortgage. Apollo also recognized $9.0 million in unrealized incentive income for the year ended December 31, 2019.
In 2015, we entered into loan purchase and servicing agreements with AmeriHome. The agreements allow us to purchase certain RMLs which AmeriHome has originated or purchased from correspondent sellers and pooled for sale in the secondary market. AmeriHome retains the servicing rights to the sold loans and generally charges a fee of 25 basis points on the loans serviced. For the year ended December 31, 2019, we purchased $411 million of RMLs under this agreement. Additionally, we purchased ABS securities issued by AmeriHome affiliates in the amount of $50 million during the year ended December 31, 2019 (includes purchases made by third-party cedents with respect to assets backing obligations reinsured to us).
We also have commitments to make additional equity investments in A-A Mortgage of $254 million as of December 31, 2019 (includes commitments of $85 million made by third-party cedents with respect to assets backing obligations reinsured to us).

MidCap
We hold a significant investment in MidCap through AAA Investments (Co-Invest VII), L.P. (“CoInvest VII”), a consolidated investment fund managed by an affiliate of Apollo. In addition, one of our directors, Hope Taitz, currently serves on the board of MidCap. When we originally invested in MidCap Financial Holdings, LLC (“MidCap Financial”) in November 2013, MidCap Financial was a specialty finance company which primarily originated lending opportunities in the healthcare sector. With the assistance of Apollo, MidCap Financial entered new lending markets, raised substantial equity capital and restructured as MidCap in January 2015. MidCap represents a unique investment in an origination platform made available to us through our relationship with Apollo and, from time to time, provides us with access to assets for our investment portfolio. As of December 31, 2019, CoInvest VII owned 25% of the outstanding economic interests of MidCap valued at $547 million.
Additionally, we have made loans directly to MidCap Financial to which subsidiaries of MidCap succeeded as borrower. In connection with the acquisition of MidCap Financial by CoInvest VII in 2013, we entered into a subordinated debt facility with MidCap Financial with a principal amount of $245 million and a maturity date of July 2018. In connection with the restructuring of MidCap Financial into MidCap in January 2015, subsidiaries of MidCap Holdings succeeded as borrower under the subordinated debt facility, and the maturity date of the facility was extended to January 2022. In January 2016, the subordinated debt facility was amended and restated in connection with new loans made by third-party lenders. The loans under the amended and restated facility mature in January 2026 and earn interest at a rate of 9.0% per annum. During the fourth quarter of 2019, we loaned an additional $100 million to MidCap under the debt facility. For the year ended December 31, 2019, we earned income of $23 million in connection with the subordinated debt financing. The principal balance under the financing was $345 million as of December 31, 2019.
From time to time, MidCap may originate or source loans that we purchase directly. Additionally, during the year ended December 31, 2019, we purchased $499 million in ABS and CLO securities issued by MidCap affiliates (includes purchases made by third-party cedents with respect to assets backing obligations reinsured to us). As is customary practice for loan originators, MidCap may retain a percentage of the origination fees on the loans we purchase that are paid by the borrowers and may also act as agent for the lenders under the related loan agreements.
Athora Holding Ltd.
On April 14, 2017, in connection with a private offering, Athora Holding Ltd. (“Athora”) entered into subscription agreements with us, certain affiliates of AGM and a number of other third-party investors pursuant to which Athora secured commitments from such parties to purchase new common shares in Athora (the “Athora Offering”).
On November 28, 2017, the Athora board of directors approved resolutions authorizing the closing of the Athora Offering (the “Closing”) to occur on January 1, 2018 and approving a capital call from all of the Athora investors, excluding us. In connection with the Closing and the issuance of shares in respect of the capital call, each of which occurred on January 1, 2018, our equity interest in the Athora Group was exchanged for 9,000,000 common shares of Athora equity securities. As a result, our interest in Athora was reduced below 50% of the economic and voting interests in the Athora Group, such that we now hold the Athora Group as an investment rather than as consolidated subsidiaries. Prior to the Closing and issuance of shares in respect of the capital call, Athora was our wholly-owned subsidiary. Immediately after the Closing and issuance of shares in respect of the capital call, we held 10% of the aggregate voting power of and less than 50% of the economic interest in Athora’s equity securities. We currently hold 10% of the aggregate voting power of and approximately 16% of the economic interest in Athora’s equity securities.
In connection with the Closing, we entered into a Cooperation Agreement (the “Cooperation Agreement”), dated January 1, 2018, between us and Athora. Pursuant to the Cooperation Agreement, among other things, (1) for a period of 30 days from the receipt of notice of a cession, we have the right of first refusal to reinsure (i) up to 50% of the liabilities ceded from Athora’s reinsurance subsidiaries to Athora Life Re Ltd. and (ii) up to 20% of the liabilities ceded from a third party to any of Athora’s insurance subsidiaries, subject to a limitation in the aggregate of 20% of Athora’s liabilities, (2) Athora agreed to cause its insurance subsidiaries to consider the purchase of certain funding agreements and/or other spread instruments issued by our insurance subsidiaries, subject to a limitation that the fair market value of such funding agreements purchased by any of Athora’s insurance subsidiaries may generally not exceed 3% of the fair market value of such subsidiary’s total assets, (3) we provide Athora with a right of first refusal to pursue acquisition and reinsurance transactions in Europe (other than the United Kingdom) and (4) Athora provides us and our subsidiaries with a right of first refusal to pursue acquisition and reinsurance transactions in North America and the United Kingdom. Notwithstanding the foregoing, pursuant to the Cooperation Agreement, Athora is only required to use its reasonable best efforts to cause its subsidiaries to adhere to the provisions set forth in the Cooperation Agreement and therefore Athora’s ability to cause its subsidiaries to act pursuant to the Cooperation Agreement may be limited by, among other things, legal prohibitions or the inability to obtain the approval of the board of directors or other applicable governing body of the applicable subsidiary, which approval is solely at the discretion of such governing body. As of December 31, 2019, we have not exercised our right of first refusal to reinsure liabilities ceded to Athora’s insurance or reinsurance subsidiaries.

As of December 31, 2019, we had outstanding funding agreements in the aggregate principal amount of $146 million that had been issued to Athora prior to the Closing. During the year ended December 31, 2019, we made equity investments in Athora of $20 million. We also have commitments to make additional equity investments in Athora of $454 million as of December 31, 2019.
During the fourth quarter of 2018, we entered into a coinsurance agreement with Athora Lebensversicherung AG (“ALV”), a subsidiary of Athora, to reinsure endowment contracts and annuities. We then retroceded these endowment contracts and annuities through a modco agreement to Athora Life Re Ltd. (“ARE”). We earned a commission of $1 million during the year ended December 31, 2019 on the retrocession to ARE. In connection with this reinsurance transaction, we entered into an asset management agreement, between ALRe and Apollo Asset Management Europe LLP (“AAME”), pursuant to which AAME managed certain ALRe assets that are backing the block ceded to us by ALV. AAME earned a management fee of 0.175% per annum on such assets other than sovereign debt and cash or cash equivalents and 0.10% per annum on such assets constituting sovereign debt or cash or cash equivalents. During the fourth quarter of 2019, we novated the reinsurance agreement for the ALV endowment contracts and annuities to ARE, which resulted in a decrease of $663 million of liabilities and related assets.
Two of our executive officers, William J. Wheeler and Martin P. Klein, as well as two of our directors, Marc Rowan and Gernot Lohr, currently serve on the board of Athora. One of our executive officers, Mr. Wheeler, and certain of our directors are indirect investors in Athora.
AA Infrastructure
We have an investment in preferred shares of AA Infrastructure Fund 1 LLC (“AA Infrastructure”), which is a fund managed by ISG. During the year ended December 31, 2019, we purchased $383 million of preferred shares (includes purchases made by third-party cedents with respect to assets backing obligations reinsured to us). During the fourth quarter of 2019, AA Infrastructure issued $356 million of ABS as a non-cash return of capital on the preferred shares. An additional cash return of capital of $55 million was also distributed to us. The remaining AA Infrastructure investments held by us as of December 31, 2019 consisted of $267 million of ABS and $58 million of preferred shares. Additionally, as of December 31, 2019, we had commitments to make additional investments in AA Infrastructure of $42 million.
Third Party Sub-Advisory Agreements
In the limited instances in which Apollo desires to invest in asset classes for which it does not possess the investment expertise or sourcing abilities required to manage the assets, or in instances in which Apollo makes the determination that it is more effective or efficient to do so, Apollo mandates third-party sub-advisors to invest in such asset classes, and we reimburse Apollo for fees paid to such sub-advisors. For the year ended December 31, 2019, we reimbursed $3.5 million of sub-advisory fees to Apollo for the benefit of third-party sub-advisors.
Reinsurance of Voya Financial, Inc. and Investment in VA Capital Company LLC and Debt Financing to Venerable Holdings, Inc.
In December 2017 a consortium of investors, led by affiliates of Apollo, and certain other investors including the Company, agreed to purchase Voya Insurance and Annuity Company (“VIAC”), including its closed block variable annuity segment, and create a newly formed standalone entity, Venerable Holdings, Inc. (“Venerable”), to be the holding company of VIAC. On June 1, 2018, we entered into reinsurance agreements with VIAC and ReliaStar Life Insurance Company (“RLI”), pursuant to which we reinsured a block of fixed and fixed indexed annuity liabilities from VIAC and RLI (the “FA Business Reinsurance Agreements”). The aggregate reserves of VIAC and RLI that are subject to the FA Business Reinsurance Agreements as of June 1, 2018 were approximately $19 billion. As consideration for the transactions contemplated by the FA Business Reinsurance Agreements, we paid to VIAC and RLI an aggregate ceding commission of approximately $396 million. All of the business ceded by VIAC to ALRe was recaptured by VIAC as of December 31, 2019. Immediately following such recapture, VIAC ceded to Athene Annuity Re Ltd. (“AARe”) all of the recaptured business previously reinsured by ALRe. VIAC was acquired by Venerable on June 1, 2018. We have a minority equity investment in VA Capital Company LLC (“VA Capital”), the parent of Venerable, which was $99 million as of December 31, 2019. Additionally, as of December 31, 2019, we had a $148 million, 15-year term loan receivable from Venerable, which is held at amortized cost. While management views the overall transactions with VIAC and Venerable as favorable to us, the stated interest rate of 6.257% on the term loan to Venerable represents a below-market interest rate, and management considered such rate as part of its evaluation and pricing of the Voya reinsurance transactions.

Certain of our directors and executive officers are co-investors with us in our minority equity investment in VA Capital and the term loan to Venerable made in connection with the Voya reinsurance transactions. Subsequent to the approval of the transaction, certain of our directors and executive officers were offered the opportunity to co-invest with us in debt issued by Venerable and equity issued by VA Capital. Specifically, Messrs. Belardi, Wheeler and Michelini each purchased a portion of the investment in equity in which we had invested through co-invest vehicles and a portion of the debt in which we had invested, in each case, directly from us. Mr. Belardi purchased $1,000,000 of equity and $1,000,000 of debt, Mr. Wheeler purchased $1,000,000 of equity and $1,000,000 of debt and Mr. Michelini purchased $250,000 of equity and $250,000 of debt. In each case, these directors and executive officers purchased the securities on the same terms and conditions, including price, as we did. We did not receive any separate fee or consideration from such transactions. Messrs. Wheeler and Michelini also serve on the board of directors of VA Capital.
Strategic Partnership
On October 24, 2018, we entered into an agreement pursuant to which we may invest up to $2.5 billion over three years in funds managed by Apollo entities (the “Strategic Partnership”). This arrangement is intended to permit us to invest across the Apollo alternatives platform into credit-oriented, strategic and other alternative investments in a manner and size that is consistent with our existing investment strategy. Fees for such investments payable by us to Apollo are designed to be more favorable to us than market rates, and consistent with our existing alternative investments, investments made under the Strategic Partnership remain subject to our existing governance processes, including approval by our conflicts committee, where applicable. During the year ended December 31, 2019, we invested $81 million under the Strategic Partnership.

PK AirFinance
During the fourth quarter of 2019, we and Apollo purchased PK AirFinance (“PK”), an aviation lending business, including PK’s in force loan portfolio (the “Aviation Loans”), from the Aviation Services Unit of GE Capital (“GE”). The Aviation Loans are generally fully secured by aircraft leases and aircraft. In connection with such transaction, Apollo acquired the PK loan origination platform, including personnel and systems, for $30 million, pursuant to certain agreements entered into between us, Apollo, and certain entities managed by Apollo (collectively, the “PK Transaction Agreements”). The existing Aviation Loans were acquired and securitized by a newly formed SPV for which Apollo acts as ABS manager (the “ABS-SPV”). The ABS-SPV issued tranches of senior notes (the “Senior Notes”) and subordinated notes (the “Subordinated Notes”), which are secured by the Aviation Loans. In connection with the acquisition of the existing Aviation Loans by the ABS-SPV, (i) a tranche of senior notes was acquired by third-party investors and (ii) we purchased mezzanine tranches of the Senior Notes and the Subordinated Notes.
In addition to the investment in the Senior Notes and Subordinated Notes, we also have a right to acquire, whether directly, through the ABS-SPV or through a similar vehicle, all Aviation Loans originated by PK (the “Forward Flow Loans”). All servicing and administrative costs and expenses of Apollo (determined at cost, without mark-up) that are incurred in connection with the sourcing, origination, servicing and maintaining the Forward Flow Loans, net of any service fees and servicing and administrative cost and expense reimbursement amounts received directly from the ABS-SPV or other entities investing in the Forward Flow Loans will be allocated to, and reimbursed by the ABS-SPV or us, as applicable, subject to an agreed-upon annual cap.
In addition to the payment of the expenses described in the preceding paragraph and the base management fee paid to Apollo on all assets managed by Apollo, the investees in the ABS-SPV including us have paid or expect to pay the following fees to Apollo or certain service providers that are affiliates of, or are companies managed by, Apollo in connection with the PK Transaction Agreements:

(A)
To Apollo, sub-allocation fees on the Senior Notes based on the sub-allocation rates applicable to Yield Assets and sub-allocation fees on the Subordinated Notes based on the sub-allocation rates applicable to High Alpha Assets. See-Investment Management Relationships-Current Fee Structure.

(B)
To Redding Ridge Asset Management LLC, a company in which certain funds managed by Apollo have an interest, as consideration for assistance with the structuring, monitoring, support and maintenance of the securitization transactions, a one-time structuring fee of $1.6 million, as well as ongoing support fees equal to 1.5 bps on the total capitalization amount and certain other fees, which may become due upon the occurrence of certain events; and

(C)
To Merx Aviation Servicing Limited, a company externally managed by Apollo Investment Management, L.P., an affiliate of Apollo, with respect to certain diligence, technical support and enforcement, remarketing and restructuring services with respect to the existing Aviation Loans and the Forward Flow Loans, a one-time servicing fee of $1 million, as well as certain special situations fees, which may become due upon the occurrence of certain events.

ACRA
ACRA was initially formed as a wholly owned subsidiary of ALRe with the objective of raising third-party capital for the purpose of pursuing inorganic transactions, PRT transactions and certain flow reinsurance transactions (collectively, “Qualifying Transactions”). On September 11, 2019, ALRe entered into a framework agreement (the “Framework Agreement”) with ACRA, in connection with which ACRA received capital commitments from ALRe and certain funds managed by AGM referred to collectively as the Apollo/Athene Dedicated Investment Program (“ADIP”).
On October 1, 2019, ALRe sold 67% of its economic interests in ACRA to ADIP for $575 million. The shares held by ADIP are non-voting. The shares held by ALRe represent 100% of the voting power and, as of October 1, 2019, 33% of the economic interests in ACRA. In connection with the sale of ACRA economic interests to ADIP, ALRe entered into a shareholders agreement (the “ALRe Shareholders Agreement”) with ACRA and ADIP. The terms of the Framework Agreement and the ALRe Shareholders Agreement were approved by the disinterested directors of our board of directors, acting under authority granted by our board of directors.
To ensure that ACRA continues to qualify for certain benefits under the income tax treaty between the U.S. and the U.K. (the “U.K. Treaty”), the ALRe Shareholders Agreement includes a mechanism to adjust the economic ownership interests of ACRA. On April 1, 2020, ALRe purchased 14,000 newly issued ACRA shares (“True-up Shares”) for $65.6 million, which resulted in ALRe holding 36.55% of the economic interests in ACRA. The remaining 63.45% of the economic interests in ACRA are held by ADIP. If it is subsequently determined that ALRe’s ownership percentage may be reduced from its current ownership percentage to a percentage not less than 33% without causing ACRA to fail to qualify for U.K. Treaty benefits, then ACRA may redeem all or a portion of the True-up Shares. It is possible that (i) one or more additional purchases may be necessary during the 2020 calendar year, and (ii) one or more such redemptions may be subsequently effected.
During a commitment period ranging from approximately three to five years, ACRA has the right to participate in substantially all Qualifying Transactions. ALRe may also offer ACRA the right to participate in flow reinsurance transactions with existing third-party counterparties and reinsurance transactions involving new funding agreements from time to time, subject to certain conditions. ACRA’s election to participate in Qualifying Transactions is determined by ACRA’s Transaction Committee, which is a committee of the board of directors of ACRA comprised of our representatives and those of AGM. If ACRA elects not to participate in a Qualifying Transaction, we will have the right to pursue such Qualifying Transaction without ACRA. ACRA’s right to participate in Qualifying Transactions is subject to capital requirements and other terms and conditions.
In connection with each Qualifying Transaction in which ACRA elects to participate (each, a “Participating Transaction”), ACRA will generally pay ALRe a fee (the “Wrap Fee”) on the reserves of the assumed or acquired business. The Wrap Fee is expected to be approximately 15 bps per year, based on a scale which increases from 10 basis points as the portion of the reserves economically attributed to ADIP increases.
In general, (a) on or about the 10th anniversary of the effective date of any Participating Transaction (other than a flow reinsurance transaction) or (b) on or about the 10th anniversary of the date on which reinsurance is terminated as to new business under any Participating Transaction that is a flow reinsurance transaction (which would occur no later than the end of the commitment period), ALRe or its applicable affiliate has the right (the “Commutation Right”) to terminate ACRA’s participation in such Participating Transaction based on a book value pricing mechanism and subject to ADIP’s ability to reject the commutation if a minimum return with respect to such Participating Transaction is not achieved. If ALRe does not exercise the Commutation Right with respect to a Participating Transaction, then ACRA’s obligation to pay the Wrap Fee in connection with such Participating Transaction will terminate, and, subject to certain exceptions (and the applicable terms and conditions of the Framework Agreement and related transaction documents), ALRe will be required to pay ACRA a fee calculated in the same manner as the Wrap Fee. In addition, if ACRA fails to satisfy minimum aggregate capital requirements, ALRe has the right to recapture or assign to another of our subsidiaries a portion of the business retroceded to ACRA (and/or any of its insurance or reinsurance subsidiaries) to the extent necessary to cure such failure.
As of December 31, 2019, ALRe and Athene Life Re International Ltd. had retroceded to ACRA 100% of approximately $9.8 billion of reserve liabilities. In connection with future Participating Transactions, ACRA will draw from ADIP and from ALRe their respective share of the amount of capital necessary to consummate such Participating Transactions. The terms of any Participating Transaction may vary from the terms described above upon mutual agreement of us and the ACRA Transaction Committee.
ACRA’s board of directors currently consists of ten directors, but may be comprised of up to eleven directors (the “ACRA Board”). ALRe is permitted to nominate seven directors to serve on the ACRA Board: (i) one is the Chairman, (ii) one is a representative of AGM, (iii) one is our representative, (iv) two are representatives of Apollo or us and (v) two are independent directors. ADIP and its investors are permitted to nominate up to four directors to serve on the ACRA Board, at least three of which must be independent directors.
As of December 31, 2019, ADIP had raised approximately $3.2 billion in capital commitments, of which $2.6 billion remained uncalled and was available to deploy into Qualifying Transactions. In addition, ACRA pays a monthly fee to Apollo for asset management services in an amount equal to the marginal base investment management fees and sub-allocation fees we pay to Apollo pursuant to the Fee Agreement. See “-Investment Management Relationships-Current Fee Structure” for further discussion regarding the Fee Agreement.
Apollo Share Exchange and Related Transactions
On October 27, 2019, we entered into a Transaction Agreement with AGM and certain of its affiliates (the “Transaction Agreement”) under which affiliates of AGM agreed to make a significant investment in us. Pursuant to the Transaction Agreement, we agreed to (i) make certain amendments to the Twelfth Amended and Restated Bye-laws of the Company (such amended bye-laws, the “Thirteenth Amended and Restated Bye-laws”), which, among other items, would result in the elimination of the Company’s multi-class share structure (the “Multi-Class Share Elimination”), (ii) issue 35,534,942 new Class A common shares that we would transfer to certain affiliates of AGM which comprise the Apollo Operating Group (collectively, the “AOG”) in exchange for (A) 29,154,519 equity interests of the AOG and (B) $350 million in cash (the “Share Issuance”) and (iii) grant AGM the right to purchase additional Class A common shares from the Closing Date (as defined hereafter) until 180 days thereafter to the extent the issued and outstanding Class A common shares beneficially owned by Apollo and certain of its related parties and employees (inclusive of Class A common shares over which any such persons have a valid proxy) do not equal at least 35% of the issued and outstanding Class A common shares, on a fully diluted basis. In connection with the Multi-Class Share Elimination, (i) all of our Class B common shares would be converted into an equal number of Class A common shares on a one-for-one basis and (ii) all of our Class M common shares would be converted into a combination of Class A Common Shares and warrants to purchase Class A Common Shares.
On February 12, 2020, the shareholders of the Company approved, among other proposals, the Multi-Class Share Elimination, the Thirteenth Amended and Restated Bye-laws and the Share Issuance at a special general meeting of the shareholders of the Company (the “SGM”). On February 28, 2020 (the “Closing Date”), we consummated the Share Issuance and the Multi-Class Share Elimination.
Concurrently with the entry into the Transaction Agreement, Apollo Management Holdings, L.P. (“AMH”), James Belardi, our Chief Executive Officer, and William Wheeler, our President (each an “Other Shareholder”), entered into a Voting Agreement (the “Voting Agreement”), pursuant to which each Other Shareholder irrevocably appointed AMH as its proxy and attorney-in-fact (the “Voting Proxy”) to vote all of such Other Shareholder’s Class A common shares at any meeting of our shareholders occurring following the Closing Date and in connection with any written consent of our shareholders following the Closing Date. The Voting Proxy will be of no force and effect if Apollo and certain affiliates thereof cease to hold at least 7.5% of our Class A common shares. In addition, Messrs. Belardi and Wheeler each entered into a letter agreement with us, pursuant to which they agreed to vote their Class M common shares in favor of the proposals on which holders of our Class M common shares were entitled to vote at the SGM (including the proposal to approve the amendments to our bye-laws that eliminated the Class M common shares).
On the Closing Date, we also entered into the following agreements:

•
A shareholders agreement, dated as of the Closing Date (the “Shareholders Agreement”), with the entities comprising the AOG that hold the Class A common shares (the “Apollo Shareholders”), that, among other things, (i) granted the the Apollo Shareholders certain nomination rights to the Company’s board of directors, (ii) subjected the Class A common shares held by the Apollo Shareholders to a lockup period and certain other transfer restrictions and (iii) granted to AMH, or its designated replacement a right to purchase up to that number of Class A common shares that would increase by 5 percentage points the percentage of the issued and outstanding Class A common shares beneficially owned by the AOG and certain affiliates, employees and consultants of AGM (inclusive of Class A common shares over which any such persons have a valid proxy), calculated on a fully diluted basis (the “Facility Right”), in each case, on the terms and subject to the conditions set forth therein. The Shareholders Agreement also sets forth certain information and inspection rights in favor of, and imposes certain confidentiality obligations on, the Apollo Shareholders.

•
A registration rights agreement, dated as of the Closing Date, providing for, among other things, demand, piggyback and shelf registration rights with respect to the Class A common shares held by AGM and its affiliates, in each case, on the terms and subject to the conditions set forth therein.

•
A liquidity agreement, dated as of the Closing Date, with AGM (the “Liquidity Agreement”), pursuant to which, once each quarter, we are entitled to request to sell a number of AOG units representing at least $50 million in exchange for payment of cash proceeds as set forth in the Liquidity Agreement. The Company’s liquidity rights are subject to certain limitations and obligations, including that the Company has to request liquidity for AOG units with a value of at least $50 million, and has to set the minimum sale price for such AOG units at not less than 90% of the volume-weighted average price of the AGM Class A common shares for the 10 consecutive business days prior to the day the Company submits a notice for sale of AOG units. The Liquidity Agreement also provides that the Company is prohibited from transferring its AOG units other than to an affiliate or pursuant to the options set forth therein.

Shared Service Agreements
We have entered into shared services agreements with ISG. Under these agreements, we and ISG make available to each other certain personnel and services. Expenses for such services are based on the amount of time spent on the affairs of the other party in addition to actual expenses incurred and cost reimbursements. These shared services agreements can be terminated for any reason upon thirty days’ notice. The shared services agreements can also be terminated immediately with respect to a specific party in the event of the insolvency by another party to the agreements, among other things.
Registration Rights Agreement
On April 4, 2014, we entered into a Registration Rights Agreement (as amended by amendments No. 1 and No. 2 thereto, dated October 6, 2015 and November 22, 2016, respectively, the “AHL Registration Rights Agreement”) with our shareholders, including each shareholder that, as of April 4, 2014, beneficially owned more than five percent of a voting class of our common shares. The AHL Registration Rights Agreement, subject to the restrictions and limitations contained therein, sets forth the conditions under which our shareholders may demand or otherwise require us to register shares held by them and the conditions under which we may require certain shareholders to register shares held by them, in each case such registration to be effected pursuant to the Securities Act of 1933. Pursuant to the AHL Registration Rights Agreement: (i) subject to certain holding restrictions, certain holders of five percent or greater of our common shares may request and thereby require us to use our reasonable best efforts to effect registration under the Securities Act of 1933; and (ii) upon registration by us of any of our authorized but unissued Class A common shares or upon registration by us of any Other Shares (as defined in the AHL Registration Rights Agreement), in each case, other than registration on Form S-4 or Form S-8, holders of Registrable Shares (as defined in the AHL Registration Rights Agreement) may require us to include in such registration some or all of their Registrable Shares on the same terms and conditions as the securities otherwise being sold in such registration, subject to certain limitations and holding restrictions.
Investment Portfolio Trades with Affiliates
From time to time, Apollo executes cross trades which involve the purchase or sale of assets in a transaction between us, on the one hand, and a third party or an Apollo affiliated entity, in either case, to which Apollo or its affiliate acts in an investment advisor, general partner, managing member, collateral manager or other advisory or management capacity, on the other hand. In addition, from time to time, we may purchase or sell securities from or to related parties, other than through a cross trade transaction. We believe that these transactions are undertaken at market rates, and are executed based on third-party valuations where possible. For the year ended December 31, 2019, the aggregate value of such transactions where we acquired investments from related parties amounted to $499 million. For the year ended December 31, 2019, we sold $541 million of investments to related parties.
Commercial Mortgage Loan Servicing Agreements
We have entered into commercial mortgage loan servicing agreements with Apollo. Pursuant to these agreements, we have engaged Apollo to (1) assist with the origination of and provide servicing of, commercial loans owned by us or in which we participate, secured by mortgages, deeds of trust or documents of similar effect encumbering certain real property and commercial improvements thereon and (2) provide for management and sale of real estate owned properties.

Advisory Services Agreement
On August 23, 2016, we entered into an advisory services agreement (the “Advisory Services Agreement”) with AMH. Pursuant to the Advisory Services Agreement, AMH or certain other affiliates of Apollo may provide certain non-exclusive management, consulting, financial and other advisory services to us and our subsidiaries. Such services, which differ from those covered under our IMAs and the Fee Agreement, involve advice and recommendations related to future acquisitions, capital market activities and strategic priorities (including growth). Apollo and its affiliates do not charge us or our subsidiaries for their services and may determine not to provide any services. Apollo and its affiliates have the right to request a fee for any service they provide; however, such a request is subject to prior approval by us or the applicable subsidiary. We are responsible for all reasonable third-party out-of-pocket expenses incurred by Apollo or its affiliates related to the services they offer and provide such entities indemnification against any loss or liability arising out of the Advisory Services Agreement. The Advisory Services Agreement is effective until December 31, 2025. For the year ended December 31, 2019, we paid or reimbursed Apollo or its affiliates $5.5 million in out-of-pocket expenses pursuant to the Advisory Services Agreement.
Rackspace Global Services Agreement
We have a global services agreement with Rackspace US, Inc. (“Rackspace”), an Apollo portfolio company, pursuant to which Rackspace provides us with certain information technology services. The term of the agreement is three years and during the year ended December 31, 2019, we paid or accrued $476,000 for services rendered.

Other Related Party Transactions and Relationships
We have entered into side letters with certain of our shareholders and have granted them certain rights pursuant to the respective side letters.
We entered into a side letter with AAA (the “AAA Side Letter”) in connection with our 2014 private placement. Pursuant to the AAA Side Letter, for so long as AAA holds any of our equity securities directly or indirectly, it shall have the right to have one representative present at all meetings of our board of directors (and committees thereof); provided that such representative shall not be entitled to vote at such meetings.
We have established an employee annuity program, pursuant to which any U.S. employee, including each of our named executive officers, may purchase certain of the annuities that we sell through our retail channel. Annuities purchased through the program are free of commissions, and amounts that we would have otherwise paid as commissions are added to the value of the contract at the time of issuance. In August 2019, one of our named executive officers purchased an annuity under the program for $1 million. Pursuant to the terms of the program, $20,500 was added to the value of his contract in lieu of commissions.
In connection with the Class M Exchange, certain of our current executive officers, including each of our named executive officers, had their Class M Common Shares converted into a combination of Class A common Shares and warrants to purchase Class A common shares, as described in more detail in “COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS—Class M Common Shares and the Class M Exchange” above.
Related Party Transaction Policy
We have established a related party transaction policy which provides procedures for the review of transactions in excess of $120,000 in any year between us and any covered person having a direct or indirect material interest with certain exceptions. Covered persons include any director, executive officer, director nominee, shareholders known to us to beneficially own 5% or more of our Class A common shares or any immediate family members of the foregoing. Any such related party transaction requires advance approval by a majority of our independent directors or by our conflicts committee to the extent that such transactions constitute Apollo Conflicts (as described below), related party transactions incidental or ancillary thereto, or any other related party transaction relating to or involving, directly or indirectly, Apollo or any member of the Apollo Group. To the extent that the related party transaction is other than either an Apollo Conflict or a related party transaction that is incidental or ancillary thereto, or any other related party transaction relating to or involving, directly or indirectly, Apollo or any member of the Apollo Group, our audit committee charter provides that the audit committee has the authority to review and approve all such transactions.
Because the Apollo Group has a significant voting interest in the Company, and because the Company and its subsidiaries have entered into, and will continue in the future to enter into, transactions with Apollo and its affiliates, the Bye-laws require us to maintain a conflicts committee designated by our board of directors, consisting of directors who are not officers, general partners, directors, managers or employees of any member of the Apollo Group. The conflicts committee consists of Messrs. Beilinson and Borden and Ms. Taitz. The conflicts committee reviews and approves material transactions by and between the Company and its subsidiaries, on the one hand, and the Apollo Group, on the other hand, including any modification or waiver of the IMAs with the applicable Apollo subsidiary, subject to certain exceptions.
An “Apollo Conflict” is:

•	the entering into or material amendment of any material agreement by and between us and any member of the Apollo Group;

•
the imposition of any new fee on or increase in the rate of fees charged to us or any of our subsidiaries by a member of the Apollo Group, or the provision for any additional expense reimbursement to or offset by a member of the Apollo Group to be borne by us or any of our subsidiaries, directly or indirectly, pursuant to any material agreement by and between us and any member of the Apollo Group (except to the extent that any such material agreement sets forth the actual amount or formula for calculating the amount of any new fee or increase in the rate at which such fee is charged and such material agreement has been approved or is exempt from approval under the conflicts committee charter);

•
any acquisition or reinsurance transaction not contemplated by the definition of Qualifying Transaction (as defined in the Framework Agreement) to be offered to ACRA or any alternative investment vehicle formed from time to time in which the shareholders of ACRA will make a direct investment for purposes of entering into Qualifying Transactions (each, an “Acra Investment Entity”), except for (i) new production from in-force flow reinsurance transactions and (ii) new funding arrangements; or

•
the exercise of ALRe’s commutation right under the terms of the Reinsurance Program Agreement, dated September 11, 2019, by and between ACRA and ALRe or the commutation right of Athene Annuity Re Ltd. under the terms of the Reinsurance Program Agreement, dated September 11, 2019, by and between Athene Co-Invest Reinsurance Affiliate 1B Ltd. and ALRe, in each case, as recommended by management of the Company.

To the extent that the Apollo Group (as defined in the Bye-laws, but for purposes of these requirements, excluding any persons identified in clauses (v) and (vi) of such definition) owns shares constituting at least 7.5% of the total voting power of the Company, we require that any new (or amendments to any existing) transactions by and between us and any member of the Apollo Group be, prior to the time such transaction is entered into:

•
fair and reasonable, taking into account the totality of the relationships between the parties involved (including other transactions that may be or have been particularly favorable to us or any of our subsidiaries);

•	entered into on an arms-length basis;

•	approved by a majority of our disinterested directors;

•	approved by the holders of a majority of our issued and outstanding Class A common shares that are not held by members of the Apollo Group;

•	approved by the conflicts committee; or

•
approved by a committee consisting solely of two or more disinterested directors duly appointed by our board of directors to review such transaction instead of the conflicts committee, and provided that any such approval of a transaction by such committee complies with the Bye-Laws.

In connection with any matter submitted to the conflicts committee, materials are prepared by management summarizing the applicable conflict and recommending the proposed transaction. The conflicts committee reviews market comparison data (to the extent available) relating to the reasonableness of any proposed fees to be paid.
For operational and administrative ease, certain transactions that fall within the definition of an Apollo Conflict but do not pose a material risk to us need not be approved by the conflicts committee. As described below, these exceptions include specific thresholds under which we may engage Apollo or its affiliates in an investment management or advisory (or sub-management or sub-advisory) capacity without prior conflicts committee review or approval. The following transactions, among others, are expressly excluded from the definition of Apollo Conflict and do not require the consent or review of the conflicts committee:

•
(i) transactions, rights or agreements specifically contemplated by existing agreements between the Company and Athora, (ii) entering into new IMAs or master sub-advisory agreements (the “MSAAs”) with members of the Apollo Group on terms similar to and not more economically favorable in the aggregate to the Apollo Group than those currently in effect (provided, that payment of additional total fees and/or expenses at the same or no greater fee and/or expense reimbursement rate shall not be deemed to be more economically favorable to the Apollo Group), (iii) amendments to the agreements described in (i) and (ii) above for the purpose of adding a subsidiary of the Company thereto, or (iv) any reinsurance transaction between Athora or any of its subsidiaries and the Company or any of its subsidiaries;

•
any (i) transfer of equity securities of the Company to or by any member of the Apollo Group, (ii) acquisition by any member of the Apollo Group of any newly issued equity securities that are offered to the public in a public offering, to substantially all of the holders of the Company’s common stock on a substantially pro-rata basis or at a price which is equal to or greater than the then-prevailing market price, (iii) issuance of securities to any employee or director of the Company or ISG (including allocating blocks of incentive securities to ISG for allocation by ISG to its employees and directors) pursuant to any stock incentive plan or similar equity based compensation plan approved by our board of directors;

•
the provision of any insurance related products by or to the Company or any of its subsidiaries to or by the Apollo Group; provided that the provision of such products is an ordinary course transaction entered into on an arms-length basis on terms no less favorable to the Company or its subsidiaries than could be contemporaneously obtained from or provided to an unaffiliated party;

•
any transactions, rights or agreements between the Company or any of its subsidiaries and any portfolio company of the Apollo Group that pertain to the ordinary course business of such portfolio company; provided, that any such transactions, rights or agreements (taken as a whole) are no less favorable to the Company or the applicable subsidiary than could be obtained from or provided to an unaffiliated party;

•
an investment by the Company or any subsidiary thereof in (i) an Apollo-sponsored vehicle or (ii) a person or entity that does not constitute an Apollo-sponsored vehicle, but in connection with which a member of the Apollo Group is entitled to receive a benefit such as via equity ownership, a fee or other compensation; provided, that an officer of a member of the Apollo Group provides a written certificate to our board of directors that such investment provides the Company or its subsidiary, as applicable, with the same or better terms or a most favored nations clause (in all cases, taken as a whole with respect to such Apollo-sponsored vehicle or other investee, as applicable, and without consideration of any Designated Terms (as defined below)) as those applicable to other investors (excluding Designated Investors (as defined below)) in the same Apollo-sponsored vehicle or other investee, as applicable, who invested an amount in such vehicle equal to or less than that invested by the Company and its subsidiaries; and provided, further, that such investment represents no more than 25% of the outstanding or expected equity interests of such Apollo-sponsored vehicle or other investee (based on prior record related to the strategy), as applicable. Designed Investor and Designated Terms shall have the meanings set forth for such terms or other similar terms in any customary side letter entered into by the applicable Apollo Group advisor or manager, Apollo-sponsored vehicle or other Apollo Group entity, on the one hand, and investors, other than the Company or a subsidiary thereof, who have invested in the same Apollo-sponsored vehicle or other investee, or entered into an investment management, sub-advisory or similar agreement with the Apollo Group for the same asset class, on the other hand;

•
a transaction that has been approved by a majority of our disinterested directors, provided that the disinterested directors are notified that such transaction would otherwise constitute an Apollo Conflict prior to such approval;

•	any modification, supplement, amendment or restatement of the Bye-laws that has been approved in accordance with our Bye-laws and applicable Bermuda law;

•
material amendments to contracts or transactions previously approved by the conflicts committee or a majority of our disinterested directors, or which are not required to be approved by either, so long as, in each case, such amendments either (i) are not materially adverse to the Company or any of its subsidiaries, or (ii) would not cause the relevant contract or transaction to require approval by the conflicts committee or a majority of our disinterested directors under our Bye-laws after giving effect to the relevant amendment;

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the entry into any IMA with the Apollo Group or amending an MSAA currently in effect (or entering into a new MSAA), so long as (i) such agreement is on terms in the aggregate (including expense reimbursement and indemnities) no less favorable to the Company than customary market terms (excluding the fees charged under the IMA); and (ii) either (a) the rates on assets under management (“AUM”) under such agreement (including any carried interest or similar profit allocation, but, for the avoidance of doubt, excluding the fees charged under the IMA) do not exceed 50 basis points per annum for non-alternative assets; (b) the rates on AUM under such agreement (including any carried interest or similar profit allocation, but, for the avoidance of doubt, excluding the fees charged under the IMA) do not exceed 100 basis points per annum for alternative assets; or (c) an officer of a member of the Apollo Group provides a written certification to our board of directors that such agreement provides the Company or its subsidiary, as applicable, with the same or better terms or a most favored nations clause (in all cases, taken as a whole with respect to such agreement and without consideration of any Designated Terms) with respect to other investors (excluding Designated Investors) who have entered into an investment management agreement or sub-advisory or similar agreement with the Apollo Group for the same asset class and whose AUM with respect to such agreement and asset class are all equal or less than those subject to the agreement between the Company and the Apollo Group with respect to such asset class. In addition, investments in (i) an Apollo-sponsored vehicle or (ii) a person or entity that does not constitute an Apollo-sponsored vehicle, but in connection with which a member of the Apollo Group is entitled to receive a benefit such as via equity ownership, a fee or other compensation, in each case, shall be deemed not to be Apollo Conflicts so long as such Apollo-sponsored vehicle or such person or entity charges fees in line with those discussed in (a) and (b) above;

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allocations of costs or expenses between the Company or any of its subsidiaries and the Apollo Group not in excess of five basis points per annum, calculated on the total investible assets of the Company and its subsidiaries including accounts supporting reinsurance agreements for which the Company or a subsidiary thereof acts as reinsurer as of the effective date of such allocation (provided that any such allocation of costs or expenses may not be used to pay investment management fees);

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one or more investments by the Company or any subsidiary thereof in (a) an Apollo-sponsored vehicle or (b) in any person or entity that does not constitute an Apollo-sponsored vehicle, but in connection with which a member of the Apollo Group is entitled to receive a benefit such as via equity ownership, a fee or other compensation, in each case, including any upsize, renewal or extension of an existing investment, up to and including $250 million per investment (or series of related investments), provided that (i) any such investment is on terms, including with respect to fees, which a member of the Apollo Group certifies that it believes are in the aggregate no less favorable to the Company or a subsidiary thereof than terms a similarly situated but unaffiliated person would receive in an arm’s length transaction, (ii) the (a) management fees earned by the Apollo Group shall not exceed 2% of assets or commitment, as applicable, and (b) carried interest or performance fees earned by the Apollo Group for any such investment shall not exceed 20% of the profits, and (iii) any special fees or other fees earned by any member of the Apollo Group in connection with any such investment shall offset management fees (to the extent of management fees) or if such fees do not offset management fees, they shall be arm’s length or approved by the Apollo-sponsored vehicle’s or such other investee’s limited partner advisory board;

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the inclusion of (i) new production from in-force flow reinsurance transactions and (ii) new funding arrangements as Qualifying Transactions to be offered to an ACRA Investment Entity; provided, that, management of the Company shall notify members of the conflicts committee of such inclusion by email and that absent any objection or call for a meeting by a member of the conflicts committee within two business days of such notice, the inclusion of such transaction as a Qualifying Transaction to be offered to an ACRA Investment Entity will be deemed approved by the conflicts committee; and

•
any other class of transactions, rights, fees or agreements determined by approval of the conflicts committee to not be an Apollo Conflict, a related party transaction incidental or ancillary thereto, or any other related party transaction relating to or involving, directly or indirectly, Apollo or any member of the Apollo Group, nor require approval of the conflicts committee.

Each strategy that is managed, advised or sub-advised for the Company or any of its subsidiaries by any member of the Apollo Group through a managed account and was previously subject to conflicts committee approval (other than the existing IMA or new IMAs previously approved) may be re-examined by the conflicts committee if such strategy underwent a material change in the amount of AUM in the immediately preceding 12 months.
Our conflicts committee or applicable disinterested directors have previously approved the existing transactions described above that are required to be approved by the terms of our conflicts committee charter.

PROPOSAL 1:
ELECTION OF DIRECTORS OF THE COMPANY
At the Annual General Meeting, five directors are to be elected to hold office. Five Class II directors, Messrs. Kleinman, Ruisi, Wrubel and Zeko and Ms. Taitz, were recommended for nomination by our nominating and corporate governance committee and nominated for election by our board of directors and in accordance with the Company’s Bye-laws. If reelected, the Class II directors will hold office until the 2023 annual general meeting. All of the nominees have consented to serve if elected, but if any becomes unavailable to serve, the persons named as proxies in the accompanying proxy card may exercise their discretion to vote for a substitute nominee.
The name, principal occupation and other biographical information concerning each nominee is set forth in the section above entitled “MANAGEMENT.”
The board of directors recommends that Shareholders vote FOR the proposal to elect all of the nominees named above.
PROPOSAL 2:
APPOINTMENT OF INDEPENDENT AUDITOR
The board of directors proposes that the shareholders appoint PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm of the Company and its consolidated subsidiaries (the “Independent Auditor”) until the close of the Company’s annual general meeting in 2021. PwC has been the Independent Auditor since December 8, 2015, the effective date of the change in the Company’s Independent Auditor from PricewaterhouseCoopers Ltd. to PwC, as approved by the audit committee.
A representative from PwC will be present at the Annual General Meeting (via the live webcast) and will have the opportunity to make a statement if he or she desires to do so and respond to appropriate questions from shareholders.
The board of directors recommends a vote FOR the proposal appointing PwC as the Company’s Independent Auditor to serve until the close of the Company’s next annual general meeting in 2021.
PROPOSAL 3:
REMUNERATION OF INDEPENDENT AUDITOR
Subject to the approval of this proposal, the audit committee will determine the remuneration of PwC as the Company’s Independent Auditor for the year ending December 31, 2020. In accordance with the Bermuda Companies Act 1981, as amended, the board of directors is submitting its referral to the audit committee of the determination of the remuneration of the Independent Auditor to the shareholders for approval.
The board of directors recommends that Shareholders vote FOR the proposal to refer the remuneration of PwC to the audit committee of the board of directors of the Company.

PROPOSAL 4:
SAY ON PAY VOTE
As required by Section 14A of the Exchange Act, the below resolution gives shareholders the opportunity to cast an advisory vote on the compensation of our NEOs, as disclosed in this Proxy Statement. Consistent with our shareholders’ preference, we intend to submit an advisory vote on the compensation of our NEOs on an annual basis.
Accordingly, we are asking our Shareholders to vote on the following resolution:
RESOLVED, that the Shareholders approve the compensation of our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.
As this is an advisory vote, the result will not be binding, although our compensation committee will consider the outcome of the vote when evaluating the effectiveness of our compensation principles and in connection with its compensation determinations.
It is expected that the next advisory vote on the compensation of our NEOs will occur at our 2021 annual general meeting.
The board of directors recommends that Shareholders vote FOR the resolution.

ADDITIONAL INFORMATION AND MATTERS
Mailing Address of Principal Executive Offices
The mailing address of our principal executive offices is Chesney House, First Floor, 96 Pitts Bay Road, Pembroke, HM08, Bermuda.
Annual Report and Other Reports
Our Annual Report on Form 10-K for the year ended December 31, 2019 and other reports we file with the SEC are available on our principal corporate website at www.athene.com. Information contained on our website or connected thereto does not constitute a part of, and is not incorporated by reference into, this proxy statement.
Shareholders’ Proposals and Director Nominees for the 2021 Annual General Meeting
In accordance with Rule 14a-8 of the Exchange Act, a proposal by a shareholder intended for inclusion in our proxy statement for the 2021 annual general meeting requires timely notice in writing, either by personal delivery or express or registered mail (postage prepaid), to the secretary at the registered office of the Company not later than the close of business on the 120th day prior to the one-year anniversary of the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual general meeting. Based on the Company’s proxy statement being released to shareholders on April 21, 2020 in connection with the 2020 Annual General Meeting, timely notice for proposals to be included in our proxy statement for the 2021 annual general meeting must therefore be received no later than the close of business on December 22, 2020.
Under our Bye-laws, a proposal by a shareholder not intended for inclusion in our proxy statement for the 2021 annual general meeting, which may take the form of nominees for the board of directors, in order to be properly brought before the 2021 annual general meeting, requires timely notice in writing, either by personal delivery or express or registered mail (postage prepaid), to the secretary at the registered office of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the one-year anniversary of the date of the annual general meeting for the immediately preceding year. Based on the 2020 Annual General Meeting date of June 2, 2020, timely notice for proposals to be properly brought before the 2021 annual general meeting must therefore be received not earlier than the close of business on February 2, 2021 and not later than the close of business on March 4, 2021.
However, under our Bye-laws, in the event that the date of the annual general meeting is more than 30 days before or after such anniversary date, in order to be timely, a Shareholder’s notice must be received by the secretary at the registered office of the Company not later than the later of (x) the close of business 90 days prior to the date of such annual general meeting and (y) if the first public announcement of the date of such advanced or delayed annual general meeting is less than 100 days prior to such date, 10 days following the date of the first public announcement of the annual general meeting date. In no event shall the public announcement of an adjournment or postponement of an annual general meeting, or such adjournment or postponement, commence a new time period or otherwise extend any time period for the giving of a shareholder’s notice as described herein.
Principal Accountant Fees and Services
The following summarizes the fees for services provided by PricewaterhouseCoopers LLP in 2019 and 2018 (dollars in millions):

	2019	2018
Audit fees(1)	$15	$14
Audit-related fees(2)	3	3
Tax fees	—	—
All other fees	—	—
Total	$18	$17

(1) Audit fees include fees billed and expected to be billed associated with the audit of the annual consolidated financial statements and internal control over financial reporting included on Form 10-K, the reviews of quarterly reports on Form 10-Q, annual audits of certain subsidiaries and audits required by regulatory authorities, statutory audits, issuance of comfort letters, issuance of consents related to common stock offerings and registration statements, attest services required by regulation, and the assistance with and review of documents filed with the SEC and other regulatory authorities.

(2) Audit-related fees include fees paid associated with employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews not required by statute and regulation, consultations on financial accounting and reporting standards, and other attest services related to financial reporting that are not required by statute or regulation.

SCHEDULE 1
Athene Holding Ltd. Insurance Subsidiaries:
1. Athene Life Re Ltd.
2. Athene Annuity & Life Assurance Company
3. Athene Life Insurance Company of New York
4. Athene Annuity & Life Assurance Company of New York
5. Structured Annuity Reinsurance Company
6. Athene Annuity and Life Company
7. Athene Re USA IV, Inc.
8. Athene Annuity Re Ltd.
9. Athene Life Re International Ltd.
10. Athene Co-Invest Reinsurance Affiliate 1A Ltd.
11. Athene Co-Invest Reinsurance Affiliate 1B Ltd.
12. Athene Co-Invest Reinsurance Affiliate International Ltd.

SCHEDULE 2
Current Ceding Companies:
1. American Equity Investment Life Insurance Company
2. American Pioneer Life Insurance Company
3. American Progressive Life and Health Insurance Company of New York
4. Nassau Life Insurance Company of Texas (formerly known as Constitution Life Insurance Company)
5. Union Bankers Life Insurance Company
6. Pennsylvania Life Insurance Company (merged into Nassau Life Insurance Company of Texas)
7. The Pyramid Life Insurance Company
8. Jefferson National Life Insurance Company
9. Athene Annuity & Life Assurance Company
10. Continental Assurance Company
11. Reassure America Life Insurance Company
12. Eagle Life Insurance Company
13. Liberty Bankers Life Insurance Company
14. Athene Annuity & Life Assurance Company of New York
15. Athene Annuity and Life Company
16. Structured Annuity Reinsurance Company
17. Transamerica Life Insurance Company
18. Midland National Life Insurance Company
19. North American Company for Life and Health Insurance
20. Athene Re USA IV, Inc.
21. Sentinel Security Life Insurance Company
22. Athene Life Insurance Company of New York
23. Royal Neighbors of America
24. Fidelity Security Life Insurance Company
25. The Lincoln National Life Insurance Company
26. Massachusetts Mutual Life Insurance Company
27. Brighthouse Life Insurance Company
28. Brighthouse Life Insurance Company of NY
29. Life Insurance Company of the Southwest
30. Voya Insurance and Annuity Company
31. Reliastar Life Insurance Company

ATHENE HOLDING

VOTE

Your vote matters – here's how to vote!

You may vote online instead of mailing this card.

Online
Go to **www.investorvote.com/ATH** or scan the QR code — login details are located in the shaded bar below.

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/ATH

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2020 Annual General Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the election of all the nominees listed, and FOR Proposals 2, 3 and 4.

1. To elect as directors of Athene Holding Ltd. (the "Company") the Class II nominees listed below:

	For	Against	Abstain
01 - Scott Kleinman	☐	☐	☐
02 - Lawrence Ruisi	☐	☐	☐
03 - Hope Taitz	☐	☐	☐
04 - Arthur Wrubel	☐	☐	☐
05 - Fehmi Zeko	☐	☐	☐

1 U P X

038LCC

The 2020 Annual General Meeting of Shareholders of Athene Holding Ltd. will be held on June 2, 2020, at 9:00 a.m. Eastern Time, virtually via the internet at www.meetingcenter.io/257990728.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — ATH2020.

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Athene Holding Ltd.

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Notice of 2020 Annual General Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual General Meeting — June 2, 2020

William J. Wheeler and John Golden, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Shareholders of Athene Holding Ltd. to be held on June 2, 2020, at 9:00 a.m. Eastern Time or at any postponement or adjournment thereof.

This Proxy will be voted as directed or, if no direction is indicated, it will be voted FOR Proposals 2, 3 and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.

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